Registration No. 333-100829

811-09137

As Filed with the Securities and Exchange Commission on April 27, 2004

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION UNDER THE SECURITIES ACT OF 1933 [ X ]

Pre-Effective Amendment No. ____ [ ]

Post-Effective Amendment No.__2__ [ X ]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ X ]

Amendment No._13___ [ X ]

Sun Life of Canada (U.S.) Variable Account I

Registrant

Sun Life Assurance Company of Canada (U.S.)

Depositor

One Sun Life Executive Park

Wellesley Hills, Massachusetts 02481

Depositor's Address

1-800-700-6554

Depositor's Telephone Number

Edward M. Shea

Assistant Vice President and Senior Counsel

Sun Life Assurance Company of Canada (U.S.)

One Sun Life Executive Park

Wellesley Hills, Massachusetts 02481

Name and Address of Agent For Service

It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485.

[ X ] on April 30, 2004 pursuant to paragraph (b) of Rule 485.

[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485.

[ ] on May 1, 2004 pursuant to paragraph (a)(1) of Rule 485.

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A

Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, Massachusetts 02481 (800) 700-6554	SUN LIFE LOGO
Futurity Accumulator II Variable Universal Life Insurance
Sun Life of Canada (U.S.) Variable Account I
A Flexible Premium Combination Fixed and Variable Universal Life Insurance Policy

This prospectus describes a combination fixed and variable universal life insurance policy (the "Policy") issued by Sun Life Assurance Company of Canada (U.S.) ("we" or "us"), a member of the Sun Life Financial group of companies, through Sun Life of Canada (U.S.) Variable Account I, one of our separate accounts. The Policy is being offered, depending on the circumstances, as either an individual policy or as a certificate under a group policy. The substantive terms of a certificate under a group policy will be identical to those of an individual policy. In this prospectus, unless stated otherwise, the term "Policy" will include individual policies, group policies and certificates issued under group policies. The Policy allows "you," the policyowner, within certain limits, to:

- - - -

choose the type and amount of insurance coverage you need and increase or decrease that coverage as your insurance needs change;

choose the amount and timing of premium payments;

allocate net premium payments among the available Investment Options and transfer Account Value among available Investment Options as your investment objectives change; and

access the Policy's Account Value through loans, partial withdrawals or total surrenders.

This prospectus contains important information you should understand before purchasing a Policy. We use certain special terms which are defined in Appendix A. You should read this prospectus carefully and keep it for future reference.

Neither the Securities and Exchange Commission nor any state securities commission has approved these securities or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Prospectus

April 30, 2004

This prospectus does not constitute an offering in any jurisdiction where the offering would not be lawful. You should rely only on the information contained in this prospectus or in the prospectus or statement of additional information of the Funds. We have not authorized anyone to provide you with information that is different.

Risk/Benefit Summary of Policy

Right of Return Period You may return the Policy and receive a refund within 10 days from the date of receipt of the Policy. A longer period may apply in some states. Premium Payments
-

Generally, you must make a minimum Initial Premium payment equal to 25% of 12 Minimum Monthly Premiums. The minimum Initial Premium is shown in the illustration for the Policy and is shown in the Policy.

- -	You choose the amount and timing of subsequent premium payments, within certain limits. You may allocate your net premium payments among the Policy's available Investment Options.
Account Value
Account Value is the sum of the amounts in each Sub-Account and the Fixed Account Option with respect to the Policy.
The Policy's Account Value will reflect-
- - - -

the premiums you pay;

the investment performance of the Sub-Accounts you select, and/or the interest credited to the Fixed Account Option;

any loans or partial withdrawals;

the charges we deduct under the Policy.

Accessing the Policy's Account Value
- - -

You may borrow from us using your Account Value as collateral.

You may surrender the Policy for its Cash Surrender Value. Cash Surrender Value is Account Value minus any surrender charges and the amount of any Policy Debt. The surrender charge period ends 9 years after you purchase the Policy or increase the Specified Face Amount of the Policy.

You may make a partial withdrawal of some of the Policy's Cash Surrender Value after the Policy has been in force for one year. A partial withdrawal will cause a decrease in the Specified Face Amount of the Policy if your death benefit option is the Specified Face Amount. Reducing the Cash Surrender Value with a partial withdrawal may increase the risk of Policy lapse.

Death Benefit

If the Policy is in force at the time we receive due proof of the Insured's death, we will pay the beneficiary an amount based on the death benefit option in effect, plus any supplemental benefits added to the Policy, less Policy Debt and any overdue monthly deductions.

Specified Face Amount is the minimum amount of life insurance in the Policy.
-	You have a choice of two death benefit options-
-	the Specified Face Amount; or

-	the sum of the Specified Face Amount and the Account Value of the Policy.
- -	For each option, the death benefit may be greater if necessary to satisfy federal tax laws. After the first Policy Year, you may
- -	change your death benefit option; or increase the Specified Face Amount.
-	After the fourth Policy Year, you may decrease the Specified Face Amount to a level not less than the minimum specified in the Policy.
The Variable Account
- - - - -

We have established a variable separate account to fund the variable benefits under the Policy.

The assets of the variable separate account are free from our general creditor's claims.

The variable separate account is divided into Sub-Accounts.

Each Sub-Account invests exclusively in shares of a corresponding mutual fund.

When you choose Sub-Accounts in the variable separate account, your benefits will fluctuate based on certain economic conditions. These conditions include, but are not limited to

- - - -	inflationary forces, changes in rates of return available from different types of investments, changes in employment rates and the presence of international conflict.
- - -

With such Sub-Accounts, you assume all investment risk.

A comprehensive discussion of the risks of such Sub-Accounts may be found in the underlying Fund's prospectus.

It is unsuitable to purchase a life insurance policy as a short-term savings vehicle because investment risk is best borne over a number of years. Surrender charges may also be imposed if surrender occurs in the early Policy Years.

Investment Options
- - -

You may allocate your net premium payments among the Sub-Accounts and the Fixed Account Option.

You may transfer amounts from one Sub-Account to another or to the Fixed Account Option, subject to any limits that we or the Funds may impose. We will notify you in writing of any such limitations.

You may transfer amounts from the Fixed Account Option, subject to our transfer rules in effect at time of transfer.

What If Charges and Deductions Exceed Cash Surrender Value?
- - - -

Unless the No-Lapse Guarantee applies, the Policy will terminate if the Cash Surrender Value at the beginning of any Policy Month is less than the charges and deductions then due.

We will send you notice and allow you a 61 day Grace Period.

If, within the Grace Period, you do not make a premium payment sufficient to cover all charges and deductions due, the Policy will terminate at the end of the Grace Period.

If the Policy terminates, all coverage ceases and no benefits are payable.

No-Lapse Guarantee

The Policy will not terminate during the No-Lapse Guarantee Period if the premiums paid less partial withdrawals less Policy Debt exceed the sum of Minimum Monthly Premiums from the Policy Date to the Valuation Date. The No-Lapse Guarantee Period is based on the Insured's age. It may vary in length by state but may not exceed 20 years.

Reinstatement

If the Policy terminates due to insufficient value, we will reinstate it within three years at your request, subject to certain conditions.

Federal Tax Considerations

Purchase of, and transactions under, the Policy may have tax consequences that you should consider. You may wish to consult a qualified tax professional prior to purchase regarding tax treatment of death benefits, loans and surrenders.

Supplemental Benefits
-	You may supplement the Policy with the following riders where available-
- - - - -	accelerated benefits accidental death benefit waiver of monthly deductions payment of stipulated amount supplemental insurance
-	We will deduct the cost, if any, of the rider(s) from the Policy's Account Value on a monthly basis.

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy or transfer amounts between Investment Options.
TRANSACTION FEES
Charge	When Charge is Deducted	Amount Deducted
Expense Charge Applied to Premium	Upon premium receipt	Guaranteed: Current:	7.25% 5.25%
Surrender Charge[1] Minimum and Maximum Charge	Upon policy surrender before the tenth Policy Year and upon surrender of a Policy increase before nine years have elapsed from the increase effective date	(Per $1000 of Specified Face Amount)
$0.63/$26.84[2]
Representative Owner Charge[3] (For a male, issue age 45, policy year 1.)		$10.50
Transfer Fee	Upon transfers in excess of 12 in a Policy Year	Guaranteed: Current:	$15.00 $0.00

The next table describes the fees and expenses that you will pay periodically during the time you own the Policy, not including Fund fees and expenses.
PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance[4] Minimum and Maximum Charge	At the beginning of a Policy Month	(Per $1000 of Policy Net Amount at Risk)
		Guaranteed: Current:	$1.05/$1000.00[6] $0.42/$275.71[5]

     Representative Owner Charge[7]

     (For the guaranteed charge, the       Representative Owner is a male,       current age 45. For the current       charge, the Representative

      Owner is a male, preferred, non-      tobacco, issue age 45, policy year       1.)

		Guaranteed: Current:	$4.55 $1.40
Mortality and Expense Risk Charge[8]	At the beginning of a Policy Month	(On the assets allocated to the Sub-Accounts)
		Policy Years 1-10: Policy Years 11+:	0.60% 0.10%
Monthly Expense Charge[9] Minimum and Maximum Charge	At the beginning of a Policy Month

$96.00 per year in all years plus $0.36/$8.40 per $1000 of Specified Face Amount for the first 10 Policy Years following Policy Issuance and for the first 10 Policy Years following the increase in the Specified Face Amount[10]

Representative Owner Charge[11] (For a male, issue age 45.)

$96.00 per year in all years plus $1.92 per $1000 of Specified Face Amount for the first 10 Policy Years following Policy Issuance and for the first 10 Policy Years following the increase in the Specified Face Amount

Loan Interest	At the end of each Policy Year	Policy Years 1-10: Policy Years 11+:	4.0% 3.0%

The next table describes the charges you will pay periodically during the time you own any riders attached to the Policy.
OPTIONAL CHARGES
Charge	When Charge is Deducted	Amount Deducted
Accidental Death Benefit Rider Minimum and Maximum Charge	At the beginning of a Policy Month	(Per $1000 of Accidental Death Benefit)
$0.72/$1.56[12]
Representative Owner Charge (For issue age 45.)		$0.72[13]
Waiver of Monthly Deductions Rider Minimum and Maximum Charge	At the beginning of a Policy Month	(Per $1000 of Policy Net Amount at Risk)
$0.14/$2.22[14]
Representative Owner Charge[15] (For issue age 45.)		$0.84
Payment of Stipulated Amount Rider Minimum and Maximum Charge	At the beginning of a Policy Month	(Per $100 of Stipulated Amount16)
$1.66/$9.50[17]
Representative Owner Charge[18] (For a male, issue age 45, benefit payable to age 70.)		$5.51
Supplemental Insurance Rider[19] (This charge is in addition to the Policy Cost of Insurance Charge.) Minimum and Maximum Charge	At the beginning of a Policy Month	(Per $1000 of Rider Net Amount at Risk)
		Guaranteed: Current:	$1.05/$1000.00[21] $0.42/$280.96[20]

     Representative Owner Charge[22]

     (For the guaranteed charge, the       Representative Owner is a male,       current age 45. For the current       charge, the Representative Owner       is a male, preferred, non-tobacco,       issue age 45, policy year 1.)

		Guaranteed: Current:	$4.55 $0.83

The next item shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Policy. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.
TOTAL ANNUAL FUND OPERATING EXPENSES	Minimum	Maximum
Total Annual Fund Expenses (expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.38%	5.47%

1The surrender charge varies based on the Specified Face Amount, the length of time the Policy has been in force, the Insured's age and sex. The surrender charge shown may not be representative of the charge that you will pay. You may obtain more information about the particular surrender charge that would apply to you from your sales representative.

2The first number is the minimum surrender charge possible under the Policy. The $0.63 represents the charge for an Insured female, issue age 20, policy year 9. The second number is the maximum surrender charge possible under the Policy. The $26.84 represents the charge for an Insured female, issue age 72, policy year 1.

3A Representative Owner is a male, issue age 45, policy year 1. It is assumed the Owner and the Insured are the same person.

4The current cost of insurance charges vary based on the length of time the Policy has been in force and the Insured's issue age, sex and rating class. The guaranteed cost of insurance charges vary based on the Insured's attained age and sex. The cost of insurance charge shown may not be representative of the charge that you will pay. You may obtain more information about the particular cost of insurance charge that would apply to you from your sales representative.

5The first number is the current annual minimum cost of insurance charge possible under the Policy. The $0.42 represents the charge for an Insured female, preferred, non-tobacco, issue age 20, policy year 20. The second number is the current annual maximum cost of insurance charge possible under the Policy. The $275.71 represents the charge for an Insured male, standard, tobacco, current age 99.

6The first number is the guaranteed annual minimum cost of insurance charge possible under the Policy. The $1.05 represents the charge for an Insured female, current age 20. The second number is the guaranteed annual maximum cost of insurance charge possible under the Policy. The $1000.00 represents the charge for an Insured male, current age 99.

7For the current annual cost of insurance charge calculation, a Representative Owner is a male, preferred, non-tobacco, issue age 45, policy year 1. For the guaranteed annual cost of insurance charge calculation, a Representative Owner is a male, current age 45. It is assumed the Owner and the Insured are the same person.

8The annual rate is shown in the table. The monthly percentage for policy years 1-10 is 0.05%. The monthly percentage for policy years 11+ is 0.0083%.

9The monthly expense charge based on the Specified Face Amount varies based on individual characteristics, specifically the Insured's age and sex. The monthly expense charge shown may not be representative of the charge that you will pay. You may obtain more information about the particular monthly expense charge that would apply to you from your sales representative.

10The first number is the minimum monthly expense charge per $1000 of Specified Face Amount possible under the Policy. The $0.36 represents the annual charge for an Insured female, issue age 20. The second number is the maximum monthly expense charge per $1000 of Specified Face Amount possible under the Policy. The $8.40 represents the annual charge for an Insured male, issue age 75.

11A Representative Owner is a male, issue age 45. It is assumed the Owner and the Insured are the same person.

12The first number is the minimum annual charge for the rider. The $0.72 represents the charge for an Insured, issue age 20. The second number is the maximum annual charge for the rider. The $1.56 represents the charge for an Insured, issue age 65. Charges vary by issue age only. The charge shown may not be representative of the charge that you will pay. You may obtain more information about the particular charge that would apply to you from your sales representative.

13A Representative Owner is issue age 45. It is assumed the Owner and the Insured are the same person.

14The first number is the minimum annual charge for the rider. The $0.14 represents the charge for an Insured, issue age 20. The second number is the maximum annual charge for the rider. The $2.22 represents the charge for an Insured, issue age 55. Charges vary by issue age only. The charge shown may not be representative of the charge that you will pay. You may obtain more information about the particular charge that would apply to you from your sales representative.

15A Representative Owner is issue age 45. It is assumed the Owner and the Insured are the same person.

16To increase the variety of Stipulated Amounts electable, the charge imposed is per $100 of Stipulated Amount.

17The first number is the minimum annual charge for the rider. The $1.66 represents the charge for an Insured male, issue age 20, benefit payable to age 65. The second number is the maximum annual charge for the rider. The $9.50 represents the charge for an Insured male, issue age 55, benefit payable to age 70. Charges vary based on individual characteristics, specifically the Insured's age, sex and duration of payment option. The charge shown may not be representative of the charge that you will pay. You may obtain more information about the particular charge that would apply to you from your sales representative.

18A Representative Owner is an Insured male, issue age 45, benefit payable to age 70. It is assumed the Owner and the Insured are the same person.

19The current rider charges vary based on the length of time the rider has been in force and the Insured's sex, issue age and rating class. The guaranteed rider charges vary based on the Insured's sex and attained age. The charge shown may not be representative of the charge that you will pay. You may obtain more information about the particular charge that would apply to you from your sales representative.

20The first number is the current annual minimum charge for the rider. The $0.42 represents the charge for an Insured female, preferred, non-tobacco, issue age 20, policy year 20. The second number is the current annual maximum charge for the rider. The $280.96 represents the charge for an Insured male, standard, tobacco, current age 99.

21The first number is the guaranteed annual minimum charge for the rider. The $1.05 represents the charge for an Insured female, current age 20. The second number is the guaranteed annual maximum charge for the rider. The $1000.00 represents the charge for an Insured male, current age 99.

22For the current annual charge calculation, a Representative Owner is a male, preferred, non-tobacco, issue age 45, policy year 1. For the guaranteed annual charge calculation, a Representative Owner is a male, current age 45. It is assumed the Owner and the Insured are the same person.

Sun Life Assurance Company of Canada (U.S.)

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. Our executive office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. We do business in 49 states, the District of Columbia and the Virgin Islands. We have an insurance company subsidiary that does business in New York. We are an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life (Canada)"). We issue individual and group life insurance policies and annuity contracts.

Sun Life (Canada) completed its demutualization on March 22, 2000. As a result of the demutualization, a new holding company, Sun Life Financial, Inc. ("Sun Life Financial"), is now the ultimate parent of Sun Life (Canada) and the Company. Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York and Philippine stock exchanges.

The Variable Account

We established Sun Life of Canada (U.S.) Variable Account I in accordance with Delaware law on December 1, 1998. The Variable Account may also be used to fund benefits payable under other life insurance policies issued by us. We, the Company, are obligated to pay all benefits payable under the Policy.

We own the assets of the Variable Account. The income, gains or losses, realized or unrealized, from assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to our other income, gains or losses.

We will at all times maintain assets in the Variable Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all policies participating in the Variable Account. The assets of the Variable Account are insulated from our general liabilities and may not be charged with our liabilities from our other business. Our obligations under those policies are, however, our general corporate obligations.

The Variable Account is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust. Registration under the 1940 Act does not involve any supervision by the SEC of the management or investment practices or policies of the Variable Account.

The Variable Account is divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a corresponding investment portfolio of a registered investment company (commonly known as a mutual fund). We may in the future add new or delete existing Sub-Accounts. The income, gains or losses, realized or unrealized, from assets allocated to each Sub-Account are credited to or charged against that Sub-Account without regard to the other income, gains or losses of the other Sub-Accounts. All amounts allocated to a Sub-Account will be used to purchase shares of the corresponding mutual fund. The Sub-Accounts will at all times be fully invested in mutual fund shares. The Variable Account may contain certain sub-accounts which are not available under the Policy.

The Funds

The Policy offers a number of Fund options, which are briefly discussed below. Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund. More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for the Funds (the "Fund Prospectuses"). The Fund Prospectuses should be read in connection with this prospectus. A copy of each Fund Prospectus may be obtained without charge by calling (800) 700-6554, or writing to Sun Life Assurance Company of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

The Funds currently available are:

AIM Variable Insurance Funds (advised by AIM Advisors, Inc.)

     AIM V.I. Capital Appreciation Fund seeks growth of capital by investing principally in common stocks of companies which the Fund's portfolio managers believe are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth.

     AIM V.I. Growth Fund seeks to achieve growth of capital primarily by investing in seasoned and better-capitalized companies considered to have strong earnings momentum.

     AIM V.I. Core Equity Fund seeks to provide growth of capital by investing in securities of companies that have the potential for long-term, above-average growth in earnings.

     AIM V.I. International Growth Fund seeks to achieve long-term growth of capital by investing in a diversified portfolio of international equity securities whose issuers are considered to have strong earnings momentum.

     AIM V.I. Premier Equity Fund seeks long-term growth of capital with a secondary objective of current income.

AllianceBernstein Variable Products Series Fund, Inc. (advised by Alliance Capital Management L.P.)

     AllianceBernstein VP Growth and Income Portfolio seeks to provide reasonable current income and reasonable opportunities for appreciation by investing primarily in dividend-paying common stocks of good quality.

     AllianceBernstein VP Technology Portfolio seeks growth of capital and invests for capital appreciation, and only incidentally for current income. The Portfolio normally invests at least 80% of its net assets in securities that use technology extensively in the development of new or improved products or processes.

Fidelity Variable Insurance Products Funds (advised by Fidelity Management & Research Company. Fidelity, Fidelity Investments and Contrafund are registered trademarks of FMR Corp.)

     Fidelity VIP Contrafund(R) Portfolio seeks long-term capital appreciation by normally investing primarily in common stocks of companies whose value it believes is not fully recognized by the public.

     Fidelity VIP Growth Portfolio seeks to achieve capital appreciation by investing primarily in stocks of companies it believes to have above-average growth potential.

     Fidelity VIP Index 500 Portfolio seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500.

     Fidelity VIP Money Market Portfolio seeks as high a level of current income as is consistent with preservation of capital and liquidity.

     Fidelity VIP Overseas Portfolio seeks long-term growth of capital by investing at least 80% of the fund's assets primarily in non-U.S. securities. The fund is normally invested primarily in common stocks.

Goldman Sachs Variable Insurance Trust (advised by Goldman Sachs Asset Management, L.P.)

     Goldman Sachs VIT CORESM U.S. Equity Fund seeks long-term growth of capital and dividend income by investing in a broadly diversified portfolio of large cap and blue chip equity securities representing all major sectors of the U.S. economy.

INVESCO Variable Investment Funds, Inc. (advised by AIM Advisors, Inc.)

     INVESCO VIF Dynamics Fund seeks long-term capital growth by investing at least 65% of its net assets in common stocks of mid-sized companies.

     INVESCO VIF Small Company Growth Fund seeks long-term capital growth by normally investing at least 80% of its net assets in common stocks of small-capitalization companies.

MFS/Sun Life Series Trust (advised by Massachusetts Financial Services Company, a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial, Inc., a diversified financial services organization)

     MFS/Sun Life Capital Appreciation Series will seek to maximize capital appreciation by investing in securities of all types, with major emphasis on common stocks.

     MFS/Sun Life Emerging Growth Series will seek long-term growth of capital.

     MFS/Sun Life Government Securities Series will seek current income and preservation of capital by investing in U.S. Government and U.S. Government-related Securities.

     MFS/Sun Life High Yield Series will seek high current income and capital appreciation by investing primarily in certain low rated or unrated fixed income securities (possibly with equity features) of U.S. and foreign issuers.

     MFS/Sun Life Massachusetts Investors Growth Stock Series seeks to provide long-term growth of capital and future income rather than current income.

     MFS/Sun Life Massachusetts Investors Trust Series will seek long-term growth of capital with a secondary objective to seek reasonable current income.

     MFS/Sun Life New Discovery Series seeks capital appreciation by generally focusing on smaller cap emerging growth companies that are early in their life cycle.

     MFS/Sun Life Total Return Series will mainly seek to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with prudent employment of capital; its secondary objective is to take advantage of opportunities for growth of capital and income since many securities offering a better than average yield may also possess growth potential.

     MFS/Sun Life Utilities Series will seek capital growth and current income (income above that available from a portfolio invested entirely in equity securities) by investing under normal market conditions, at least 80% of its assets in equity and debt securities of both domestic and foreign companies in the utilities industry.

PIMCO Variable Insurance Trust (advised by Pacific Investment Management Company LLC ("PIMCO"))

     PIMCO Emerging Markets Bond Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments of issuers that economically are tied to countries with emerging securities markets. Such securities may be denominated in non-U.S. currencies and the U.S. dollar.

     PIMCO High Yield Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities ("junk bonds") rated below investment grade but rated at least B by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality.

     PIMCO Real Return Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or government-sponsored enterprises and corporations.

     PIMCO Total Return Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Portfolio normally varies within a three to six year time frame based on PIMCO's forecast for interest rates.

Scudder VIT Funds (advised by Deutsche Asset Management, Inc.)

     Scudder VIT EAFE® Equity Index Fund seeks to replicate, as closely as possible, before expenses, the performance of the Morgan Stanley Capital International (MSCI) EAFE Index (EAFE Index), which emphasizes stocks of companies in major markets in Europe, Australasia and the Far East.

     Scudder VIT Small Cap Index Fund seeks to replicate, as closely as possible, before expenses, the performance of the Russell 2000 Small Stock Index (the Russell 2000 Index), which emphasizes stocks of small U.S. companies.

Sun Capital Advisers TrustSM (advised by Sun Capital Advisers, Inc., an affiliate of the Company; Fred Alger Management, Inc. serves as subadviser to the SCSM Alger Growth Fund, SCSM Alger Income & Growth Fund and SCSM Alger Small Capitalization Fund; Davis Select Advisers, L.P., serves as investment sub-adviser to SCSM Davis Financial Fund and SCSM Davis Venture Value Fund; Neuberger Berman Management, Inc. serves as sub-adviser to SCSM Neuberger Berman Mid Cap Growth Fund and SCSM Neuberger Berman Mid Cap Value Fund; OpCap Advisors serves as investment subadviser to SCSM Value Equity Fund, SCSM Value Managed Fund, SCSM Value Mid Cap Fund and SCSM Value Small Cap Fund; Wellington Management Company, LLP, serves as investment subadviser to SCSM Blue Chip Mid Cap Fund, SCSM Investors Foundation Fund and SCSM Select Equity Fund.)

     Sun CapitalSM All Cap Fund seeks long-term capital growth by investing primarily in equity securities of U.S. companies.

     Sun Capital Investment Grade Bond Fund(R) seeks high current income consistent with relative stability of principal by investing at least 80% of its net assets in investment grade bonds. The Fund may invest up to 20% of its assets in lower rated or unrated bonds (also known as high yield or junk bonds).

     Sun Capital Real Estate Fund(R) primarily seeks long-term capital growth and, secondarily, seeks current income and growth of income. The Fund invests at least 80% of its net assets in securities of real estate investment trusts and other real estate companies.

     SCSM Alger Growth Fund seeks long-term capital appreciation by investing primarily in equity securities of companies with market capitalizations of $1 billion or more.

     SCSM Alger Income & Growth Fund seeks primarily to provide a high level of dividend income by investing in dividend paying equity securities. Capital appreciation is a secondary objective.

     SCSM Alger Small Capitalization Fund seeks long-term capital appreciation. It invests primarily in the equity securities of small companies with market capitalizations within the range of the Russell 2000 Growth Index or the S&P SmallCap 600 Index.

     SCSM Davis Financial Fund seeks growth of capital by investing primarily in the common stock of financial services companies.

     SCSM Davis Venture Value Fund seeks growth of capital by investing primarily in the common stock of U.S. companies with market capitalizations of at least $10 billion.

     SCSM Neuberger Berman Mid Cap Growth Fund seeks growth of capital by investing at least 80% of its net assets in equity securities of companies with market capitalizations within the range of capitalizations of issuers in the Russell Midcap Index at the time of purchase.

     SCSM Neuberger Berman Mid Cap Value Fund seeks growth of capital by investing at least 80% of its net assets in equity securities of companies with market capitalizations within the range of capitalizations of issuers in the Russell Midcap Index at the time of purchase.

     SCSM Value Equity Fund seeks long-term capital appreciation by investing at least 80% of its net assets in a diversified portfolio of equity securities that the portfolio manager believes to be undervalued in the marketplace.

     SCSM Value Managed Fund seeks growth of capital over time by investing primarily in a portfolio consisting of common stocks, fixed income securities, and cash equivalents. The subadviser will vary the allocation depending on its assessments of the relative values of such investments.

     SCSM Value Mid Cap Fund seeks long-term capital appreciation by investing at least 80% of its net assets in equity securities of companies with market capitalizations of between $500 million and $8 billion at time of purchase.

     SCSM Value Small Cap Fund seeks capital appreciation by investing at least 80% of its net assets in a diversified portfolio of equity securities of companies with market capitalizations of under $2 billion at time of purchase.

     SCSM Blue Chip Mid Cap Fund seeks long-term capital growth by investing at least 80% of its net assets, under normal conditions, in a diversified portfolio of common stocks and other equity securities of U.S. companies with market capitalizations within the range represented by the S & P Mid Cap 400 Index.

     SCSM Investors Foundation Fund seeks long-term capital growth by investing primarily in a diversified portfolio of common stocks and other equity securities of U.S. companies with market capitalizations generally within the range represented by the Standard & Poor's 500 Index.

     SCSM Select Equity Fund seeks long-term capital growth by normally investing in 20 to 40 common stocks and other equity securities of large capitalization U.S. companies selected primarily from the Standard & Poor's 500 Index.

Franklin Templeton Variable Insurance Products Trust (managed by Templeton Investment Counsel, LLC ("TIC"), except for the Templeton Growth Securities Fund, which is managed by Templeton Global Advisors Limited ("TGAL"))

     Templeton Foreign Securities Fund seeks long term capital growth. Under normal market conditions, the Fund will invest primarily in investments of issuers located outside the U.S., including those in emerging markets.

     Templeton Growth Securities Fund seeks long term capital growth. Under normal market conditions, the Fund will invest mainly in the equity securities of companies located anywhere in the world, including those in the U.S. and emerging markets.

Although the investment objectives and policies of the Funds may be similar to those of other mutual funds managed by the Funds' investment advisers, the investment results of the Funds can differ significantly from those of such other mutual funds.

Some of the Funds' investment advisers may compensate us for administering the Funds as investment options under the Policy. Such compensation is paid from advisers' assets.

The Funds may also be available to separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as our other separate accounts. Although we do not anticipate any disadvantages in this, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of policyowners and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect policyowners, including withdrawal of the Variable Account from participation in the Funds which are involved in the conflict or substitution of shares of other Funds.

Fees and Expenses of the Funds

Fund shares are purchased at net asset value, which reflects the deduction of investment management fees and certain other expenses. The management fees are charged by each Fund's investment adviser for managing the Fund and selecting its portfolio of securities. Other Fund expenses can include such items as interest expense on loans and contracts with transfer agents, custodians and other companies that provide services to the Fund.

The Fund expenses are assessed at the Fund level and are not direct charges against Variable Account assets or reductions from Cash Values. These expenses are taken into consideration in computing each Fund's net asset value, which is the share price used to calculate the Unit Values of the Variable Account. Thus, you indirectly bear the fees and expenses of the Funds you select. The table presented earlier shows annual expenses paid by the Funds as a percentage of average net assets.

The management fees and other expenses of the Funds are more fully described in the Fund Prospectuses. The information relating to the Fund expenses was provided by the Fund and was not independently verified by us.

Our General Account

Our general account consists of all of our assets other than those in our variable separate accounts. Subject to applicable law, we have sole discretion over the investment of our general account assets.

The Fixed Account Option is not a security and the general account is not an investment company. Interests in our general account offered through the Fixed Account Option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the Investment Company Act of 1940.

You may allocate net premiums to the Fixed Account Option and may transfer a portion of your investments in the Sub-Accounts to the Fixed Account Option. You may also transfer a portion of your investment in the Fixed Account Option to any of the variable Sub-Accounts. Transfers may be subject to certain restrictions.

An investment in the Fixed Account Option does not entitle you to share in the investment experience of our general account. Instead, we guarantee that your fixed account investment will accrue interest daily at an effective annual rate of at least 3%, without regard to the actual investment experience of our general account. We may, at our sole discretion, credit a higher rate of interest, but are not obligated to do so.

Investment Programs

Dollar Cost Averaging. You may select, at no extra charge, a dollar cost averaging program by allocating a minimum of $5,000 to a Sub-Account designated by us. Each month or quarter, a level amount will be transferred automatically, at no cost, to one or more Sub-Accounts chosen by you, up to a maximum of twelve. The program continues until your Account Value allocated to the program is depleted or you elect to stop the program.

The main objective of a dollar cost averaging program is to minimize the impact of short-term price fluctuations. Since the same dollar amount is transferred to other available Sub-Accounts at set intervals, dollar cost averaging allows you to purchase more Units (and, indirectly, more Fund shares) when prices are low and fewer Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, a lower average cost per Unit may be achieved over the long-term. A dollar cost averaging program allows you to take advantage of market fluctuations. However, it is important to understand that a dollar cost averaging program does not assure a profit or protect against loss in a declining market.

Asset Rebalancing. Once your money has been allocated among the Investment Options, the earnings may cause the percentage invested in each Investment Option to differ from your allocation instructions. You can direct us to automatically rebalance the policy among your Sub-Accounts to return to your allocation percentages by selecting our asset rebalancing program. The rebalancing will be on a calendar quarter, semi-annual or annual basis, depending on your instructions. The minimum amount of each rebalancing is $1,000.

There is no charge for asset rebalancing. In addition, rebalancing will not be counted against any limit we may place on your number of transfers in a Policy Year. You may not select dollar cost averaging and asset rebalancing at the same time. We reserve the right to modify, suspend or terminate this program at anytime. We also reserve the right to waive the $1,000 minimum amount for asset rebalancing.

Asset Allocation. One or more asset allocation investment programs may be made available in connection with the Policy, at no extra charge. An asset allocation program provides for the allocation of your Account Value among the available investment options. These programs will be fully described in a separate brochure. You may elect to enter into an asset allocation investment program under the terms and conditions described in the brochure.

About the Policy

Policy Application, Issuance and Initial Premium

To purchase a Policy, you must first submit an application to our Principal Office. We may then follow certain underwriting procedures designed to determine the insurability of the proposed Insured. We offer the Policy on a regular (medical) underwriting basis and simplified underwriting basis. We may require medical examinations and further information before the proposed application is approved. Simplified underwriting is available to certain groups of Insureds, with all Insureds meeting certain other underwriting requirements. We must pre-approve any simplified underwriting arrangement. The cost of insurance rates are higher for healthy individuals when simplified underwriting is used instead of regular underwriting. Proposed Insureds must be acceptable risks based on our underwriting limits and standards. A Policy cannot be issued until the underwriting process has been completed to our satisfaction. We reserve the right to reject an application that does not meet our underwriting requirements or to apply extra charges for the underwriting classification for an Insured which will result in increased Monthly Cost of Insurance charges.

You must specify certain information in the application, including the Specified Face Amount, the death benefit option and supplemental benefits, if any. The Specified Face Amount generally may not be decreased below $100,000-the "Minimum Specified Face Amount."

While your application is being reviewed, we may make available to you temporary life insurance coverage if you have signed a Policy Application and, at that same time, submitted a separate signed application for temporary coverage and made an advance payment. The temporary coverage, if available, begins on the date that separate application for it is signed, has a maximum amount and is subject to other conditions.

Pending approval of your application, any advance payments will be held in our general account. Upon approval of the application, we will issue to you a Policy on the life of the Insured. The Issue Date is the date we produce the Policy on our system and is specified in the Policy. A specified minimum Initial Premium is due and payable as of the Issue Date of the Policy. The Effective Date of Coverage for the Policy will be the later of-

- -	the Issue Date, or the date a premium is paid equal to or in excess of the specified Initial Premium.

If an application is not approved, we will promptly return all advance payments to you.

Right of Return Period

If you are not satisfied with the Policy, it may be returned by delivering or mailing it to our Principal Office or to the representative from whom the Policy was purchased within 10 days from the date of receipt of the Policy (the "Right of Return Period"). A longer period may apply in some states.

A Policy returned under this provision will be deemed void. You will receive a refund equal to the sum of all premium payments made, if the Policy indicates this is your right; otherwise, your refund will equal the sum of-

- - -

the difference between any premium payments made, including fees and charges, and the amounts allocated to the Variable Account;

the value of the amounts allocated to the Variable Account on the date the cancellation request is received by us at our Principal Office; and

any fees or charges imposed on amounts allocated to the Variable Account.

Unless the Policy indicates you are entitled to receive a full refund of premiums paid, we will allocate net premium payments to the Investment Options in accordance with your allocation instructions. You bear all of the investment risk during the Right of Return Period.

If the Policy indicates you are entitled to receive a full refund of premiums paid, we will allocate the net premium payments to the money market Sub-Account or to our general account, whichever we specify in the Policy. Upon expiration of the number of days in the Right of Return Period, as measured from the Issue Date, plus five days, the Account Value in that Sub-Account or in the general account, as applicable, will be transferred to the Investment Options in accordance with your allocation instructions.

Policies delivered in Connecticut, Maryland and North Carolina only. During the first eighteen months (twenty-four months in North Carolina), the Policy is in force, You may exchange it for a flexible premium adjustable life insurance policy issued by Us or an affiliate, the benefits of which do not vary with the investment performance of a separate account. The Account Value of the Policy will be transferred to the new policy. We will not require evidence of insurability for the exchange. To effect an exchange, You must give Us written notice at Our Principal Office within this eighteen-month (or twenty-four month) period.

Premium Payments

All premium payments must be made payable to Sun Life Assurance Company of Canada (U.S.) and mailed to our Principal Office. The Initial Premium will be due and payable as of the Policy's Issue Date. The minimum Initial Premium is, generally, 25% of twelve Minimum Monthly Premiums. Additional premium payments may be paid to us subject to the limitations described below.

Premium. We reserve the right to limit the number of premium payments we accept in a year. No premium payment may be less than $50 without our consent, although we will accept a smaller premium payment if necessary to keep the Policy in force. We reserve the right not to accept a premium payment that causes the death benefit to increase by an amount that exceeds the premium received. Evidence of insurability satisfactory to us may be required before we accept any such premium.

We will not accept premium payments that would, in our opinion, cause the Policy to fail to qualify as life insurance under applicable federal tax law. If a premium payment is made in excess of these limits, we will accept only that portion of the premium within those limits, and will refund the remainder to you.

After the policy anniversary on which the Insured is Attained Age 100, we will not accept any more premium payments for the Policy.

Net Premiums. The net premium is the amount you pay as the premium less the Expense Charges Applied to Premium.

Allocation of Net Premium. Except as otherwise described herein, net premium will be allocated in accordance with your allocation percentages. You must allocate at least 1% of net premium to any Investment Option you choose. Percentages must be in whole numbers. We reserve the right to limit the number of Investment Options to which you may allocate your Account Value to not more than 20 Investment Options.

You may change your allocation percentages at any time by telephone or written request to our Principal Office. Telephone requests will be honored only if we have a properly completed telephone authorization form for you on file. We, our affiliates and the representative from whom you purchased the Policy, will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. We will use reasonable procedures to confirm that instructions communicated by telephone are genuine. You will be required to identify yourself by name and a personal identification number for transactions initiated by telephone. An allocation change will be effective as of the date we accept receipt of the request for that change.

Planned Periodic Premiums. While you are not required to make additional premium payments according to a fixed schedule, you may select a planned periodic premium schedule and corresponding billing period, subject to our limits. We will send you reminder notices for the planned periodic premium at each billing period as specified in the Policy, unless reminder notices have been suspended as described below. You are not required, however, to pay the planned periodic premium; you may increase or decrease the planned periodic premium subject to our limits, and you may skip a planned payment or make unscheduled payments. You may change your planned payment schedule or the billing period, subject to our approval. Depending on the investment performance of the Sub-Accounts you select, the planned periodic premium may not be sufficient to keep the Policy in force, and you may need to change your planned payment schedule or make additional payments in order to prevent termination of the Policy. We will suspend reminder notices at your written request, and we reserve the right to suspend reminder notices if premiums are not being paid (except for notices in connection with the grace period). We will notify you prior to suspending reminder notices.

Death Benefit

If the Policy is in force at the time of the Insured's death, we will pay the beneficiary an amount based on the death benefit option in effect once we have received Due Proof of the Insured's death. The amount payable will be:

- - - -

the amount of the selected death benefit option, plus

any amounts payable under any supplemental benefits added to the Policy, minus the value of any Policy Debt on the date of the Insured's death, minus any overdue monthly deductions if death occurs during a grace period.

We will pay this amount to the beneficiary in one lump sum, unless we and the beneficiary agree on another form of settlement.

You may select between two death benefit options. You may change the death benefit option after the first Policy Year.

Option A. Under this option, the death benefit is-

- -

the Policy's Specified Face Amount on the date of the Insured's death; or, if greater,

the Policy's Account Value on the date of death multiplied by the applicable percentage shown in the table set forth in Appendix B.

This death benefit option should be selected if you want the death benefit to remain level over time. Option B. Under this option, the death benefit is-
- -

the sum of the Specified Face Amount and Account Value of the Policy on the date of the Insured's death; or, if greater,

the Policy's Account Value on the date of death multiplied by the applicable percentage shown in the table set forth in Appendix B.

This death benefit option should be selected if you want your death benefit to change with the Policy's Account Value. There is no charge related to the election of Option B.

As Option B includes the Policy's Account Value, the death benefit will be impacted in a positive or negative manner by the premiums you pay, the investment performance of the Sub-Accounts you select, the interest credited to the Fixed Account Option, any loans, partial withdrawals and the charges we deduct under the Policy. For example, the death benefit may be less if there is

- - - - - -

minimum premium funding,

poor investment performance of the Sub-Accounts you select,

minimum interest credited to the Fixed Account Option,

an unpaid loan,

a partial withdrawal and/or

maximum charge deductions.

If you change from Option B to Option A, the Specified Face Amount will be increased by an amount equal to the Policy's Account Value on the effective date of change. If you change from Option A to Option B, the Specified Face Amount will be decreased by an amount equal to the Policy's Account Value on the effective date of the change.

Changes in Specified Face Amount

You may increase or decrease the Specified Face Amount of the Policy within certain limits.

Minimum Changes. Each increase in the Specified Face Amount must be at least $50,000. We reserve the right to change the minimum amount by which you may change the Specified Face Amount.

Increases. After the first policy anniversary, you may request an increase in the Specified Face Amount. You must provide satisfactory evidence of the Insured's insurability. Once requested, an increase will become effective at the next policy anniversary following our approval of your request. The Policy does not allow for an increase if the Insured's Attained Age is greater than 80 on the effective date of the increase.

Decreases. The Specified Face Amount can be decreased after the fourth policy anniversary. A decrease will become effective at the beginning of the next Policy Month following our approval of your request. The Specified Face Amount after the decrease must be at least $100,000. Surrender charges will apply to decreases in the Specified Face Amount during the surrender charge period except for decreases in the Specified Face Amount resulting from a change in the death benefit option or a partial withdrawal.

For purposes of determining surrender charges and later cost of insurance charges, we will apply a decrease in Specified Face Amount in the following order-

- - -	first, to the most recent increase; second, to the next most recent increases, in reverse chronological order; and finally, to the initial Specified Face Amount.
Accessing Your Account Value

Surrenders and Surrender Charges

You may surrender the Policy for its Cash Surrender Value at any time while the Insured is living. If you do, the insurance coverage and all other benefits under the Policy will terminate. If you surrender the Policy and receive its Cash Surrender Value, you may incur surrender charges, taxes and tax penalties.

Cash Surrender Value is the Policy's Account Value less the sum of-

- -	the outstanding balance of any Policy Debt; and any surrender charges.

We will deduct surrender charges from your Account Value if you surrender the Policy or request a decrease in the Specified Face Amount during the surrender charge period. There are separate surrender charges for the initial Specified Face Amount and any increase in the Specified Face Amount you request. The surrender charge period will start on the Policy's Issue Date and on the effective date for the increase, respectively.

We will determine your Cash Surrender Value at the next close of business on the New York Stock Exchange after we receive your written request for surrender at our Principal Office.

If you surrender the Policy in the first 9 years or within the first 9 years after an increase in the Specified Face Amount, we will apply a surrender charge to the initial Specified Face Amount and to each increase in the Specified Face Amount other than an increase resulting from a change in the death benefit option. The surrender charge will be calculated separately for the initial Specified Face Amount and each increase in the Specified Face Amount. The surrender charge will be an amount based on certain factors, including the Policy's Specified Face Amount and the Insured's age and sex.

The following are examples of surrender charges at representative Issue Ages.
First Year Surrender Charges Per $1,000 of Specified Face Amount (Non-tobacco Male)
Issue Age 25 $5.23	Issue Age 35 $6.62	Issue Age 45 $10.50
Issue Age 55 $21.00	Issue Age 65 $25.20	Issue Age 75 $24.90
The surrender charge will be calculated based on the surrender charge percentages for the initial Specified Face Amount and each increase in the Specified Face Amount as shown in the table below.
Year	Surrender Charge (as a Percentage of the First Year Surrender Charge)
1	100.0
2	100.0
3	100.0
4	85.7
5	71.4
6	57.1
7	42.9
8	28.6
9	14.3
10+	0

A surrender charge will be applied for each decrease in the Specified Face Amount except for decreases in the Specified Face Amount resulting from a change in death benefit option or partial withdrawal. These surrender charges will be applied in the following order:

- - -	first, to the most recent increase; second, to the next most recent increases, in reverse chronological order; and third, to the initial Specified Face Amount.

On a decrease in the initial Specified Face Amount, you will pay a proportion of the full surrender charge based on the ratio of the face amount decrease to the initial Specified Face Amount. The surrender charge you pay on a decrease that is less than the full amount of an increase in Specified Face Amount will be calculated on the same basis. Future surrender charges will be reduced by any applicable surrender charges for a decrease in the Specified Face Amount.

You may allocate any surrender charges resulting from a decrease in the Specified Face Amount among the Investment Options. If you do not specify the allocation, then the surrender charges will be allocated proportionally among the Investment Options in excess of any Policy Debt.

Partial Withdrawals

You may make a partial withdrawal of the Policy once each Policy Year after the first Policy Year by written request to us. Each partial withdrawal must be for at least $500, and no partial withdrawal may be made-

- -

during Policy Years 2-10 for more than 20 percent of your Cash Surrender Value at the end of the first Valuation Date after we receive your request or thereafter for more than your Cash Surrender Value.

If the applicable death benefit option is Option A and you make a partial withdrawal, the Specified Face Amount will be decreased by the amount of the partial withdrawal. We will apply the decrease to the initial Specified Face Amount and to each increase in Specified Face Amount in the following order-

- - -	first, to the most recent increase; second, to the next most recent increases, in reverse chronological order; and third, to the initial Specified Face Amount.

Unless you specify otherwise, the partial withdrawal will be allocated proportionally among the Investment Options in excess of any Policy Debt. We will not accept requests for a partial withdrawal if the Specified Face Amount remaining in force after the partial withdrawal would be less than the minimum Specified Face Amount. We will effect a partial withdrawal at the next close of business on the New York Stock Exchange after we receive your written request. A partial withdrawal may result in taxes and tax penalties.

Policy Loans

Using the Policy as collateral, you may request a policy loan of up to 90% of the Policy's Cash Value, decreased by the amount of any outstanding Policy Debt on the date the policy loan is made. The Policy will terminate for no value subject to a grace period if the Policy Debt exceeds the Cash Value. During the no-lapse guarantee period, however, the Policy will not terminate if it satisfies the minimum premium test.

You may allocate the policy loan among the Investment Options. If you do not specify the allocation, then the policy loan will be allocated proportionally among the Investment Options in excess of any Policy Debt. Loan amounts allocated to the Sub-Accounts will be transferred to the Fixed Account Option. We will periodically credit interest at an effective annual rate of 3% on the loaned values of the Fixed Account Option.

Interest on the policy loan will accrue daily at 4% annually during Policy Years 1 through 10 and 3.0% annually thereafter. This interest will be due and payable to us in arrears on each policy anniversary. Any unpaid interest will be added to the principal amount as an additional policy loan and will bear interest at the same rate and will be assessed in the same manner as the prior policy loan.

There is no definitive guidance concerning the tax treatment of a policy loan when the interest rate credited to the loan is the same as the interest rate charged against the loan. You should consult your tax adviser regarding loan amounts in Policy Years 11 and thereafter.

The Cash Surrender Value and the Policy Proceeds are reduced by the amount of any outstanding Policy Debt.

All funds we receive from you will be credited to the Policy as premium unless we have received written notice, in a form satisfactory to us, that the funds are for loan repayment. In the event you have a loan against the Policy, it is generally advantageous to repay the loan rather than make a premium payment because premium payments incur expense charges whereas loan repayments do not. Loan repayments will first reduce the outstanding balance of the policy loan and then accrued but unpaid interest on such loans. We reserve the right to repay any loans from the Fixed Account Option prior to loans from the Variable Account.

A policy loan, whether or not repaid, will affect the Policy Proceeds payable upon the Insured's death and the Account Value because the investment results of the Sub-Accounts will apply only to the non-loaned portion of the Account Value. The longer a loan is outstanding, the greater the effect is likely to be and, depending on the investment results of the Sub-Accounts or the Fixed Account Option while the loan is outstanding, the effect could be favorable or unfavorable.

Short-Term Trading

The Policy is not designed for short-term trading. If you wish to employ such strategies, do not purchase a Policy. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity. Some Owners and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection. Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Owners or intermediaries or curtail their trading.

The Company has policies and procedures to discourage frequent transfers of Account Value. As described below under "Transfer Privileges," the Policy includes limiting the number and timing of certain transfers, subject to exceptions described in that section and exceptions designed to protect the interest of individual Owners. The Company also reserves the right to charge a fee for transfers.

Short-term trading activities whether by an individual, a firm or a third party authorized to initiate transfer requests on behalf of Owner(s) may be subject to the restrictions as well. If, in our judgment, we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by you directly) in a pattern of short-term trading, we may refuse to process or delay processing certain transfers requested by such a third party. In particular, we will treat as short-term trading activity any transfer that is requested by an authorized third party within 30 days of a previous transfer (whether the earlier transfer was requested by you or a third party acting on your behalf), and we also reserve the right to reject or delay such transfer request and take other action. Such other actions include, but are not limited to, restricting your transfer privileges more narrowly than the policies described under "Transfer Privileges" and refusing any and all transfer instructions. We will provide you written notification of any restrictions imposed. Transfers that are delayed will be delayed one Business Day. Both the purchase and redemption sides of the transfer will be processed on the second Business Day. In addition to the restrictions on short-term trading, third parties that engage in reallocations of Account Values are subject to special restrictions. The special restrictions, among other requirements, may limit the frequency of the transfer, required advance notice of the transfer and entail a reallocation or exchange of 100% of values in the redeeming sub-accounts.

In addition, some of the Funds reserve the right to delay or refuse purchase or transfers requests from the Variable Account if, in the judgment of the Fund's investment adviser, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or the request is considered to be part of a short-term trading strategy. Accordingly, the Variable Account may not be in a position to effectuate some transfers with such Funds and therefore, will be unable to process such transfer requests. We also reserve the right to refuse or delay requests involving transfers to or from the Fixed Account Option.

Transfer Privileges

Subject to above special restrictions and to our rules as they may exist from time to time and to any limits that may be imposed by the Funds, you may at any time transfer to another Sub-Account all or a portion of the Account Value allocated to a Sub-Account. There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer above 12 transfers in any Policy Year. We will make transfers pursuant to an authorized written or telephone request to us. Telephone requests will be honored only if we have a properly completed telephone authorization form for you on file. We, our affiliates and the representative from whom you purchased the Policy will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. We will use reasonable procedures to confirm that instructions communicated by telephone are genuine. For transactions initiated by telephone, you will be required to identify yourself by name and a personal identification number.

Transfers may be requested by indicating the transfer of either a specified dollar amount or a specified percentage of the Fixed Account Option or the Sub-Account's value from which the transfer will be made. If you request a transfer based on a specified percentage of the Fixed Account Option or the Sub-Account's value, that percentage will be converted into a request for the transfer of a specified dollar amount based on application of the specified percentage to the Fixed Account Option or the Sub-Account's value at the time the request is received. We reserve the right to limit the number of Sub-Accounts to which you may allocate your Account Value to not more than 20 Investment Options.

Transfer privileges are subject to our consent. We reserve the right to impose limitations on transfers, including, but not limited to: (1) the minimum amount that may be transferred; (2) the frequency of transfers; and (3) the minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account. We will notify you in writing of any such limitations. If your Policy so states in its text or via endorsement, thirty days must elapse between each transfer.

Transfers from the Fixed Account Option to the Sub-Accounts are limited to one transfer annually equaling 25% of the value of the Fixed Account Option or $5,000, whichever is greater.

We reserve the right to restrict amounts transferred to the Fixed Account Option from the Variable Account.

Account Value

Your Account Value is the sum of the values in each Sub-Account of the Variable Account with respect to the Policy, plus the value of the Fixed Account Option. The Account Value varies depending upon the Premiums paid, Expense Charges Applied to Premium, Mortality and Expense Risk Charges, Monthly Expense Charges, Monthly Cost of Insurance charges, partial withdrawals, fees, policy loans and the net investment factor (described below).

The minimum guaranteed interest rate applicable to the values in the Fixed Account Option is 3% annually. Interest in excess of the guaranteed rate may be applied in such a manner as we may determine, based on our expectations of future interest, mortality costs, persistency, expenses and taxes. Interest credited will be computed on a compound interest basis.

Account Value of the Sub-Accounts. We measure the amounts in the Sub-Accounts in terms of Units and Unit Values. On any given date, the amount you have in a Sub-Account is equal to the Unit Value multiplied by the number of Units credited to you in that Sub-Account. Amounts allocated to a Sub-Account will be used to purchase Units of that Sub-Account. Units are redeemed when you make partial withdrawals, undertake policy loans or transfer amounts from a Sub-Account, and for the payment of Monthly Expense Charges, Monthly Cost of Insurance charges, Mortality and Expense Risk Charges and other fees. The number of Units of each Sub-Account purchased or redeemed is determined by dividing the dollar amount of the transaction by the Unit Value for the Sub-Account. A Valuation Date

is any day on which we, the applicable Fund, and the NYSE are open for business. For the first Valuation Date of each Sub-Account, the Unit Value is established at $10.00. The Unit Value for any subsequent Valuation Date is equal to the Unit Value for the preceding Valuation Date multiplied by the net investment factor (determined as provided below). The Unit Value of a Sub-Account for any Valuation Date is determined as of the close of the Valuation Period ending on that Valuation Date. The Valuation Period is the period of time from one determination of Unit Values to the next.

Transactions are processed on the date we receive a premium at our Principal Office or any acceptable written or telephonic request is received at our Principal Office. If your premium or request is received on a date that is not a Valuation Date, or after the close of the New York Stock Exchange on a Valuation Date, the transaction will be processed on the next Valuation Date. The Investment Start Date is the date we apply your first premium payment, which will be the later of the Issue Date, the policy date or the Valuation Date we receive a premium equal to or in excess of the initial premium.

The Account Value on the Investment Start Date equals:

- -

the net premium received, minus

the monthly deductions due on the policy date and subsequent Monthly Anniversary Days through the Investment Start Date charged to the Sub-Accounts and the Fixed Account Option.

The Account Value on subsequent Valuation Dates is equal to:
- - - - -

the values on the previous Valuation Date, plus

any additional premium we have received, plus or minus

the investment experience of the Investment Options you have selected, minus policy charges and deductions, minus

any partial withdrawals you have made.

Net Investment Factor. The net investment factor for each Sub-Account for any Valuation Period is the quotient of (1) divided by (2) where: (1) is the net result of-
- - -

the net asset value of a Fund share held in the Sub-Account determined as of the end of the Valuation Period, plus the per share amount of any dividend or other distribution declared on Fund shares held in the Sub-Account if the "ex-dividend" date occurs during the Valuation Period, plus or minus a per share credit or charge with respect to any taxes reserved for by us, or paid by us if not previously reserved for, during the Valuation Period which are determined by us to be attributable to the operation of the Sub-Account; and

(2) is the net asset value of a Fund share held in the Sub-Account determined as of the end of the preceding Valuation Period.

The net investment factor may be greater or less than one.

Insufficient Value. The Policy will terminate for no value, subject to a grace period described below if, on a Processing Date

- -	the Policy's Cash Surrender Value is equal to or less than zero or the Policy Debt exceeds the Cash Value.

During the no-lapse guarantee period, a Policy will not terminate by reason of insufficient value if it satisfies the "minimum premium test" described below.

Minimum Premium Test (No-Lapse Guarantee). A Policy satisfies the minimum premium test if the premiums paid less any partial withdrawals less any Policy Debt exceed the sum of the "Minimum Monthly Premiums" which applied to the Policy in each Policy Month from the policy date to the Valuation Date.

The applicable Minimum Monthly Premiums are specified in the Policy. We may revise the Minimum Monthly Premiums as a result of any of the following changes to a Policy:

- -	change in Specified Face Amount change in supplemental benefit

The revised minimum monthly premiums will be effective as of the effective date of the change to the Policy and will remain in effect until again revised by any of the above changes.

The no-lapse guarantee period will be different based on the Insured's age. It may also vary in some states, but in no case will it be greater than 20 years.

Grace Period. If, on a Valuation Date, the Policy will terminate by reason of insufficient value, we will allow a grace period. This grace period will allow 61 days from that Valuation Date for the payment of a premium sufficient to keep the Policy in force. Notice of premium due will be mailed to your last known address and the last known address of any assignee of record. We will assume that your last known address is the address shown on the Policy Application (or notice of assignment), unless we receive written notice of a change in address in a form satisfactory to us. If the premium due is not paid within 61 days after the beginning of the grace period, then the Policy and all rights to benefits will terminate without value at the end of the 61 day period. The Policy will continue to remain in force during this grace period. If the Policy Proceeds become payable by us during the grace period, then any overdue monthly deductions will be deducted from the amount payable by us.

Splitting Units. We reserve the right to split or combine the value of Units. In effecting any such change, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Policy.

Charges and Deductions

The monthly deductions described below are the Mortality and Expense Risk Charges, Monthly Expense Charges, Monthly Costs of Insurance and the charges for any supplemental benefits.

There are no monthly deductions after the policy anniversary on which the Insured is Attained Age 100.

Expense Charges Applied to Premium. We will deduct a charge from each premium payment as a sales load and for our federal, state and local tax obligations, which we will determine from time to time. The current charge is 5.25%. The maximum charge is guaranteed not to exceed 7.25%.

Mortality and Expense Risk Charge. This charge is for the mortality and expense risks we assume with respect to the Policy. It is a percentage of the Account Value of the Sub-Accounts and, unless you direct otherwise, is deducted from the Account Value of the Investment Options each month. "Mortality and Expense Risk Charge" is referred to as "Product Risk Charge" in Maryland policies.

The Mortality and Expense Risk Charge percentage is 0.60% (.05% monthly) annually for Policy Years 1 through 10 and 0.10% (.0083% monthly) annually thereafter.

The mortality risk we assume is that the group of lives insured under the Policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that our costs of issuing and administering Policies may be more than we estimated.

Monthly Expense Charge. We will deduct from your Account Value monthly a charge of $8.00 in all years and a monthly charge based on the Specified Face Amount for the first 10 Policy Years following the issuance of the Policy and for the first 10 Policy Years following the effective date of each increase in the Specified Face Amount, if any, based on the amount of the increase. The Monthly Expense Charge is based on the age and sex of the Insured. Unless you direct otherwise, the Monthly Expense Charges will be deducted proportionally from the amounts in the Investment Options in excess of any Policy Debt and covers administration expenses and issuance costs.

Monthly Cost of Insurance. We deduct a Monthly Cost of Insurance charge from your Account Value to cover anticipated costs of providing insurance coverage. Unless you direct otherwise, the Monthly Cost of Insurance deduction will be charged proportionally to the amounts in the Investment Options in excess of any Policy Debt.

The Monthly Cost of Insurance equals the sum of (1), (2) and (3) where:

(1) (2) (3)

is the cost of insurance charge equal to the Monthly Cost of Insurance rate (described below) multiplied by the net amount at risk divided by 1,000;

is the monthly rider cost for any riders which are a part of the Policy; and

is any additional insurance charge calculated, as specified in the Policy for substandard risk classifications.

The net amount at risk equals:
- -	the death benefit divided by 1.00247; minus your Account Value on the Processing Date prior to assessing the monthly deductions.

The net amount at risk is affected by the performance of the investment options to which premium is allocated, the cumulative premium paid, any Policy Debt, any partial withdrawals, transaction fees and periodic charges.

If there are increases in the Specified Face Amount other than increases caused by changes in the death benefit option, the cost of insurance charge described above is determined separately for the initial Specified Face Amount and each increase in the Specified Face Amount. In calculating the net amount at risk, your Account Value will first be allocated to the initial death benefit and then to each increase in the Specified Face Amount in the order in which the increases were made.

Monthly Cost of Insurance Rates. The Monthly Cost of Insurance rates (except for any such rate applicable to an increase in the Specified Face Amount) are based on the length of time the Policy has been in force and the Insured's sex (in the case of non-unisex Policies), Issue Age and rating class. The Monthly Cost of Insurance rates applicable to each increase in the Specified Face Amount are based on the length of time the increase has been in force and the Insured's sex (in the case of non-unisex Policies), Issue Age and rating class. The Monthly Cost of Insurance rates will be determined by us from time to time based on our expectations of future experience with respect to mortality costs, persistency, interest rates, expenses and taxes, but will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates based on the 1980 Commissioner's Standard Ordinary Mortality Tables.

Waivers and Reduced Charges

We may reduce or waive the sales load or surrender charge in situations where selling and/or maintenance costs associated with the Policies are reduced, sales of large Policies, and certain group or sponsored arrangements. In addition, we may waive charges in connection with Policies sold to our affiliates' officers, directors and employees.

We also reserve the right to reduce the Expense Charge Applied to Premium, Monthly Expense Charge and Mortality and Expense Risk Charge. We will provide you prompt notice of any reduction. Reductions will be based on uniformly applied criteria that does not discriminate unfairly against any person.

Supplemental Benefits

The following supplemental benefit riders are available. There is no charge for the accelerated benefits rider. An additional cost of insurance will be charged for each of the other riders which is in force as a part of the Monthly Cost of Insurance charge. Each rider is subject to certain limitations and termination provisions. For information in addition to that presented below, please ask your financial advisor.

Accelerated Benefits Rider. Under this rider, we will pay you, at your written request in a form satisfactory to us, an "accelerated benefit" if the Insured is terminally ill. An Insured is considered "terminally ill" if the Insured has a life expectancy of 12 months or less due to illness or physical condition. (This time period may be more or less in some states.)

The accelerated benefit payment will be equal to that portion of the Policy's death benefit requested by you, not to exceed the lesser of (a) 75% of the amount of the death benefit or (b) $250,000 (the "Accelerated Amount"), subject to certain adjustments. There is no charge for this rider.

Accidental Death Benefit Rider. Under this rider, we will pay the accidental death benefit specified in the Policy when we receive due proof of the Insured's accidental death and that death occurred while this rider was in force, on or after the Insured's first birthday and within ninety days after the date of the accident. The annual rider charge, deducted monthly from the Account Value, is based on the issue age of the Insured.

Waiver of Monthly Deductions Rider. Under this rider, we will waive the monthly deductions under the Policy retroactive to the date of total disability when the Insured suffers a total disability, if the Insured's total disability commences while this rider is in force and continues for six months. We will continue to waive the monthly deduction for as long as the disability continues. We must receive written notice and due proof before we will waive the monthly deductions. We may require from time to time additional proof that the disability is continuing, but not more frequently than once per year after the disability has continued for two years. The rider charge, deducted monthly from the Account Value, is based on the issue age of the Insured.

Payment of Stipulated Amount Rider. Under this rider, we will make a monthly payment of the "stipulated amount" when the Insured suffers a total disability, if the Insured's total disability commences while this rider is in force and continues for six months. We will continue to make a payment of that amount for as long as the disability continues but no later than the duration of the payment option elected (Insured's age 65 or 70). We must receive written notice and due proof before we will make a payment. We may require from time to time additional proof that the disability is continuing, but not more frequently than once per year after the disability has continued for two years. The rider charge, deducted monthly from the Account Value, is based on the age and sex of the Insured and the duration of the payment option elected.

Supplemental Insurance Rider

This rider provides for additional insurance on the life of the Insured by combining term coverage with the underlying variable universal life ("base policy") coverage. This rider has separate charges associated with it. At this time, those charges are lower than base policy charges for the same coverage.

By combining coverage under this rider with base policy coverage, you may be able to buy the same amount of death benefit for less premium than if you had purchased an all base policy. If this rider is combined with base policy coverage, the same amount of premium paid for the combined coverage as for an all base policy will generate faster cash value accumulation within the base policy.

At issue, the base policy may have a no-lapse guarantee period as long as 20 years. However, this rider's no-lapse guarantee period is limited to five years. This rider will terminate at the policy anniversary on which the Insured reaches Attained Age 100. Base policy coverage will continue beyond Attained Age 100 provided there is cash value in the Policy when the Insured reaches Attained Age 100. If a key objective is guarantees, supplementing the Policy with this rider may therefore not be appropriate.

The Cost of Insurance rates used to determine the monthly rider charge deduction from the Account Value are based on the length of time the rider has been in force and the Insured's sex (in the case of non-unisex Policies), Issue Age and rating class. The rates will be determined by us from time to time based on our expectations of future experience with respect to mortality costs, persistency, interest rates, expenses and taxes, but will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates based on the 1980 Commissioner's Standard Ordinary Mortality Tables.

Termination of Policy

The Policy will terminate on the earlier of the date we receive your request to surrender, the expiration date of the Grace Period without payment of premium due or the date of death of the Insured.

Reinstatement

Before the Insured's death, we may reinstate the Policy provided that the Policy has not been surrendered and you-

- - -

make a request for reinstatement within three years from the date of termination;

submit satisfactory evidence of insurability to us; and

pay an amount, as determined by us, sufficient to put the Policy in force.

Deferral of Payment

We will usually pay any amount due from the Variable Account within seven days after the Valuation Date following our receipt of written notice satisfactory to us giving rise to such payment or, in the case of death of the Insured, Due Proof of such death. Payment is subject to our rights under the Policy's incontestability and suicide provisions. Payment of any amount payable from the Variable Account on death, surrender, partial withdrawal or policy loan may be postponed whenever:

- - -

the New York Stock Exchange is closed other than customary weekend and holiday closing, or trading on the NYSE is otherwise restricted;

the Securities and Exchange Commission, by order, permits postponement for the protection of policyowners; or

an emergency exists as determined by the Securities and Exchange Commission, as a result of which disposal of securities is not reasonably practicable, or it is not reasonably practicable to determine the value of the assets of the Variable Account.

We may defer payment from the Fixed Account Option for a period up to six months.
Rights of Owner While the Insured is alive, unless you have assigned any of these rights, you may:
- - - - - - -

transfer ownership to a new owner;

name a contingent owner who will automatically become the owner of the Policy if you die before the Insured;

change or revoke a contingent owner;

change or revoke a beneficiary;

exercise all other rights in the Policy;

increase or decrease the Specified Face Amount, subject to the other provisions of the Policy;

change the death benefit option, subject to the other provisions of the Policy.

When you transfer your rights to a new owner, you automatically revoke any prior contingent owner designation. When you want to change or revoke a prior beneficiary designation, you have to specify that action. You do not affect a prior beneficiary when you merely transfer ownership, or change or revoke a contingent owner designation.

You do not need the consent of a beneficiary or a contingent owner in order to exercise any of your rights. However, you must give us written notice satisfactory to us of the requested action. Your request will then, except as otherwise specified herein, be effective as of the date you signed the form, subject to any action taken before we received it.

Rights of Beneficiary

The beneficiary has no rights in the Policy until the death of the Insured. If a beneficiary is alive at that time, the beneficiary will be entitled to payment of the Policy Proceeds as they become due.

Other Policy Provisions

Addition, Deletion or Substitution of Investments. We may decide to add new Sub-Accounts at any time. Also, shares of any or all of the Funds may not always be available for purchase by the Sub-Accounts of the Variable Account, or we may decide that further investment in any such shares is no longer appropriate. In either event, shares of other registered open-end investment companies or unit investment trusts may be substituted both for Fund shares already purchased by the Variable Account and/or as the security to be purchased in the future, provided that these substitutions have been approved by the Securities and Exchange Commission, to the extent necessary. In addition, the investment policies of the Sub-Accounts will not be changed without the approval of the Insurance Commissioner of the State of Delaware. We also reserve the right to eliminate or combine existing Sub-Accounts or to transfer assets between Sub-Accounts. In the event of any substitution or other act described in this paragraph, we will notify you and make any appropriate amendments to the Policy to reflect the substitution.

Entire Contract. Your entire contract with us consists solely of the Policy, including the attached copy of the Policy Application and any attached copies of supplemental applications and any riders and endorsements.

Alteration. Sales representatives do not have any authority to either alter or modify the Policy or to waive any of its provisions. The only persons with this authority are our president, actuary, secretary or one of our vice presidents.

Modification. Upon notice to you, we may modify the Policy if such a modification-

- - - -

is necessary to make the Policy or the Variable Account comply with any law or regulation issued by a governmental agency to which we are or the Variable Account is subject;

is necessary to assure continued qualification of the Policy under the Internal Revenue Code or other federal or state laws as a life insurance policy;

is necessary to reflect a change in the operation of the Variable Account or the Sub-Accounts; or

adds, deletes or otherwise changes Sub-Account options.

We also reserve the right to modify certain provisions of the Policy as stated in those provisions. In the event of any such modification, we may make appropriate amendments to the Policy to reflect such modification.

Assignments. During the lifetime of the Insured, you may assign all or some of your rights under the Policy. All assignments must be filed at our Principal Office and must be in written form satisfactory to us. The assignment will then be effective as of the date you signed the form, subject to any action taken before we acknowledge receipt. We are not responsible for the validity or legal effect of any assignment.

Nonparticipating. The Policy does not pay dividends. The Policy does not share in our profits or surplus earnings.

Misstatement of Age or Sex (Non-Unisex Policy). If the age or sex (in the case of a non-unisex Policy) of the Insured is stated incorrectly, the amounts payable by us will be adjusted as follows:

     Misstatement discovered at death-The death benefit will be recalculated to that which would be purchased by the most recently charged Monthly Cost of Insurance rate for the correct age or sex (for a non-unisex Policy).

     Misstatement discovered prior to death-Your Account Value will be recalculated from the policy date using the Monthly Cost of Insurance Rates based on the correct age or sex (for a non-unisex Policy).

Suicide. If the Insured, whether sane or insane, commits suicide within two years after the Policy's Issue Date, we will not pay any part of the Policy Proceeds. We will refund the premiums paid, less the amount of any Policy Debt and any partial withdrawals.

If the Insured, whether sane or insane, commits suicide within two years after the effective date of an increase in the Specified Face Amount, then our liability as to that increase will be the cost of insurance for that increase.

Incontestability. All statements made in the application or in a supplemental application are representations and not warranties. We relied and will rely on those statements when approving the issuance, increase in face amount, increase in death benefit over premium paid, change in death benefit option or reinstatement of the Policy. No statement can be used by us in defense of a claim unless the statement was made in the application or in a supplemental application. In the absence of fraud, after the Policy has been in force during the lifetime of the Insured for a period of two years from its Issue Date, we cannot contest it except for non-payment of premiums. However, any increase in the face amount which is effective after the Issue Date will be incontestable only after such increase has been in force during the lifetime of the Insured for two years from the Effective Date of Coverage of such increase. Any increase in death benefit over premium paid or increase in death benefit due to a death benefit option change will be incontestable only after such increase has been in force during the lifetime of the Insured for two years from the date of the increase. Any reinstatement will be incontestable after the reinstated Policy has been in force during the lifetime of the Insured for two years from the effective date of the reinstatement.

Report to Owner. We will send you a report at least once each Policy Year. The report will show current policy values, premiums paid and deductions made since the last report. It will also show the balance of any outstanding policy loans and accrued interest on such loans. There is no charge for this report.

Performance Information

We may sometimes publish performance information related to the Fund, the Variable Account or the Policy in advertising, sales literature and other promotional materials. This information is based on past investment results and is not an indication of future performance.

Portfolio Performance

We may publish a mutual fund portfolio's total return or average annual total return. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same total return over a stated period if performance had been constant over the entire period. Average annual total returns smooth variations in performance, and are not the same as actual year-by-year results.

We may also publish a mutual fund portfolio's yield. Yield refers to the income generated by an investment in a portfolio over a given period of time, expressed as an annual percentage rate. When a yield assumes that income earned is reinvested, it is called an effective yield. Seven-day yield illustrates the income earned by an investment in a money market fund over a recent seven-day period.

Total returns and yields quoted for a mutual fund portfolio include the investment management fees and other expenses of the portfolio, but do not include charges and deductions attributable to the Policy. These expenses would reduce the performance quoted.

Adjusted Non-Standardized Portfolio Performance

We may publish a mutual fund portfolio's total return and yields adjusted for charges against the assets of the Variable Account.

We may publish total return and yield quotations based on the period of time that a mutual fund portfolio has been in existence. The results for any period prior to any Policy being offered will be calculated as if the Policy had been offered during that period of time, with all charges assumed to be those applicable to the Policy.

Other Information

Performance information may be compared, in reports and promotional literature, to:

- - -

the S&P 500, Dow Jones Industrial Average, Lehman Brothers Aggregate Bond Index or other unmanaged indices so that investors may compare the Sub-Account results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general;

other groups of variable life variable accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, such as Morningstar, Inc., who rank such investment products on overall performance or other criteria; or

the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment in the Sub-Account. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management expenses.

We may provide Policy information on various topics of interest to you and other prospective policyowners. These topics may include:
- - - - - -

the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets;

investment strategies and techniques (such as value investing, dollar cost averaging, asset allocation, constant ratio transfer and account rebalancing);

the advantages and disadvantages of investing in tax-deferred and taxable investments;

customer profiles and hypothetical purchase and investment scenarios;

financial management and tax and retirement planning; and

investment alternatives to certificates of deposit and other financial instruments, including comparisons between a Policy and the characteristics of, and market for, such financial instruments.

Federal Income Tax Considerations

The following is a summary of our understanding of current federal income tax laws and is not intended as tax advice. You should be aware that Congress has the power to enact legislation affecting the tax treatment of life insurance contracts which could be applied retroactively. New judicial or administrative interpretation of federal income tax law may also affect the tax treatment of life insurance contracts. The Internal Revenue Code of 1986, as amended (the "Code"), is not in force in the Commonwealth of Puerto Rico. Accordingly, some references in this summary will not apply to Policies issued in Puerto Rico. Any person contemplating the purchase of a Policy or any transaction involving a Policy should consult a qualified tax adviser. We do not make any representation or provide any guarantee regarding the federal, state or local tax treatment of any Policy or any transaction involving a Policy.

Our Tax Status

We are taxed as a life insurance company under Subchapter L of the Code. Although we account for the operations of the Variable Account separately from our other operations for purposes of federal income taxation, the Variable Account currently is not separately taxable as a regulated investment company or other taxable entity.

Taxes we pay, or reserve for, that are attributable to the earnings of the Variable Account could affect the Net Investment Factor, which in turn affects your Account Value. Under existing federal income tax law, however, the income (consisting primarily of interest, dividends and net capital gains) of the Variable Account, to the extent applied to increase reserves under the Policy, is not taxable to us. Similarly, no state or local income taxes are currently attributable to the earnings of the Variable Account. Therefore, we do not take any federal, state or local taxes into account when determining the Net Investment Factor. We may take taxes into account when determining the Net Investment Factor in future years if, due to a change in law, our tax status or otherwise, such taxes are attributable to the earnings of the Variable Account.

Taxation of Policy Proceeds

Section 7702 of the Code provides certain tests for whether a policy will be treated as a "life insurance contract" for tax purposes. Provided that the policyowner of the Policy has an insurable interest in the Insured, we believe that the Policy meets these tests, and thus should receive the same federal income tax treatment as a fixed life insurance contract. As such, the Death Benefit under the Policy will generally be eligible for exclusion from the gross income of the beneficiary under Section 101 of the Code, and the policyowner will not be deemed to be in constructive receipt of the increases in Cash Surrender Values, including additions attributable to interest, dividends, appreciation or gains realized upon transfers among the Sub-Accounts and the Fixed Account, until actual receipt thereof.

However, you will be taxed on all of the accumulated income under the Policy on its maturity date and there can be no assurance than an election to extend the maturity date of the Policy will avoid that result. In addition, a corporate owner may be subject to alternative minimum tax on the annual increases in Cash Surrender Values and on the portion of the Death Benefit under the Policy that exceeds its Cash Surrender Value.

To qualify as a life insurance contract under Section 7702, the Policy must satisfy certain actuarial requirements. Section 7702 requires that actuarial calculations be based on mortality charges that meet the "reasonable mortality charge" requirements set forth in the Code, and other charges reasonably expected to be actually paid that are specified in the Policy. The law relating to reasonableness standards for mortality and other charges is based on statutory language and certain IRS pronouncements that do not address all relevant issues. Accordingly, although we believe that the mortality and other charges that are used in the calculations (including those used with respect to Policies issued to so-called "sub-standard risks") meet the applicable requirements, we cannot be certain. It is possible that future regulations will contain standards that would require us to modify the mortality and other charges used in the calculations, and we reserve the right to make any such modifications.

For a variable contract like the Policy to qualify as life insurance for federal income tax purposes, it also must comply with the investment diversification rules found in Section 817 of the Code. We believe that the Variable Account complies with the diversification requirements prescribed by Section 1.817-5 of the Treasury Regulations.

The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a contract owner from being treated as the owner of separate account assets under an "owner control" test. If a contract owner is treated as the owner of separate account assets for tax purposes, the contract owner would be subject to taxation on the income and gains from the separate account assets. In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise control over the investment of the assets. In Rev. Rul. 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts underlying assets for federal income tax purposes.

Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances. We do not believe that the differences between the Policy and the contracts described in Rev. Rul. 2003-91 with respect to the number of investment choices and the ability to transfer among investment choices should prevent the holding in Rev. Rul. 2003-91 from applying. Nevertheless, you should consult with a competent tax adviser on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities you may undertake with respect to the Policy.

The guidelines in Rev. Rul. 2003-91 do not address the treatment of a policyholder which is, or which is affiliated with, an investment manager. Any investment manager or affiliate who purchases a Policy assumes the risk that it may be treated as the owner of the investments underlying the Policy under the "owner control" rules because of the investment manager's control over assets held under the Policy. However, because the diversification rules would permit an investment manager (or its affiliate) to hold a direct investment in an investment option under the Policy, we do not believe that the application of the "owner control" rules to an investment manager (or its affiliate) should affect you.

In the future, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject. Accordingly, we reserve the right to modify the Policy as necessary to attempt to prevent you from being considered the owner, for tax purposes, of the underlying assets. We also reserve the right to notify you if we determine that it is no longer practicable to maintain the Policy in a manner that was designed to prevent you from being considered the owner of the assets of the Separate Account. You bear the risk that you may be treated as the owner of Separate Account assets and taxed accordingly.

The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a Modified Endowment Contract under Section 7702A of the Code. Due to the flexibility of the payment of premiums and other rights you have under the Policy, classification of the Policy as a Modified Endowment Contract will depend upon the individual operation of each Policy. A Policy is a Modified Endowment Contract if the aggregate amount paid under the Policy at any time during the first seven Policy Years exceeds the sum of the net level premiums that would have been paid on or before such time if the Policy provided for paid up future benefits after the payment of seven level annual premiums. If there is a reduction in benefits during the first seven Policy Years, the foregoing computation is made as if the Policy originally had been issued at the reduced benefit level. If there is a "material change" to the Policy, the seven year testing period for Modified Endowment Contract status is restarted. A life insurance contract received in exchange for a Modified Endowment Contract also will be treated as a Modified Endowment Contract.

We have undertaken measures to prevent payment of a premium from inadvertently causing the Policy to become a Modified Endowment Contract. In general, you should consult a qualified tax adviser before undertaking any transaction involving the Policy to determine whether such a transaction would cause the Policy to become a Modified Endowment Contract.

If a Policy is not a Modified Endowment Contract, cash distributions from the Policy are treated first as a nontaxable return of the owner's "Investment in the Policy" and then as a distribution of the income earned under the Policy, which is subject to ordinary income tax. (An exception to this general rule occurs when a cash distribution is made in connection with certain reductions in the death benefit under the Policy in the first fifteen contract years. Such a cash distribution is taxed in whole or in part as ordinary income.) Loans from, or secured by, a Policy that is not a Modified Endowment Contract generally are treated as bona fide indebtedness, and thus are not included in the owner's gross income.

If a Policy is a Modified Endowment Contract, distributions from the Policy are treated as ordinary income subject to ordinary income tax up to the amount equal to the excess of the Account Value (which includes unpaid policy loans) immediately before the distribution over the Investment in the Policy. Loans taken from, or secured by, such a Policy, as well as due but unpaid interest thereon, are taxed in the same manner as distributions from the Policy. A 10 percent additional tax is imposed on the portion of any distribution from, or loan taken from or secured by, a Modified Endowment Contract that is included in income except when the distribution or loan is made on or after the owner attains age 59 1/2, is attributable to the policyowner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies ) of the policyowner and the policyowner's Beneficiary. These exceptions are not likely to apply where the Policy is not owned by an individual (or held in trust for an individual). For purposes of the computations described in this paragraph, all Modified Endowment Contracts issued by us (or our affiliates) to the same policyowner during any calendar year are treated as one Modified Endowment Contract.

There are substantial limits on the deductibility of policy loan interest. You should consult a qualified tax adviser regarding such deductions.

Upon the complete maturity, surrender or lapse of the Policy, the amount by which the sum of the Policy's Cash Surrender Value and any unpaid Policy Debt exceeds the policyowner's "Investment in the Policy" (as defined below) is treated as ordinary income subject to tax. Any loss incurred upon surrender generally is not deductible. Any corporation that is subject to the alternative minimum tax will also have to make a separate computation of the Investment in the Policy and the gain resulting from the maturity of the Policy, or a surrender or lapse of the Policy for purposes of that tax.

The term "Investment in the Policy" means-

- - -

the aggregate amount of any premiums or other consideration paid for a Policy, minus the aggregate amount received under the Policy which is excluded from the owner's gross income (other than loan amounts), plus the amount of any loan from, or secured by, the Policy that is a Modified Endowment Contract (as defined below) to the extent that such amount is included in the policyowner's gross income.

The "Investment in the Policy" is increased by any unpaid Policy Debt on a Policy that is a Modified Endowment Contract in order to prevent double taxation of income. Since the Policy Debt was treated as a taxable distribution at the time the Policy Debt was incurred, the failure to increase the "Investment in the Policy" by the Policy Debt would cause such amount to be taxed again upon a Policy surrender or lapse.

The amount realized that is taken into account in computing the gain on the complete surrender or lapse of a Policy will include any unpaid Policy Debt on a Policy that is a Modified Endowment Contract even though that amount has already been treated as a taxable distribution.

If a Policy is not a Modified Endowment Contract, then the Investment in the Policy is not affected by the receipt of a loan from, or secured by a Policy.

Whether or not the Policy is a Modified Endowment Contract, however, no payment of the principal of, or the interest due under, any loan from or secured by a Policy will affect the amount of the Investment in the Policy.

A policyowner generally will not recognize gain upon the exchange of the Policy for another life insurance policy issued by us or another insurance company, except to the extent that the policyowner receives cash in the exchange or is relieved of policy indebtedness as a result of the exchange. In no event will the gain recognized exceed the amount by which the Policy's Account Value (which includes unpaid policy loans) exceeds the policyowner's Investment in the Policy.

A transfer of the Policy, a change in the policyowner, a change in the beneficiary, certain other changes to the Policy and particular uses of the Policy (including use in a so called "split-dollar" arrangement) may have tax consequences depending upon the particular circumstances and should not be undertaken prior to consulting with a qualified tax adviser. For instance, if you transfer the Policy or designate a new policyowner in return for valuable consideration (or, in some cases, if the transferor is relieved of a liability as a result of the transfer), then the Death Benefit payable upon the death of the Insured may in certain circumstances be includible in your taxable income to the extent that the Death Benefit exceeds the prior consideration paid for the transfer and any premiums and other amounts paid later by the transferee. Further, in such a case, if the consideration received exceeds your Investment in the Policy, the difference will be taxed to you as ordinary income.

Federal, as well as state and local, estate, inheritance and other tax consequences of ownership or receipt of Policy Proceeds will depend on your individual circumstances and those of the beneficiary.

Withholding

We will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Owner provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Owner may credit against his or her federal income tax liability for the year of distribution any amounts that we withhold.

Tax Return Disclosure

The Company believes that the purchase of a Policy is not currently subject to the tax return disclosure requirements of IRC Section 6011 and Treasury Regulation Section 1.6011-4. However, it is your responsibility, in consultation with your tax and legal counsel and advisers, to make your own determination as to the applicability of the disclosure requirements of IRC Section 6011 and Treasury Regulation Section 1.6011-4 to your federal tax return.

The Company believes that the customer list requirements of IRC Section 6112 and Treasury Regulation Section 1.6112-1 are not currently applicable to such offerings and sales.

Under IRC Section 6111 and Temporary Treasury Regulation Section 301.6111, the Company is required to register with the IRS any offerings or sales of Policies that are considered tax shelters. The Company believes that registration would not be required under current regulations with respect to sales of the offering or sale of a Policy.

Distribution of Policy

The Policy is sold by licensed insurance agents ("Selling Agents") in those states where the Policy may be lawfully sold. Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms ("Selling Broker-Dealers") registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into selling agreements with the Company and our general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

The Company (or its affiliates, for the purposes of this section only, collectively, "the Company"), pays the Selling Broker-Dealers compensation for the promotion and sale of the Policy. The Selling Agents who solicit sales of the Policy typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Policy Owner or the Separate Account. The Company intends to recoup this compensation through fees and charges imposed under the Policy, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more, in the first year, than 95% of target premium, which will vary based on the Insured's age, sex and rating class, plus 4% of any excess premium payments. In Policy Years two through ten, commissions will not exceed 15% of premium paid and will not exceed 1% of premium paid in Policy Years eleven and thereafter. In Policy Year three and thereafter, 0.10% of the Account Value of the Sub-Accounts per annum will be paid to Selling Broker-Dealers.

The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by NASD rules and other applicable laws and regulations.

The Company also pays compensation to wholesaling broker-dealers, including payments to affiliates of the Company, in return for wholesaling services such as providing marketing and sales support and product training to the Selling Agents of the Selling Broker-Dealers. These allowances may be based on a percentage of premium and/or a percentage of Account Value.

In addition to the compensation described above, the Company may make additional cash payments or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level of and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company's products on the Selling Broker-Dealer's preferred or recommended list, access to the Selling Broker-Dealer's registered representatives for purposes of promoting sales of the Company's products, assistance in training and education for the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with our purchase of the Policy.

Voting Rights

We are the legal owner of all shares of the Funds held in the Sub-Accounts of the Variable Account, and as such have the right to vote upon matters that are required by the Investment Company Act of 1940 to be approved or ratified by the shareholders of the Funds and to vote upon any other matters that may be voted upon at a shareholders' meeting. We will, however, vote shares held in the Sub-Accounts in accordance with instructions received from policyowners who have an interest in the respective Sub-Accounts.

We will vote shares held in each Sub-Account for which no timely instructions from policyowners are received, together with shares not attributable to a Policy, in the same proportion as those shares in that Sub-Account for which instructions are received. Should the applicable federal securities laws change so as to permit us to vote shares held in the Variable Account in our own right, we may elect to do so.

The number of shares in each Sub-Account for which a policyowner may give instructions is determined by dividing the portion of the Account Value derived from participation in that Sub-Account, if any, by the value of one share of the corresponding Fund. We will determine the number as of a date we choose, but not more than 90 days before the shareholders' meeting. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the shareholders' meeting.

We may, if required by state insurance regulators, disregard voting instructions if those instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Funds, or to approve or disapprove an investment management contract. In addition, we may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that we reasonably disapprove of those changes in accordance with applicable federal regulations. If we disregard voting instructions, we will advise you of that action and our reasons for it in our next communication to policyowners.

Other Information

State Regulation

We are subject to the laws of Delaware governing life insurance companies and to regulation by Delaware's Commissioner of Insurance, whose agents periodically conduct an examination of our financial condition and business operations. We are also subject to the insurance laws and regulations of the jurisdictions in which we are authorized to do business.

We are required to file an annual statement with the insurance regulatory authority of those jurisdictions where we are authorized to do business relating to our business operations and financial condition as of December 31st of the preceding year.

Legal Proceedings

There are no pending legal proceedings which would have a material adverse effect on the Variable Account. We are engaged in various kinds of routine litigation which, in our judgment, is not material to the Variable Account.

Experts

Actuarial matters concerning the Policy have been examined by Georges C. Rouhart, FSA, MAAA, Product Officer.

Incorporation of Certain Documents by Reference

The Company's Annual Report on Form 10-K for the year ended December 31, 2003 filed with the SEC is incorporated by reference in this prospectus. Any statement contained in a document we incorporate by reference is deemed modified or superceded to the extent that a later filed document, including this prospectus, shall modify or supercede that statement. Any statement so modified or superceded shall not be deemed, except as so modified or superceded, to constitute part of this prospectus.

The Company will furnish, without charge, to each person to whom a copy of this prospectus is delivered, upon the written or oral request of such person, a copy of the document referred to above which has been incorporated by reference in this prospectus, other than exhibits to such document (unless such exhibits are specifically incorporated by reference in this prospectus). Requests for such document should be directed to the Secretary, Sun Life Assurance Company of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, telephone (800) 225-3950.

Registration Statements

This prospectus is part of a registration statement that has been filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the Policy. It does not contain all of the information set forth in the registration statement and the exhibits filed as part of the registration statement. You should refer to the registration statement for further information concerning the Variable Account, Sun Life of Canada (U.S.), the mutual fund investment options and the Policy.

Financial Statements

Our financial statements, provided in the Statement of Additional Information, should be considered only as bearing on our ability to meet our obligations with respect to the death benefit and our assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Variable Account. Instructions on how to obtain the Statement of Additional Information are provided on the last page of this prospectus.

Appendix A
Glossary of Terms

Account Value-The sum of the amounts in each Sub-Account of the Variable Account and the Fixed Account Option with respect to a Policy.

Anniversary-The same day in each succeeding year as the day of the year corresponding to the policy date.

Attained Age-The Insured's Issue Age plus the number of completed Policy Years.

Business Day-Any day that we are open for business.

Cash Value-Account Value less any surrender charges.

Cash Surrender Value-The Cash Value decreased by the balance of any outstanding Policy Debt.

Class-The risk and underwriting classification of the Insured.

Due Proof-Such evidence as we may reasonably require in order to establish that a benefit is due and payable.

Effective Date of Coverage-Initially, the Investment Start Date; with respect to any increase in the Specified Face Amount, the Anniversary that falls on or next follows the date we approve the supplemental application for that increase; with respect to any decrease in the Specified Face Amount, the Monthly Anniversary Day that falls on or next follows the date we receive your request.

Expense Charges Applied to Premium-A percentage charge deducted from each premium payment.

Fixed Account Option-The portion of the Account Value funded by assets invested in our general account.

Fund-A mutual fund portfolio in which a Sub-Account invests.

Initial Premium-The amount necessary to put the coverage in force.

Insured-The person on whose life a Policy is issued.

Investment Options-The investment choices consisting of the Sub-Accounts and the Fixed Account Option.

Investment Start Date-The date the first premium is applied, which will be the later of the Issue Date, the policy date or the Valuation Date we receive a premium equal to or in excess of the Minimum Initial Premium.

Issue Age-The Insured's age as of the Insured's birthday nearest the policy date.

Issue Date-The date we produce a Policy from our system as specified in the Policy.

Monthly Anniversary Day-The same day in each succeeding month as the day of the month corresponding to the policy date.

Monthly Cost of Insurance-A deduction made on a monthly basis for the insurance coverage provided by the Policy.

Monthly Expense Charge-A per Policy deduction made on a monthly basis for administration and other expenses.

Mortality and Expense Risk Charge-The annual rate deducted monthly from the Account Value for the mortality and expense risk we assume by issuing the Policy.

Policy Application-The application for a Policy, a copy of which is attached to and incorporated in the Policy.

Policy Debt-The principal amount of any outstanding loan against the Policy, plus accrued but unpaid interest on such loan.

Policy Month-A Policy Month is a one-month period commencing on the policy date or any Monthly Anniversary Day and ending on the next Monthly Anniversary Day.

Policy Proceeds-The amount determined in accordance with the terms of the Policy which is payable at the death of the Insured. This amount is the death benefit, decreased by the amount of any outstanding Policy Debt and any unpaid charges and deductions, and increased by the amounts payable under any supplemental benefits.

Policy Year-A Policy Year is a one-year period commencing on the policy date or any Anniversary and ending on the next Anniversary.

Principal Office-Sun Life Assurance Company of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts, 02481, or such other address as we may hereafter specify to you by written notice.

Processing Date-The first Valuation Date on or next following a Monthly Anniversary Day.

Specified Face Amount-The amount of life insurance coverage you request as specified in the Policy.

Sub-Accounts-Sub-accounts into which the assets of the Variable Account are divided, each of which corresponds to an investment choice available to you.

Unit-A unit of measurement that we use to calculate the value of each Sub-Account.

Unit Value-The value of each Unit of assets in a Sub-Account.

Valuation Date-Any day that benefits vary and on which we, the applicable Fund, and the New York Stock Exchange are open for business and any other day as may be required by the applicable rules and regulations of the Securities and Exchange Commission.

Valuation Period-The period of time from one determination of Unit Values to the next following determination of Unit Values. We will determine Unit Values for each Valuation Date as of the close of the New York Stock Exchange on that Valuation Date.

Variable Account-Sun Life of Canada (U.S.) Variable Account I.

Appendix B
Table of Death Benefit Percentages

Age	Applicable Percentage	Age	Applicable Percentage
20	250%	60	130%
21	250%	61	128%
22	250%	62	126%
23	250%	63	124%
24	250%	64	122%
25	250%	65	120%
26	250%	66	119%
27	250%	67	118%
28	250%	68	117%
29	250%	69	116%
30	250%	70	115%
31	250%	71	113%
32	250%	72	111%
33	250%	73	109%
34	250%	74	107%
35	250%	75	105%
36	250%	76	105%
37	250%	77	105%
38	250%	78	105%
39	250%	79	105%
40	250%	80	105%
41	243%	81	105%
42	236%	82	105%
43	229%	83	105%
44	222%	84	105%
45	215%	85	105%
46	209%	86	105%
47	203%	87	105%
48	197%	88	105%
49	191%	89	105%
50	185%	90	105%
51	178%	91	104%
52	171%	92	103%
53	164%	93	102%
54	157%	94	101%
55	150%	95+	100%
56	146%
57	142%
58	138%
59	134%

Appendix C
Privacy Policy

Introduction

At the Sun Life Financial group of companies, protecting your privacy is important to us. Whether you are an existing customer or considering a relationship with us, we recognize that you have an interest in how we may collect, use and share information about you.

Sun Life Financial has a long tradition of safeguarding the privacy of its customers' information. We understand and appreciate the trust and confidence you place in us, and we take seriously our obligation to maintain the confidentiality and security of your personal information.

We invite you to review this Privacy Policy which outlines how we use and protect that information.

Collection of Nonpublic Personal Information by Sun Life Financial

Collecting personal information from you is essential to our ability to offer you high-quality investment, retirement and insurance products. When you apply for a product or service from us, we need to obtain information from you to determine whether we can provide it to you. As part of that process, we may collect information about you, known as nonpublic personal information, from the following sources:
-	Information we receive from you on applications or other forms, such as your name, address, social security number and date of birth;
-	Information about your transactions with us, our affiliates or others, such as other life insurance policies or annuities that you may own; and
-	Information we receive from a consumer reporting agency, such as a credit report.

Limited Use and Sharing of Nonpublic Personal Information by Sun Life Financial

We use the nonpublic personal information we collect to help us provide the products and services you have requested and to maintain and service your accounts. Once we obtain nonpublic personal information from you, we do not disclose it to any third party except as permitted or required by law.

We may share your nonpublic personal information within Sun Life Financial to help us develop innovative financial products and services and to allow our member companies to inform you about them. The Sun Life Financial group of companies provides a wide variety of financial products and services including individual life insurance, individual fixed and variable annuities and group life, disability, and medical stop-loss insurance.

We also may disclose your nonpublic personal information to companies that help in conducting our business or perform services on our behalf, or to other financial institutions with which we have joint marketing agreements. Sun Life Financial is highly selective in choosing these companies, and we require them to comply with strict standards regarding the security and confidentiality of our customers' nonpublic personal information. These companies may use and disclose the information provided to them only for the purpose for which it is provided, as permitted by law.

There also may be times when Sun Life Financial is required to disclose its customers' nonpublic personal information, such as when complying with federal, state or local laws, when responding to a subpoena, or when complying with an inquiry by a governmental agency or regulator.

Our Treatment of Information About Former Customers

Our protection of your nonpublic personal information extends beyond the period of your customer relationship with us. If your customer relationship with us ends, we will not disclose your information to nonaffiliated third parties other than as permitted or required by law.

Security of Your Nonpublic Personal Information

We maintain physical, electronic and procedural safeguards that comply with federal and state regulations to safeguard your nonpublic personal information from unauthorized use or improper access.

Employee Access to Your Nonpublic Personal Information

We restrict access to your nonpublic personal information to those employees who have a business need to know that information in order to provide products or services to you or to maintain your accounts. Our employees are governed by a strict code of conduct and are required to maintain the confidentiality of customer information.

The following Sun Life Financial member companies have adopted this Notice:

Insurance Companies	Distributors/Broker-Dealers/Underwriters

Sun Life Assurance Company of Canada	Clarendon Insurance Agency, Inc
Sun Life Assurance Company of Canada (U.S.)	IFMG of Oklahoma, Inc.
Sun Life Insurance and Annuity Company of New York	IFS Agencies, Inc.
Independence Life and Annuity Company	IFS Agencies of Alabama, Inc.
(including the separate accounts of these companies)	IFS Agencies of New Mexico, Inc.
IFS Insurance Agencies of Ohio, Inc.
IFS Insurance Agencies of Texas, Inc.
Independent Financial Marketing Group, Inc.
Keyport Financial Services Corp.
Liberty Securities Corporation
LSC Insurance Agency of Arizona, Inc.
LSC Insurance Agency of Nevada, Inc.
LSC Insurance Agency of New Mexico, Inc.


The SAI includes additional information about Sun Life of Canada (U.S.) Variable Account I and is incorporated herein by reference. The SAI and personalized illustrations of death benefits, cash surrender values and cash values are available upon request, at no charge. You may make inquiries about the Policy, request an SAI and request a personalized illustration by calling 1-800-700-6554.

You can review and copy the complete registration statement (including the SAI) which contains additional information about us, the Policy and the Variable Account at the SEC's Public Reference Room in Washington, D.C. To find out more about this public service, call the Securities and Exchange Commission at 202-942-8090. Reports and other information about the Policy and its mutual fund investment options are also available on the SEC's website (www.sec.gov), or you can receive copies of this information, for a duplication fee, by writing the Public Reference Section, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, D.C. 20549-0102.

Investment Company Act File No. 811-09137 FUT946-04
PART B
STATEMENT OF ADDITIONAL INFORMATION
FUTURITY ACCUMULATOR II VUL
VARIABLE UNIVERSAL LIFE POLICY
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

April 30, 2004

This Statement of Additional Information (SAI) is not a prospectus but it relates to, and should be read in conjunction with, the Futurity Accumulator II Variable Universal Life Insurance prospectus, dated April 30, 2004. The SAI is incorporated by reference into the prospectus. The prospectus is available, at no charge, by writing Sun Life Assurance Company of Canada (U.S.)("the Company") at One Sun Life Executive Park, Wellesley Hills, MA 02481 or calling 1-800-700-6554.

TABLE OF CONTENTS

THE COMPANY AND THE VARIABLE ACCOUNT	2
CUSTODIAN	2
ACCOUNTANTS	2
DISTRIBUTION AND UNDERWRITING OF POLICY	2
THE POLICY	2
FINANCIAL STATEMENTS OF SEPARATE ACCOUNT I	4
FINANCIAL STATEMENTS OF THE COMPANY	37

THE COMPANY AND THE VARIABLE ACCOUNT

The Company is a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. Our executive office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. We do business in 49 states, the District of Columbia and the Virgin Islands. We have an insurance company subsidiary that does business in New York. We are an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life (Canada)"). Sun Life (Canada) completed its demutualization on March 22, 2000. As a result of the demutualization, a new holding company, Sun Life Financial, Inc. ("Sun Life Financial"), is now the ultimate parent of Sun Life (Canada) and the Company. Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York and Philippine stock exchanges.

Sun Life of Canada (U.S.) Variable Account I was established in accordance with Delaware law on December 1, 1998 and is registered as a unit investment trust.

CUSTODIAN

We are the Custodian of the assets of the Variable Account. We will purchase Fund shares at net asset value in connection with amounts allocated to the Sub-Accounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account, paying charges relative to the Variable Account or making adjustments for reserves held in the Variable Account.

ACCOUNTANTS

The consolidated financial statements of Sun Life Assurance Company of Canada (U.S.) that are included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein (which report, dated March 29, 2004, accompanying such financial statements expresses an unqualified opinion and includes explanatory paragraphs relating to the Company's adoption of provisions of Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities, effective January 1, 2001, Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets, effective January 1, 2002, and the provisions of FASB Interpretation No. 46, Consolidation of Variable Interest Entities, an Interpretation of Accounting Research Bulletin No. 51, effective October 1, 2003, described in Note 1) and have been included on their authority as experts in accounting and auditing.

The financial statements of Sun Life Company of Canada (U.S.) Variable Account I that are included in the Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing therein.

DISTRIBUTION AND UNDERWRITING OF THE POLICY

The Policy is sold by licensed insurance agents ("Selling Agents") in those states where the Policy may be lawfully sold. Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms ("Selling Broker-Dealers") registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into selling agreements with the Company and our general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

The Company (or its affiliates, for the purposes of this section only, collectively, "the Company"), pays the Selling Broker-Dealers compensation for the promotion and sale of the Policy. The Selling Agents who solicit sales of the Policy typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Policy Owner or the Separate Account. The Company intends to recoup this compensation through fees and charges imposed under the Policy, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more, in the first year, than 95% of target premium, which will vary based on the Insured's age, sex and rating class, plus 4% of any excess premium payments. In Policy Years two through ten, commissions will not exceed 15% of premium paid and will not exceed 1% of premium paid in Policy Years eleven and thereafter. In Policy Year three and thereafter, 0.10% of the Account Value of the Sub-Accounts per annum will be paid to Selling Broker-Dealers.

The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by NASD rules and other applicable laws and regulations.

The Company also pays compensation to wholesaling broker-dealers, including payments to affiliates of the Company, in return for wholesaling services such as providing marketing and sales support and product training to the Selling Agents of the Selling Broker-Dealers. These allowances may be based on a percentage of premium and/or a percentage of Account Value.

In addition to the compensation described above, the Company may make additional cash payments or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level of and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company's products on the Selling Broker-Dealer's preferred or recommended list, access to the Selling Broker-Dealer's registered representatives for purposes of promoting sales of the Company's products, assistance in training and education for the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with our purchase of the Policy.

THE POLICY

To apply for a Policy, you must submit an application to our Principal Office. We will then follow underwriting procedures designed to determine the insurability of the proposed Insured. We offer the Policy on a regular (or medical) underwriting and simplified underwriting basis. We may require medical examinations and further information before the proposed application is approved. Simplified underwriting is available to certain groups of insureds, with all Insureds meeting certain other underwriting requirements. We must pre-approve any simplified underwriting arrangements. Proposed Insureds must be acceptable risks based on our underwriting limits and standards. A Policy cannot be issued until the underwriting process has been completed to our satisfaction. We reserve the right to reject an application that does not meet our underwriting requirements or to apply extra charges for the underwriting classification for an Insured which will result in increased Monthly Cost of Insurance charges. The cost of insurance charges are based on the 1980 Commissioner's Standard Ordinary Mortality Table.

Expense Charges Applied to Premium. We deduct charges from each premium payment for our federal, state and local tax obligations. The current charge is 5.25%. The guaranteed maximum charge is 7.25%.

Increase in Face Amount. After the first policy anniversary, you may request an increase in the Specified Face Amount. You must provide satisfactory evidence of the Insured's insurability. Once requested, an increase will become effective at the next policy anniversary following our approval of your request. The Policy does not allow for an increase if the Insured's Attained Age is greater than 80 on the effective date of the increase.

If there are increases in the Specified Face Amount other than increases caused by changes in the death benefit option, the cost of insurance charge is determined separately for the initial Specified Face Amount and each increase in the Specified Face Amount. In calculating the net amount at risk, your Account Value will first be allocated to the initial death benefit and then to each increase in the Specified Face Amount in the order in which the increases were made.

FINANCIAL STATEMENTS

The financial statements of the Variable Account and Sun Life Assurance Company of Canada (U.S.) are included in this Statement of Additional Information. The consolidated financial statements of Sun Life Assurance Company of Canada (U.S.) are provided as relevant to its ability to meet its financial obligations under the Policies and should not be considered as bearing on the investment performance of the assets held in the Variable Account.


INDEPENDENT AUDITORS' REPORT

To the Contract Owners participating in Sun Life (U.S.) Variable Account I and the Board of Directors of Sun Life Assurance Company of Canada (U.S.):

We have audited the accompanying statements of condition of AIM V.I. Capital Appreciation Sub-Account, AIM V.I. Growth Sub-Account, AIM V.I. Core Equity Sub-Account, AIM V.I. International Growth Sub-Account, AIM V.I.Premier Equity Sub-Account, Alger American Growth Sub-Account, Alger American Income and Growth Sub-Account, Alger American Small Capitalization Sub-Account, Goldman Sachs CORE Large Cap Growth Sub-Account, Goldman Sachs CORE Small Cap Equity Sub-Account, Goldman Sachs CORE US Equity Sub-Account, Goldman Sachs Growth and Income Sub-Account, Goldman Sachs International Equity Sub-Account, MFS/Sun Life Series Trust Capital Appreciation Sub-Account, MFS/Sun Life Series Trust Massachusetts Investors Trust Sub-Account, MFS/Sun Life Series Trust Emerging Growth Sub-Account, MFS/Sun Life Series Trust Government Securities Sub-Account, MFS/Sun Life Series Trust High Yield Sub-Account, MFS/Sun Life Series Trust Massachusetts Investors Growth Stock Sub-Account, MFS/Sun Life Series Trust New Discovery Sub-Account, MFS/Sun Life Series Trust Total Return Sub-Account, MFS/Sun Life Series Trust Utilities Sub-Account, OCC Accumulation Trust Equity Sub-Account, OCC Accumulation Trust Mid Cap Sub-Account, OCC Accumulation Trust Small Cap Sub-Account, OCC Accumulation Trust Managed Sub-Account, Sun Capital Advisers Money Market Sub-Account, Sun Capital Advisers Investment Grade Bond Sub-Account, Sun Capital Advisers Real Estate Sub-Account, Sun Capital Advisers Select Equity Sub-Account, Sun Capital Advisers Blue Chip Mid-Cap Sub-Account, Sun Capital Advisers Investors Foundation Sub-Account, Sun Capital Davis Venture Value Sub-Account, Sun Capital Davis Financial Sub-Account, Sun Capital Value Equity Sub-Account, Sun Capital Value Mid Cap Sub-Account, Sun Capital Value Small Cap Sub-Account, Sun Capital Value Managed Sub-Account, Sun Capital Neuberger Berman Mid Cap Value Sub-Account, Sun Capital Neuberger Berman Mid Cap Growth Sub-Account, Sun Capital Alger Growth Sub-Account, Sun Capital Alger Income and Growth Sub-Account, Sun Capital Alger Small Capitalization Sub-Account, Sun Capital All Cap Sub-Account, Invesco VIF Dynamics Sub-Account, Invesco VIF Small Company Growth Sub-Account, Alliance VP Technology Sub-Account, Alliance VP Growth and Income Sub-Account, Fidelity VIP Index 500 Sub-Account, Fidelity VIP Money Market Sub-Account, Fidelity VIP Contrafund Sub-Account, Fidelity VIP Overseas Sub-Account, Fidelity VIP Growth Sub-Account, Franklin Templeton Growth Securities Sub-Account, Franklin Templeton Foreign Securities Sub-Account, PIMCO High Yield Sub-Account, PIMCO Emerging Market Bond Sub-Account, PIMCO Real Return Sub-Account, PIMCO Total Return Sub-Account and Scudder VIT Small Cap Index Sub-Account and Scudder VIT EAFE Equity Index of Sun Life (U.S.) Variable Account I (the "Sub-Accounts") as of December 31, 2003, the related statement of operations and the statements of changes in net assets and financial highlights for the periods presented. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held as of December 31, 2003 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Sub-Accounts as of December 31, 2003 and the results of their operations for the year then ended, the changes in their net assets for the periods presented, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

April 22, 2004

Sun Life of Canada (U.S.) Variable Account I

Statement of Condition - December 31, 2003

Assets:	Shares	Cost	Value
Investments in mutual funds:
AIM Variable Insurance Funds, Inc.
V.I. Capital Appreciation Fund ("AIM1")	38,985	$751,700	$829,598
V.I. Growth Fund ("AIM2")	62,138	822,652	921,512
V.I. Core Equity Fund ("AIM3") [a]	63,861	1,268,601	1,337,254
V.I. International Growth Fund ("AIM4") [a]	122,959	1,636,801	1,972,269
V.I. Premier Equity Fund ("AIM5") [a]	42,928	816,283	868,442
The Alger American Fund
Growth Portfolio ("AL1")	18,227	700,368	606,767
Income and Growth Portfolio ("AL2")	63,823	631,675	598,018
Small Capitalization Portfolio ("AL3")	7,829	125,779	136,075
Goldman Sachs Variable Insurance Trust
CORE Large Cap Growth Fund ("GS1")	-	-	-
CORE Small Cap Equity Fund ("GS2")	8,180	85,303	106,252
CORE US Equity Fund ("GS3")	36,962	346,890	403,621
Growth and Income Fund ("GS4")	16,468	143,352	164,679
International Equity Fund ("GS5")	57,621	490,315	545,667
MFS/Sun Life Series Trust
Capital Appreciation Series ("CAS")	24,946	434,144	432,816
Massachusetts Investors Trust Series ("CGS")	67,383	1,678,129	1,718,929
Emerging Growth Series ("EGS")	64,033	818,499	884,942
Government Securities Series ("GSS")	193,886	2,607,085	2,605,822
High Yield Series ("HYS")	331,848	2,211,971	2,412,533
Massachusetts Investors Growth Stock Series ("MIS")	106,593	860,008	916,701
New Discovery Series ("NWD")	81,489	915,908	1,034,100
Total Return Series ("TRS")	216,595	3,639,929	3,898,705
Utilities Series ("UTS")	39,531	398,141	483,470
OCC Accumulation Trust
Equity Portfolio ("OP1")	21,864	750,509	709,708
Mid Cap Portfolio ("OP2")	12,130	159,100	173,097
Small Cap Portfolio ("OP3")	15,577	457,054	477,900
Managed Portfolio ("OP4")	1,047	42,881	40,982
Sun Capital Advisers Trust
Sun Capital Money Market Fund ("SCA1")	1,571,196	1,571,196	1,571,196
Sun Capital Investment Grade Bond Fund ("SCA2")	305,238	2,944,189	3,058,482
Sun Capital Real Estate Fund ("SCA3")	100,960	1,243,765	1,523,491
Sun Capital Select Equity Fund ("SCA4")	51,956	367,183	448,379
Sun Capital Blue Chip Mid-Cap Fund ("SCA5")	182,426	2,316,847	2,847,664
Sun Capital Investors Foundation Fund ("SCA6")	45,285	351,440	387,639
Sun Capital Davis Venture Value Fund ("SCA7")	125,746	994,456	1,194,587
Sun Capital Davis Financial Fund ("SCA8")	14,365	140,099	164,189
Sun Capital Value Equity Fund ("SCA9")	181,697	1,559,768	1,800,616
Sun Capital Value Mid Cap Fund ("SCA ")	58,561	635,992	754,854
Sun Capital Value Small Cap Fund ("SCB")	161,031	1,846,462	2,265,709
Sun Capital Value Managed Fund ("SCC")	17,453	158,760	182,730
Sun Capital Neuberger Berman Mid Cap Value Fund ("SCH")	41,531	405,244	504,184
Sun Capital Neuberger Berman Mid Cap Growth Fund ("SCI")	50,440	341,512	403,015
Sun Capital Alger Growth Fund ("SCJ")	153,928	1,214,802	1,471,547
Sun Capital Alger Income and Growth Fund ("SCK")	74,267	591,955	709,248
Sun Capital Alger Small Capitalization Fund ("SCL")	27,869	237,087	304,330
Sun Capital All Cap Fund ("SCM")	24,674	202,169	282,512
INVESCO Variable Investments Funds, Inc.
VIF Dynamics Fund ("IV1")	23,872	228,276	280,977
VIF Small Company Growth Fund ("IV2")	29,184	322,347	394,856
AllianceBernstein Variable Product Series Fund, Inc. [b]
VP Technology Portfolio ("AN2")	17,460	203,728	250,545
VP Growth and Income Portfolio ("AN3")	59,165	1,094,166	1,279,150
Fidelity Variable Insurance Products Fund
Fidelity VIP Index 500 Portfolio ("FL4")	43,196	4,764,651	5,436,616
Fidelity VIP Money Market Portfolio ("FL5")	9,001,425	9,001,425	9,001,425
Fidelity VIP ContrafundTM Portfolio ("FL6")	76,991	1,478,334	1,775,416
Fidelity VIP Overseas Portfolio ("FL7")	103,000	1,169,983	1,599,589
Fidelity VIP Growth Portfolio ("FL8")	21,822	580,039	674,737
Franklin Templeton Variable Insurance Products Trust
Franklin Templeton Growth Securities Fund ("FTG")	16,185	141,020	181,106
Franklin Templeton Foreign Securities Fund ("FTI")	99,268	988,647	1,215,035
PIMCO Variable Insurance Trust
PIMCO High Yield Portfolio ("PHY")	66,150	522,800	541,772
PIMCO Emerging Markets Bond Portfolio ("PMB")	5,096	68,894	66,100
PIMCO Real Return Portfolio ("PRR")	62,771	772,158	775,844
PIMCO Total Return Portfolio ("PTR")	126,201	1,309,921	1,307,443
Scudder VIT Funds
Scudder VIT Small Cap Index Fund ("SSC")	38,643	382,776	472,599
Scudder VIT EAFE Equity Index ("SEE")	20,863	157,024	171,079
Net Assets:		$63,102,192	$69,578,520

(a) Effective May 1, 2002, the following funds names changed from Aim V.I. Growth and Income, Aim V.I. International Equity and Aim V.I. Value Fund to Aim V.I. Core Equity, Aim V.I. International Growth and Aim V.I. Premier Equity Fund, respectively

(b) Effective May 1, 2003, Alliance Variable Products Series Fund, Inc. is renamed to AllianceBernstein Variable Product Series Fund, Inc.

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account I

Statement of Condition - December 31, 2003

Net Assets Applicable to Contract Owners:

	Units	Value
Futurity Variable Universal Life Contracts:
AIM Variable Insurance Funds, Inc.
V.I. Capital Appreciation Fund ("AIM1")	99,063	$828,821
V.I. Growth Fund ("AIM2")	150,908	920,979
V.I. Core Equity Fund ("AIM3") [a]	170,920	1,336,477
V.I. International Growth Fund ("AIM4") [a]	226,906	1,971,499
V.I. Premier Equity Fund ("AIM5") [a]	114,028	868,442
The Alger American Fund
Growth Portfolio ("AL1")	82,632	606,158
Income and Growth Portfolio ("AL2")	72,533	597,304
Small Capitalization Portfolio ("AL3")	17,371	135,653
Goldman Sachs Variable Insurance Trust
CORE Large Cap Growth Fund ("GS1")	-	-
CORE Small Cap Equity Fund ("GS2")	7,278	104,854
CORE US Equity Fund ("GS3")	46,161	402,778
Growth and Income Fund ("GS4")	17,603	163,772
International Equity Fund ("GS5")	64,158	544,927
MFS/Sun Life Series Trust
Capital Appreciation Series ("CAS")	61,954	432,410
Massachusetts Investors Trust Series ("CGS")	202,404	1,718,235
Emerging Growth Series ("EGS")	131,684	884,400
Government Securities Series ("GSS")	216,241	2,604,745
High Yield Series ("HYS")	200,016	2,411,709
Massachusetts Investors Growth Stock Series ("MIS")	126,687	916,040
New Discovery Series ("NWD")	116,920	1,032,949
Total Return Series ("TRS")	344,082	3,897,759
Utilities Series ("UTS")	57,320	482,718
OCC Accumulation Trust
Equity Portfolio ("OP1")	66,493	708,868
Mid Cap Portfolio ("OP2")	9,543	171,651
Small Cap Portfolio ("OP3")	28,428	476,584
Managed Portfolio ("OP4")	3,811	40,081
Sun Capital Advisers Trust
Sun Capital Money Market Fund ("SCA1")	107,943	1,570,196
Sun Capital Investment Grade Bond Fund ("SCA2")	250,179	3,057,433
Sun Capital Real Estate Fund ("SCA3")	93,289	1,521,942
Sun Capital Select Equity Fund ("SCA4")	55,608	447,516
Sun Capital Blue Chip Mid-Cap Fund ("SCA5")	237,573	2,846,103
Sun Capital Investors Foundation Fund ("SCA6")	45,776	386,783
Sun Capital Davis Venture Value Fund ("SCA7")	121,794	1,194,587
Sun Capital Davis Financial Fund ("SCA8")	16,450	164,189
Sun Capital Value Equity Fund ("SCA9")	203,736	1,800,616
Sun Capital Value Mid Cap Fund ("SCA ")	61,580	754,854
Sun Capital Value Small Cap Fund ("SCB")	201,256	2,265,709
Sun Capital Value Managed Fund ("SCC")	18,224	182,730
Sun Capital Neuberger Berman Mid Cap Value Fund ("SCH")	43,441	504,184
Sun Capital Neuberger Berman Mid Cap Growth Fund ("SCI")	54,479	403,015
Sun Capital Alger Growth Fund ("SCJ")	145,623	1,471,547
Sun Capital Alger Income and Growth Fund ("SCK")	69,992	709,248
Sun Capital Alger Small Capitalization Fund ("SCL")	27,562	304,330
Sun Capital All Cap Fund ("SCM")	24,634	282,512
INVESCO Variable Investments Funds, Inc.
VIF Dynamics Fund ("IV1")	38,780	280,977
VIF Small Company Growth Fund ("IV2")	51,985	394,856
AllianceBernstein Variable Product Series Fund, Inc. [b]
VP Technology Portfolio ("AN2")	39,085	250,545
VP Growth and Income Portfolio ("AN3")	137,868	1,279,150
Fidelity Variable Insurance Products Fund
Fidelity VIP Index 500 Portfolio ("FL4")	619,237	5,436,616
Fidelity VIP Money Market Portfolio ("FL5")	869,135	9,001,425
Fidelity VIP ContrafundTM Portfolio ("FL6")	164,605	1,775,416
Fidelity VIP Overseas Portfolio ("FL7")	172,921	1,599,589
Fidelity VIP Growth Portfolio ("FL8")	85,991	674,737
Franklin Templeton Variable Insurance Products Trust
Franklin Templeton Growth Securities Fund ("FTG")	12,883	181,106
Franklin Templeton Foreign Securities Fund ("FTI")	87,810	1,215,035
PIMCO Variable Insurance Trust
PIMCO High Yield Portfolio ("PHY")	40,673	541,772
PIMCO Emerging Markets Bond Portfolio ("PMB")	4,295	66,100
PIMCO Real Return Portfolio ("PRR")	70,429	775,844
PIMCO Total Return Portfolio ("PTR")	122,353	1,307,443
Scudder VIT Funds
Scudder VIT Small Cap Index Fund ("SSC")	30,464	472,599
Scudder VIT EAFE Equity Index ("SEE")	12,372	171,079

Net Assets Applicable to Contract Holders		$69,551,596

Net Assets Applicable to Sponsor		$26,924
Total Net Assets		$69,578,520

[a] Effective May 1, 2002, the following funds names changed from Aim V.I. Growth and Income, Aim V.I. International Equity and Aim V.I. Value Fund to Aim V.I. Core Equity, Aim V.I. International Growth and Aim V.I. Premier Equity Fund, respectively

[b] Effective May 1, 2003, Alliance Variable Products Series Fund, Inc. is renamed to AllianceBernstein Variable Product Series Fund, Inc..

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account I

Statements of Operations - For the Year Ended December 31, 2003

	AIM1	AIM2	AIM3	AIM4	AIM5	AL1	AL2	AL3	GS2	GS3	GS4
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ -	$ -	$ 12,508	$ 9,403	$ 2,457	$ -	$ 1,851	$ -	$ 207	$ 2,568	$ 1,829

Realized and unrealized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$ (57,202)	$ (53,131)	$ (49,945)	$ (149,671)	$ (52,295)	$ (97,513)	$ (41,416)	$ (6,070)	$ (269)	$ (6,842)	$ (4,123)
Realized gain distributions	-	-	-	-	-	-	-	-	3,056	-	-
Net realized gains (losses)	$ (57,202)	$ (53,131)	$ (49,945)	$ (149,671)	$ (52,295)	$ (97,513)	$ (41,416)	$ (6,070)	$ 2,787	$ (6,842)	$ (4,123)

Change in unrealized appreciation (depreciation) during year	245,345	290,617	296,663	583,995	216,447	263,969	187,690	52,425	28,043	82,452	31,164

Increase (Decrease) in Net Assets from Operations
	$ 188,143	$ 237,486	$ 259,226	$ 443,727	$ 166,609	$ 166,456	$ 148,125	$ 46,355	$ 31,037	$ 78,178	$ 28,870

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account I

Statements of Operations - For the Year Ended December 31, 2003

	GS5	CAS	CGS	EGS	GSS	HYS	MIS	NWD	TRS	UTS	OP1
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 18,647	$ -	$ 15,192	$ -	$ 103,023	$ 173,049	$ -	$ -	$ 103,805	$ 16,836	$ 8,293

Realized and unrealized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	(20,765)	(104,316)	(23,022)	(156,335)	5,519	(10,037)	(43,909)	(11,111)	(90,731)	(110,401)	(4,804)
Realized gain distributions	-	-	-	-	20,006	-	-	-	-	-	-
Net realized gains (losses)	$ (20,765)	$ (104,316)	$ (23,022)	$ (156,335)	$ 25,525	$ (10,037)	$ (43,909)	$ (11,111)	$ (90,731)	$ (110,401)	$ (4,804)

Change in unrealized appreciation (depreciation) during year	141,830	192,039	312,525	382,388	(76,228)	245,860	186,441	263,682	520,381	229,338	157,013

Increase (Decrease) in Net Assets from Operations
	$ 139,712	$ 87,723	$ 304,695	$ 226,053	$ 52,320	$ 408,872	$ 142,532	$ 252,571	$ 533,455	$ 135,773	$ 160,502

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account I

Statements of Operations - For the Year Ended December 31, 2003

	OP2	OP3	OP4	SCA1	SCA2	SCA3	SCA4	SCA5	SCA6	SCA7	SCA8
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ -	$ 213	$ 764	$ 9,408	$ 149,608	$ -	$ 1,388	$ -	$ 2,499	$ 5,682	$ 446

Realized and unrealized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$ (3,292)	$ (6,703)	$ (1,985)	$ -	$ 8,178	$ 4,955	$ (67,267)	$ (15,654)	$ (24,488)	$ 6,394	$ (844)
Realized gain distributions	19,242	-	-	-	-	-	-	-	-	-	-
Net realized gains (losses)	$ 15,950	$ (6,703)	$ (1,985)	$ -	$ 8,178	$ 4,955	$ (67,267)	$ (15,654)	$ (24,488)	$ 6,394	$ (844)

Change in unrealized appreciation (depreciation) during year	28,773	153,459	9,021	-	100,579	355,688	204,888	690,898	112,552	255,423	29,996

Increase (Decrease) in Net Assets from Operations
	$ 44,723	$ 146,969	$ 7,800	$ 9,408	$ 258,365	$ 360,643	$ 139,009	$ 675,244	$ 90,563	$ 267,499	$ 29,598

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account I

Statements of Operations - For the Year Ended December 31, 2003

	SC9	SCA	SCB	SCC	SCH	SCI	SCJ	SCK	SCL	SCM	IV1
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 12,977	$ 40,297	$ 914	$ 1,214	$ 365	$ -	$ 5	$ 3,147	$ -	$ 1,854	$ -

Realized and unrealized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$ (66,682)	$ 2,615	$ (9,518)	$ (7,614)	$ (267)	$ (5,584)	$ (20,949)	$ (8,444)	$ 7,249	$ (5,398)	$ (23,355)
Realized gain distributions	-	-	-	-	-	-	-	-	-	-	-
Net realized gains (losses)	$ (66,682)	$ 2,615	$ (9,518)	$ (7,614)	$ (267)	$ (5,584)	$ (20,949)	$ (8,444)	$ 7,249	$ (5,398)	$ (23,355)

Change in unrealized appreciation (depreciation) during year	473,241	119,543	609,989	43,736	108,099	76,829	325,146	138,106	69,597	83,513	103,471

Increase (Decrease) in Net Assets from Operations
	$ 419,536	$ 162,455	$ 601,385	$ 37,336	$ 108,197	$ 71,245	$ 304,202	$ 132,809	$ 76,846	$ 79,969	$ 80,116

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account I

Statements of Operations - For the Year Ended December 31, 2003

	IV2	AN2	AN3	FL4	FL5	FL6	FL7	FL8	FTG	FTI	PHY
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ -	$ -	$ 6,485	$ 38,935	$ 74,694	$ 2,821	$ 7,660	$ 759	$ 1,908	$ 11,543	$ 14,956

Realized and unrealized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$ (9,185)	$ (30,675)	$ (23,651)	$ (163,704)	$ -	$ (19,706)	$ (159,368)	$ (35,339)	$ 5,647	$ 2,388	$ 8,093
Realized gain distributions	-	-	-	-	-	-	-	-	-	-	-
Net realized gains (losses)	$ (9,185)	$ (30,675)	$ (23,651)	$ (163,704)	$ -	$ (19,706)	$ (159,368)	$ (35,339)	$ 5,647	$ 2,388	$ 8,093

Change in unrealized appreciation (depreciation) during year	98,234	85,856	262,643	1,119,207	-	344,153	599,791	189,269	40,170	226,397	18,627

Increase (Decrease) in Net Assets from Operations
	$ 89,049	$ 55,181	$ 245,477	$ 994,438	$ 74,694	$ 327,268	$ 448,083	$ 154,689	$ 47,725	$ 240,328	$ 41,676

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account I

Statements of Operations - For the Year Ended December 31, 2003

	PMB	PRR	PTR	SSC	SEE
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (a)
Income:
Dividend income	$ 1,272	$ 8,572	$ 20,168	$ 25	$ 107

Realized and unrealized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$ 2,490	$ 9,366	$ 4,357	$ 1,813	$ 233
Realized gain distributions	5,566	15,711	10,075	-	-
Net realized gains (losses)	$ 8,056	$ 25,077	$ 14,432	$ 1,813	$ 233

Change in unrealized appreciation (depreciation) during year	(2,926)	2,680	(4,394)	89,811	14,055

Increase (Decrease) in Net Assets from Operations
	$ 6,402	$ 36,329	$ 30,206	$ 91,649	$ 14,395

See notes to financial statements

(a) For the period April 7, 2003 (Commencement of Operations of Sub-Account) through December 31, 2003.

Sun Life of Canada (U.S.) Variable Account I

Statements of Changes in Net Assets
	AIM1 Sub-Account		AIM2 Sub-Account		AIM3 Sub-Account		AIM4 Sub-Account
	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002
Increase (Decrease) in net assets from operations:
Net investment income (loss)	$-	$-	$-	$-	$12,508	$4,084	$9,403	$9,829
Net realized gains (losses)	(57,202)	(51,626)	(53,131)	(167,470)	(49,945)	(166,730)	(149,671)	(155,871)
Net unrealized gains (losses)	245,345	(100,862)	290,617	(102,631)	296,663	(12,291)	583,995	(78,129)
Net Increase (Decrease) in net assets
from operations:	$188,143	$(152,488)	$237,486	$(270,101)	$259,226	$(174,937)	$443,727	$(224,171)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$162,155	$123,430	$159,615	$241,358	$174,644	$174,747	$355,783	$391,804
Net transfers between sub-accounts
and fixed accounts	24,528	216,180	34,932	419,613	62,928	177,666	91,005	479,890
Withdrawals and surrenders	(34,698)	26,496	(142,427)	(16,935)	(49,456)	(6,341)	(207,618)	(31,292)
Mortality and expense risk charges	(3,946)	(2,955)	(5,250)	(4,318)	(6,428)	(5,501)	(9,578)	(7,429)
Charges for life insurance protection and monthly expense charge	(100,908)	(89,395)	(138,091)	(124,396)	(104,074)	(85,615)	(175,430)	(164,139)
Net increase (decrease) in net assets from contract owner activity	$47,131	$273,756	$(91,221)	$515,322	$77,614	$254,956	$54,162	$668,834
Total increase (decrease) in net assets	$235,274	$121,268	$146,265	$245,221	$336,840	$80,019	$497,889	$444,663

Net Assets
Beginning of period	594,324	473,056	775,247	530,026	1,000,414	920,395	1,474,380	1,029,717
End of period	$829,598	$594,324	$921,512	$775,247	$1,337,254	$1,000,414	$1,972,269	$1,474,380

Unit Transactions:
Units Outstanding Beginning of Period	91,280	54,664	166,107	83,015	159,842	126,715	218,318	132,019
Units purchased	23,416	17,221	30,688	48,753	24,758	25,673	47,851	53,249
Units transferred between sub-accounts	3,547	28,870	4,812	60,326	8,767	20,613	13,616	59,817
Units withdrawn, surrendered, and cancelled for contract charges	(19,180)	(9,475)	(50,699)	(25,987)	(22,447)	(13,159)	(52,879)	(26,767)
Units Outstanding End of Period	99,063	91,280	150,908	166,107	170,920	159,842	226,906	218,318

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account I

Statements of Changes in Net Assets - continued
	AIM5 Sub-Account		AL1 Sub-Account		AL2 Sub-Account		AL3 Sub-Account
	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002
Increase (Decrease) in net assets from operations:
Net investment income (loss)	$2,457	$2,606	$-	$326	$1,851	$4,608	$-	$-
Net realized gains (losses)	(52,295)	(9,806)	(97,513)	(157,473)	(41,416)	(38,835)	(6,070)	(35,737)
Net unrealized gains (losses)	216,447	(164,026)	263,969	(166,881)	187,690	(200,227)	52,425	(19,812)
Net Increase (Decrease) in net assets
from operations:	$166,609	$(171,226)	$166,456	$(324,028)	$148,125	$(234,454)	$46,355	$(55,549)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$143,931	$138,095	$2,625	$68,239	$510	$21,592	$222	$14,562
Net transfers between sub-accounts
and fixed accounts	47,931	585,239	(91,782)	(11,464)	(25,983)	513,104	(16,088)	69,543
Withdrawals and surrenders	(54,706)	(130)	(10,611)	(14,097)	(18,169)	(312)	(4,710)	(1,321)
Mortality and expense risk charges	(4,531)	(3,321)	(3,227)	(4,485)	(3,759)	(3,786)	(792)	(912)
Charges for life insurance protection and monthly expense charge	(79,112)	(59,921)	(37,261)	(80,388)	(60,312)	(63,028)	(11,996)	(17,633)
Net increase (decrease) in net assets from contract owner activity	$53,513	$659,962	$(140,256)	$(42,195)	$(107,713)	$467,570	$(33,364)	$64,239
Total increase (decrease) in net assets	$220,122	$488,736	$26,200	$(366,223)	$40,412	$233,116	$12,991	$8,690

Net Assets
Beginning of period	648,320	159,584	580,567	946,790	557,606	324,490	123,084	114,394
End of period	$868,442	$648,320	$606,767	$580,567	$598,018	$557,606	$136,075	$123,084

Unit Transactions:
Units Outstanding Beginning of Period	106,705	18,318	105,755	115,562	87,095	32,445	22,527	16,898
Units purchased	20,861	20,153	-	8,190	-	2,307	-	2,202
Units transferred between sub-accounts	7,106	77,459	(15,547)	(4,321)	(3,203)	61,185	(2,511)	6,587
Units withdrawn, surrendered, and cancelled for contract charges	(20,644)	(9,225)	(7,576)	(13,676)	(11,359)	(8,842)	(2,645)	(3,160)

Units Outstanding End of Period	114,028	106,705	82,632	105,755	72,533	87,095	17,371	22,527

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account I

Statements of Changes in Net Assets - continued
	GS1 Sub-Account	GS2 Sub-Account		GS3 Sub-Account		GS4 Sub-Account
	Year Ended December 31, 2002 [a]	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002

Increase (Decrease) in net assets from operations:
Net investment income (loss)	$-	$207	$197	$2,568	$1,041	$1,829	$1,550
Net realized gains (losses)	(105,665)	2,787	(132)	(6,842)	(35,661)	(4,123)	(2,966)
Net unrealized gains (losses)	73,582	28,043	(10,106)	82,452	(20,931)	31,164	(9,352)
Net Increase (Decrease) in net assets
from operations:	$(32,083)	$31,037	$(10,041)	$78,178	$(55,551)	$28,870	$(10,768)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$31,029	$22,373	$19,771	$101,184	$50,383	$64,142	$29,684
Net transfers between sub-accounts
and fixed accounts	(251,020)	3,578	10,393	42,189	29,477	10,711	16,257
Withdrawals and surrenders	(284)	(3,579)	2,546	-	(141)	(10,192)	(29)
Mortality and expense risk charges	(625)	(453)	(358)	(1,633)	(1,298)	(705)	(511)
Charges for life insurance protection and monthly expense charge	(15,469)	(12,258)	(9,973)	(29,591)	(20,167)	(25,077)	(18,163)
Net increase (decrease) in net assets from contract owner activity	$(236,369)	$9,661	$22,379	$112,149	$58,254	$38,879	$27,238
Total increase (decrease) in net assets	$(268,452)	$40,698	$12,338	$190,327	$2,703	$67,749	$16,470

Net Assets
Beginning of period	268,452	65,554	53,216	213,294	210,591	96,930	80,460
End of period	$-	$106,252	$65,554	$403,621	$213,294	$164,679	$96,930

Unit Transactions:
Units Outstanding Beginning of Period	37,138	6,414	4,365	31,668	24,945	12,714	9,336
Units purchased	4,612	1,979	2,041	13,026	6,861	8,089	3,652
Units transferred between sub-accounts	(39,527)	269	970	5,532	2,715	1,264	2,008
Units withdrawn, surrendered, and cancelled for contract charges	(2,223)	(1,384)	(962)	(4,065)	(2,853)	(4,464)	(2,282)
Units Outstanding End of Period	-	7,278	6,414	46,161	31,668	17,603	12,714

[a] Sub-Account closed in April 2002. Net Assets residing in the Sub-Account at that time were transferred to the Aim V.I. Growth Fund ("AIM2").

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account I

Statements of Changes in Net Assets - continued
	GS5 Sub-Account		CAS Sub-Account		CGS Sub-Account		EGS Sub-Account
	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002
Increase (Decrease) in net assets from operations:
Net investment income (loss)	$18,647	$3,682	$-	$627	$15,192	$10,526	$-	$-
Net realized gains (losses)	(20,765)	(41,594)	(104,316)	(96,299)	(23,022)	(33,520)	(156,335)	(117,933)
Net unrealized gains (losses)	141,830	(24,443)	192,039	(53,244)	312,525	(298,181)	382,388	(163,727)
Net Increase (Decrease) in net assets
from operations:	$139,712	$(62,355)	$87,723	$(148,916)	$304,695	$(321,175)	$226,053	$(281,660)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$110,302	$69,503	$60,698	$70,994	$211,114	$145,005	$155,110	$178,468
Net transfers between sub-accounts
and fixed accounts	18,800	108,908	14,885	36,834	139,413	1,103,824	(48,667)	265,887
Withdrawals and surrenders	(3,261)	25,140	(9,484)	(15,171)	(6,791)	(806,558)	(69,219)	(4,686)
Mortality and expense risk charges	(2,126)	(1,414)	(2,087)	(2,161)	(8,138)	(6,180)	(4,829)	(4,177)
Charges for life insurance protection and monthly expense charge	(56,174)	(61,063)	(39,147)	(44,628)	(105,992)	(83,176)	(97,531)	(96,606)
Net increase (decrease) in net assets from contract owner activity	$67,541	$141,074	$24,865	$45,868	$229,606	$352,915	$(65,136)	$338,886
Total increase (decrease) in net assets	$207,253	$78,719	$112,588	$(103,048)	$534,301	$31,740	$160,917	$57,226

Net Assets
Beginning of period	338,414	259,695	320,228	423,276	1,184,628	1,152,888	724,025	666,799
End of period	$545,667	$338,414	$432,816	$320,228	$1,718,929	$1,184,628	$884,942	$724,025

Unit Transactions:
Units Outstanding Beginning of Period	53,887	34,672	58,126	51,688	171,309	131,832	141,341	85,604
Units purchased	16,182	10,427	10,319	11,163	28,782	18,767	26,788	31,273
Units transferred between sub-accounts	2,503	14,692	1,514	5,202	18,605	128,932	(7,571)	41,248
Units withdrawn, surrendered, and cancelled for contract charges	(8,414)	(5,904)	(8,005)	(9,927)	(16,292)	(108,222)	(28,874)	(16,784)
Units Outstanding End of Period	64,158	53,887	61,954	58,126	202,404	171,309	131,684	141,341

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account I

Statements of Changes in Net Assets - continued
	GSS Sub-Account		HYS Sub-Account		MIS Sub-Account		NWD Sub-Account
	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002
Increase (Decrease) in net assets from operations:
Net investment income (loss)	$103,023	$70,734	$173,049	$98,638	$-	$762	$-	$-
Net realized gains (losses)	25,525	15,317	(10,037)	(16,521)	(43,909)	(165,416)	(11,111)	(88,704)
Net unrealized gains (losses)	(76,228)	64,806	245,860	(40,615)	186,441	(24,111)	263,682	(156,566)
Net Increase (Decrease) in net assets
from operations:	$52,320	$150,857	$408,872	$41,502	$142,532	$(188,765)	$252,571	$(245,270)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$489,678	$242,053	$326,944	$169,753	$230,734	$178,290	$146,109	$98,089
Net transfers between sub-accounts
and fixed accounts	135,060	1,230,691	250,720	1,297,091	201,497	31,335	187,060	235,694
Withdrawals and surrenders	(37,130)	(38,815)	(83,668)	(30,685)	(34,106)	(28,360)	(2,881)	(6,915)
Mortality and expense risk charges	(14,373)	(8,444)	(11,615)	(6,446)	(4,073)	(3,372)	(4,735)	(3,608)
Charges for life insurance protection and monthly expense charge	(249,449)	(206,269)	(190,515)	(96,068)	(100,631)	(76,282)	(76,387)	(55,870)
Net increase (decrease) in net assets from contract owner activity	$323,786	$1,219,216	$291,866	$1,333,645	$293,421	$101,611	$249,166	$267,390
Total increase (decrease) in net assets	$376,106	$1,370,073	$700,738	$1,375,147	$435,953	$(87,154)	$501,737	$22,120

Net Assets
Beginning of period	2,229,716	859,643	1,711,795	336,648	480,748	567,902	532,363	510,243
End of period	$2,605,822	$2,229,716	$2,412,533	$1,711,795	$916,701	$480,748	$1,034,100	$532,363

Unit Transactions:
Units Outstanding Beginning of Period	188,842	76,148	172,449	35,060	81,106	67,463	79,180	43,368
Units purchased	40,623	20,323	30,416	17,788	36,476	26,231	19,007	12,203
Units transferred between sub-accounts	11,348	113,084	23,328	133,343	29,602	2,397	29,530	31,183
Units withdrawn, surrendered, and cancelled for contract charges	(24,572)	(20,713)	(26,177)	(13,742)	(20,497)	(14,985)	(10,797)	(7,574)
Units Outstanding End of Period	216,241	188,842	200,016	172,449	126,687	81,106	116,920	79,180

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account I

Statements of Changes in Net Assets - continued
	TRS Sub-Account		UTS Sub-Account		OP1 Sub-Account		OP2 Sub-Account
	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002
Increase (Decrease) in net assets from operations:
Net investment income (loss)	$103,805	$63,243	$16,836	$11,323	$8,293	$6,960	$-	$-
Net realized gains (losses)	(90,731)	38,077	(110,401)	(58,334)	(4,804)	(4,858)	15,950	1,838
Net unrealized gains (losses)	520,381	(221,959)	229,338	(41,002)	157,013	(179,295)	28,773	(25,944)
Net Increase (Decrease) in net assets
from operations:	$533,455	$(120,639)	$135,773	$(88,013)	$160,502	$(177,193)	$44,723	$(24,106)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$387,557	$294,967	$107,212	$63,832	$14	$53,859	$262	$20,901
Net transfers between sub-accounts
and fixed accounts	647,147	1,620,827	(15,520)	48,852	(791)	(168,376)	(150)	(90,858)
Withdrawals and surrenders	(83,701)	(25,375)	(3,439)	(5,115)	(8,846)	(1,785)	(25,658)	27,371
Mortality and expense risk charges	(18,340)	(11,908)	(2,426)	(1,800)	(3,238)	(3,775)	(506)	(1,215)
Charges for life insurance protection and monthly expense charge	(264,942)	(177,482)	(46,787)	(39,962)	(20,838)	(32,609)	(17,000)	(22,805)
Net increase (decrease) in net assets from contract owner activity	$667,721	$1,701,029	$39,040	$65,807	$(33,699)	$(152,686)	$(43,052)	$(66,606)
Total increase (decrease) in net assets	$1,201,176	$1,580,390	$174,813	$(22,206)	$126,803	$(329,879)	$1,671	$(90,712)

Net Assets
Beginning of period	2,697,529	1,117,139	308,657	330,863	582,905	912,784	171,426	262,138
End of period	$3,898,705	$2,697,529	$483,470	$308,657	$709,708	$582,905	$173,097	$171,426

Unit Transactions:
Units Outstanding Beginning of Period	274,812	101,616	47,288	35,481	70,029	86,942	12,424	16,855
Units purchased	38,908	29,553	16,664	10,233	-	5,329	-	1,533
Units transferred between sub-accounts	65,280	164,118	89	7,789	(106)	(18,437)	(11)	(4,981)
Units withdrawn, surrendered, and cancelled for contract charges	(34,918)	(20,475)	(6,721)	(6,215)	(3,430)	(3,805)	(2,870)	(983)
Units Outstanding End of Period	344,082	274,812	57,320	47,288	66,493	70,029	9,543	12,424

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account I

Statements of Changes in Net Assets - continued
	OP3 Sub-Account		OP4 Sub-Account		SCA1 Sub-Account		SCA2 Sub-Account
	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002
Increase (Decrease) in net assets from operations:
Net investment income (loss)	$213	$345	$764	$817	$9,408	$17,995	$149,608	$105,161
Net realized gains (losses)	(6,703)	78,418	(1,985)	(1,710)	-	-	8,178	(12,250)
Net unrealized gains (losses)	153,459	(185,010)	9,021	(8,361)	-	-	100,579	19,527
Net Increase (Decrease) in net assets
from operations:	$146,969	$(106,247)	$7,800	$(9,254)	$9,408	$17,995	$258,365	$112,438

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$(10)	$41,315	$110	$11,705	$735,010	$343,882	$563,559	$462,774
Net transfers between sub-accounts
and fixed accounts	(1,594)	(55,169)	-	(1,941)	15,948	(225,670)	163,763	1,791,262
Withdrawals and surrenders	(19,030)	(2,323)	(3,919)	-	(710,295)	-	(447,287)	(12,498)
Mortality and expense risk charges	(2,210)	(2,500)	(223)	(260)	(9,755)	(8,980)	(16,172)	(10,528)
Charges for life insurance protection and monthly expense charge	(19,832)	(29,011)	(4,066)	(5,661)	(125,911)	(109,620)	(307,627)	(240,719)
Net increase (decrease) in net assets from contract owner activity	$(42,676)	$(47,688)	$(8,098)	$3,843	$(95,003)	$(388)	$(43,764)	$1,990,291
Total increase (decrease) in net assets	$104,293	$(153,935)	$(298)	$(5,411)	$(85,595)	$17,607	$214,601	$2,102,729

Net Assets
Beginning of period	373,607	527,542	41,280	46,691	1,656,791	1,639,184	2,843,881	741,152
End of period	$477,900	$373,607	$40,982	$41,280	$1,571,196	$1,656,791	$3,058,482	$2,843,881

Unit Transactions:
Units Outstanding Beginning of Period	31,605	34,918	4,691	4,392	151,139	150,330	252,822	67,309
Units purchased	-	2,617	-	1,113	32,795	31,098	46,429	41,439
Units transferred between sub-accounts	(138)	(3,661)	-	(223)	1,221	(20,451)	15,236	167,308
Units withdrawn, surrendered, and cancelled for contract charges	(3,039)	(2,269)	(880)	(591)	(77,212)	(9,838)	(64,308)	(23,234)
Units Outstanding End of Period	28,428	31,605	3,811	4,691	107,943	151,139	250,179	252,822

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account I

Statements of Changes in Net Assets - continued
	SCA3 Sub-Account		SCA4 Sub-Account		SCA5 Sub-Account		SCA6 Sub-Account
	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002
Increase (Decrease) in net assets from operations:
Net investment income (loss)	$-	$39,143	$1,388	$723	$-	$-	$2,499	$1,472
Net realized gains (losses)	4,955	56,924	(67,267)	(21,228)	(15,654)	(16,740)	(24,488)	(14,248)
Net unrealized gains (losses)	355,688	(79,755)	204,888	(92,244)	690,898	(196,328)	112,552	(64,737)
Net Increase (Decrease) in net assets
from operations:	$360,643	$16,312	$139,009	$(112,749)	$675,244	$(213,068)	$90,563	$(77,513)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$195,870	$210,872	$75,305	$76,984	$389,305	$221,143	$63,561	$49,255
Net transfers between sub-accounts
and fixed accounts	299,939	474,197	48,743	209,999	324,228	1,071,532	(4,978)	180,199
Withdrawals and surrenders	(111,075)	(7,752)	(230,884)	(629)	(73,410)	(15,980)	(20,693)	(17,915)
Mortality and expense risk charges	(6,171)	(3,452)	(2,987)	(2,251)	(12,483)	(7,418)	(2,047)	(1,493)
Charges for life insurance protection and monthly expense charge	(108,398)	(74,896)	(41,391)	(38,924)	(210,871)	(127,475)	(21,343)	(17,035)
Net increase (decrease) in net assets from contract owner activity	$270,165	$598,969	$(151,214)	$245,179	$416,769	$1,141,802	$14,500	$193,011
Total increase (decrease) in net assets	$630,808	$615,281	$(12,205)	$132,430	$1,092,013	$928,734	$105,063	$115,498

Net Assets
Beginning of period	892,683	277,402	460,584	328,154	1,755,651	826,917	282,576	167,078
End of period	$1,523,491	$892,683	$448,379	$460,584	$2,847,664	$1,755,651	$387,639	$282,576

Unit Transactions:
Units Outstanding Beginning of Period	73,335	21,077	70,649	35,742	193,905	67,161	41,906	18,094
Units purchased	14,043	17,789	12,071	11,563	38,084	22,421	10,162	6,135
Units transferred between sub-accounts	22,482	41,276	7,419	28,895	33,298	118,977	(815)	22,648
Units withdrawn, surrendered, and cancelled for contract charges	(16,571)	(6,807)	(34,531)	(5,551)	(27,714)	(14,654)	(5,477)	(4,971)
Units Outstanding End of Period	93,289	73,335	55,608	70,649	237,573	193,905	45,776	41,906

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account I

Statements of Changes in Net Assets - continued

	SCA7 Sub-Account		SCA 8 Sub-Account		SCA9 Sub-Account		SCA Sub-Account
	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002
Increase (Decrease) in net assets from operations:
Net investment income (loss)	$5,682	$14	$446	$93	$12,977	$11,874	$40,297	$234
Net realized gains (losses)	6,394	(2,014)	(844)	(901)	(66,682)	(21,204)	2,615	994
Net unrealized gains (losses)	255,423	(56,054)	29,996	(6,875)	473,241	(226,046)	119,543	(4,458)
Net Increase (Decrease) in net assets from operations:	$267,499	$(58,054)	$29,598	$(7,683)	$419,536	$(235,376)	$162,455	$(3,230)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$223,622	$56,365	$17,143	$14,375	$296,092	$168,248	$138,795	$94,156
Net transfers between sub-accounts and fixed accounts	274,579	524,653	63,533	28,684	133,002	1,206,479	153,486	290,917
Withdrawals and surrenders	(1,082)	(634)	(3,227)	-	(118,946)	(18,804)	(13,345)	(130)
Mortality and expense risk charges	(5,091)	(1,792)	(544)	(269)	(8,876)	(5,406)	(2,994)	(1,108)
Charges for life insurance protection and monthly expense charge	(92,730)	(32,004)	(6,969)	(3,920)	(138,136)	(80,425)	(60,779)	(33,266)
Net increase (decrease) in net assets from contract owner activity	$399,298	$546,588	$69,936	$38,870	$163,136	$1,270,092	$215,163	$350,569
Total increase (decrease) in net assets	$666,797	$488,534	$99,534	$31,187	$582,672	$1,034,716	$377,618	$347,339

Net Assets
Beginning of period	527,790	39,256	64,655	33,468	1,217,944	183,228	377,236	29,897
End of period	$1,194,587	$527,790	$164,189	$64,655	$1,800,616	$1,217,944	$754,854	$377,236

Unit Transactions:
Units Outstanding Beginning of Period	70,206	4,374	8,718	3,681	183,140	20,381	40,571	3,015
Units purchased	27,004	7,268	1,923	1,955	38,378	22,989	13,729	10,159
Units transferred between sub-accounts	36,228	62,955	7,055	3,611	17,360	154,088	14,659	31,050
Units withdrawn, surrendered, and cancelled for contract charges	(11,644)	(4,391)	(1,246)	(529)	(35,142)	(14,318)	(7,379)	(3,653)
Units Outstanding End of Period	121,794	70,206	16,450	8,718	203,736	183,140	61,580	40,571

See notes to financial statement

Sun Life of Canada (U.S.) Variable Account I

Statements of Changes in Net Assets - continued
	SCB Sub-Account		SCC Sub-Account		SCH Sub-Account		SCI Sub-Account
	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002
Increase (Decrease) in net assets from operations:
Net investment income (loss)	$914	$-	$1,214	$923	$365	$205	$-	$-
Net realized gains (losses)	(9,518)	15,769	(7,614)	(2,631)	(267)	114	(5,584)	378
Net unrealized gains (losses)	609,989	(200,782)	43,736	(20,053)	108,099	(10,386)	76,829	(19,243)
Net Increase (Decrease) in net assets from operations:	$601,385	$(185,013)	$37,336	$(21,761)	$108,197	$(10,067)	$71,245	$(18,865)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$326,673	$186,755	$88,983	$74,861	$95,710	$41,343	$37,045	$32,136
Net transfers between sub-accounts and fixed accounts
Withdrawals and surrenders	396,822	1,129,886	1,299	52,403	161,221	151,340	194,846	53,302
Mortality and expense risk charges	(75,843)	(8,897)	(10,424)	-	(1,016)	(1,321)	(46)	-
Charges for life insurance protection and monthly expense charge	(9,569)	(4,156)	(814)	(362)	(1,792)	(537)	(1,589)	(388)
Net increase (decrease) in net assets from contract owner activity	(162,795)	(71,122)	(36,426)	(17,996)	(40,740)	(17,293)	(21,744)	(1,874)
Total increase (decrease) in net assets	$475,288	$1,232,466	$42,618	$108,906	$213,383	$173,532	$208,512	$83,176
	$1,076,673	$1,047,453	$79,954	$87,145	$321,580	$163,465	$279,757	$64,311
Net Assets
Beginning of period
End of period	1,189,036	141,583	102,776	15,631	182,604	19,139	123,258	58,947
	$2,265,709	$1,189,036	$182,730	$102,776	$504,184	$182,604	$403,015	$123,258
Unit Transactions:
Units Outstanding Beginning of Period	149,387	13,936	13,382	1,740	21,341	2,023	21,525	7,284
Units purchased	34,916	22,250	10,122	7,545	10,061	4,619	5,571	5,618
Units transferred between sub-accounts	43,483	122,978	170	6,158	16,489	16,828	30,960	9,149
Units withdrawn, surrendered, and cancelled for contract charges	(26,530)	(9,777)	(5,450)	(2,061)	(4,450)	(2,129)	(3,577)	(526)
Units Outstanding End of Period	201,256	149,387	18,224	13,382	43,441	21,341	54,479	21,525

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account I

Statements of Changes in Net Assets - continued
	SCJ Sub-Account		SCK Sub-Account		SCL Sub-Account		SCM Sub-Account
	Year Ended December 31, 2003	Year Ended December 31, 2002 [b]	Year Ended December 31, 2003	Year Ended December 31, 2002 [b]	Year Ended December 31, 2003	Year Ended December 31, 2002 [b]	Year Ended December 31, 2003	Year Ended December 31, 2002 [b]
Increase (Decrease) in net assets from operations:
Net investment income (loss)	$5	$466	$3,147	$592	$-	$-	$1,854	$307
Net realized gains (losses)	(20,949)	(4,972)	(8,444)	(2,357)	7,249	(1,564)	(5,398)	(782)
Net unrealized gains (losses)	325,146	(68,401)	138,106	(20,813)	69,597	(2,354)	83,513	(3,170)
Net Increase (Decrease) in net assets from operations:	$304,202	$(72,907)	$132,809	$(22,578)	$76,846	$(3,918)	$79,969	$(3,645)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$328,421	$191,963	$203,300	$155,315	$70,979	$30,322	$23,424	$6,543
Net transfers between sub-accounts and fixed accounts	402,918	468,668	238,040	98,176	73,981	89,244	61,423	132,625
Withdrawals and surrenders	(11,456)	(2,529)	(23,341)	-	(1,581)	-	(1,172)	-
Mortality and expense risk charges	(5,632)	(1,285)	(2,605)	(430)	(1,089)	(199)	(940)	(276)
Charges for life insurance protection and monthly expense charge	(105,125)	(25,691)	(53,186)	(16,252)	(25,101)	(5,154)	(12,484)	(2,955)
Net increase (decrease) in net assets from contract owner activity	$609,126	$631,126	$362,208	$236,809	$117,189	$114,213	$70,251	$135,937
Total increase (decrease) in net assets	$913,328	$558,219	$495,017	$214,231	$194,035	$110,295	$150,220	$132,292

Net Assets
Beginning of period	558,219	-	214,231	-	110,295	-	132,292	-
End of period	$1,471,547	$558,219	$709,248	$214,231	$304,330	$110,295	$282,512	$132,292

Unit Transactions:
Units Outstanding Beginning of Period	73,980	-	27,454	-	14,223	-	17,505	-
Units purchased	37,738	23,996	24,163	17,724	8,158	3,703	2,728	1,008
Units transferred between sub-accounts	47,856	53,635	27,001	11,596	8,118	11,192	5,951	16,915
Units withdrawn, surrendered, and cancelled for contract charges	(13,951)	(3,651)	(8,626)	(1,866)	(2,937)	(672)	(1,550)	(418)
Units Outstanding End of Period	145,623	73,980	69,992	27,454	27,562	14,223	24,634	17,505

[b] For the period May 1, 2002 (Commencement of operations of Sub-Account) through December 31, 2002.

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account I

Statements of Changes in Net Assets - continued
	IV1 Sub-Account		IV2 Sub-Account		AN2 Sub-Account		AN3 Sub-Account
	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002
Increase (Decrease) in net assets from operations:
Net investment income (loss)	$-	$-	$-	$-	$-	$-	$6,485	$1,870
Net realized gains (losses)	(23,355)	(1,608)	(9,185)	(2,952)	(30,675)	(2,066)	(23,651)	(10,168)
Net unrealized gains (losses)	103,471	(53,727)	98,234	(29,830)	85,856	(45,068)	262,643	(78,332)
Net Increase (Decrease) in net assets from operations:	$80,116	$(55,335)	$89,049	$(32,782)	$55,181	$(47,134)	$245,477	$(86,630)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$68,129	$12,407	$119,321	$44,217	$30,007	$19,227	$250,907	$62,205
Net transfers between sub-accounts and fixed accounts	8,173	161,653	59,366	140,171	85,539	74,708	346,360	629,473
Withdrawals and surrenders	(2,231)	-	(170)	(86)	(3,143)	(43)	(30,818)	(366)
Mortality and expense risk charges	(1,365)	(834)	(1,722)	(724)	(859)	(593)	(4,838)	(2,225)
Charges for life insurance protection and monthly expense charge	(20,756)	(13,440)	(43,831)	(22,154)	(16,891)	(15,034)	(142,170)	(60,795)
Net increase (decrease) in net assets from contract owner activity	$51,950	$159,786	$132,964	$161,424	$94,653	$78,265	$419,441	$628,292
Total increase (decrease) in net assets	$132,066	$104,451	$222,013	$128,642	$149,834	$31,131	$664,918	$541,662

Net Assets
Beginning of period	148,911	44,460	172,843	44,201	100,711	69,580	614,232	72,570
End of period	$280,977	$148,911	$394,856	$172,843	$250,545	$100,711	$1,279,150	$614,232

Unit Transactions:
Units Outstanding Beginning of Period	28,387	5,772	30,392	5,354	22,628	9,098	87,587	8,044
Units purchased	12,262	2,234	19,737	7,389	5,061	3,775	30,832	8,473
Units transferred between sub-accounts	2,095	22,812	8,843	21,284	15,176	12,610	41,609	79,644
Units withdrawn, surrendered, and cancelled for contract charges	(3,964)	(2,431)	(6,987)	(3,635)	(3,780)	(2,855)	(22,160)	(8,574)
Units Outstanding End of Period	38,780	28,387	51,985	30,392	39,085	22,628	137,868	87,587

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account I

Statements of Changes in Net Assets - continued
	FL4 Sub-Account		FL5 Sub-Account		FL6 Sub-Account		FL7 Sub-Account
	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002
Increase (Decrease) in net assets from operations:
Net investment income (loss)	$38,935	$16,109	$74,694	$125,174	$2,821	$1,807	$7,660	$1,290
Net realized gains (losses)	(163,704)	3,987	-	-	(19,706)	2,325	(159,368)	(14,545)
Net unrealized gains (losses)	1,119,207	(518,702)	-	-	344,153	(52,794)	599,791	(170,424)
Net Increase (Decrease) in net assets from operations:	$994,438	$(498,606)	$74,694	$125,174	$327,268	$(48,662)	$448,083	$(183,679)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$680,749	$379,226	$3,175,069	$2,783,386	$228,540	$128,848	$287,234	$104,362
Net transfers between sub-accounts and fixed accounts	1,696,843	2,453,005	(936,168)	(8,838)	605,573	554,339	(46,464)	1,156,578
Withdrawals and surrenders	(68,731)	(844,524)	(175,860)	(29,482)	(1,776)	-	(22,563)	(714)
Mortality and expense risk charges	(22,293)	(10,832)	(51,344)	(47,196)	(6,559)	(2,510)	(7,672)	(4,133)
Charges for life insurance protection and monthly expense charge	(290,190)	(191,772)	(1,087,049)	(963,715)	(124,278)	(59,524)	(123,864)	(65,581)
Net increase (decrease) in net assets from contract owner activity	$1,996,378	$1,785,103	$924,648	$1,734,155	$701,500	$621,153	$86,671	$1,190,512
Total increase (decrease) in net assets	$2,990,816	$1,286,497	$999,342	$1,859,329	$1,028,768	$572,491	$534,754	$1,006,833

Net Assets
Beginning of period
End of period	2,445,800	1,159,303	8,002,083	6,142,754	746,648	174,157	1,064,835	58,002
	$5,436,616	$2,445,800	$9,001,425	$8,002,083	$1,775,416	$746,648	$1,599,589	$1,064,835

Unit Transactions:
Units Outstanding Beginning of Period	357,682	131,695	772,471	602,506	88,676	18,735	165,090	7,279
Units purchased	88,222	51,602	312,907	269,047	23,731	14,675	39,372	15,740
Units transferred between sub-accounts	223,465	300,597	(90,008)	452	66,310	62,085	(10,309)	151,980
Units withdrawn, surrendered, and cancelled for contract charges	(50,132)	(126,212)	(126,235)	(99,534)	(14,112)	(6,819)	(21,232)	(9,909)
Units Outstanding End of Period	619,237	357,682	869,135	772,471	164,605	88,676	172,921	165,090

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account I

Statements of Changes in Net Assets - continued
	FL8 Sub-Account		FLG Sub-Account		FT1 Sub-Account		PHY Sub-Account
	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002 [c]	Year Ended December 31, 2003	Year Ended December 31, 2002 [c]	Year Ended December 31, 2003	Year Ended December 31, 2002 [c]
Increase (Decrease) in net assets from operations:
Net investment income (loss)	$759	$257	$1,908	$-	$11,543	$-	$14,956	$114
Net realized gains (losses)	(35,339)	(18,647)	5,647	(1)	2,388	8	8,093	13
Net unrealized gains (losses)	189,269	(98,094)	40,170	(84)	226,397	(9)	18,627	345
Net Increase (Decrease) in net assets from operations:	$154,689	$(116,484)	$47,725	$(85)	$240,328	$(1)	$41,676	$472

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$158,773	$100,314	$7,955	$-	$93,966	$158	$55,995	$3,384
Net transfers between sub-accounts and fixed accounts	88,946	396,101	129,148	3,734	933,070	5,220	451,247	9,423
Withdrawals and surrenders	(48,118)	(24,383)	-	-	(2,333)	-	-	-
Mortality and expense risk charges	(3,120)	(2,044)	(664)	(2)	(3,544)	(4)	(1,260)	(10)
Units withdrawn, surrendered, and cancelled for contract charges	(80,551)	(51,479)	(6,665)	(40)	(51,634)	(191)	(18,809)	(346)
Net increase (decrease) in net assets from contract owner activity	$115,930	$418,509	$129,774	$3,692	$969,525	$5,183	$487,173	$12,451
Total increase (decrease) in net asset	$270,619	$302,025	$177,499	$3,607	$1,209,853	$5,182	$528,849	$12,923

Net Assets
Beginning of period	404,118	102,093	3,607	-	5,182	-	12,923	-
End of period	$674,737	$404,118	$181,106	$3,607	$1,215,035	$5,182	$541,772	$12,923

Unit Transactions:
Units Outstanding Beginning of Period	68,738	12,198	339	-	494	-	1,189	-
Units purchased	22,173	16,217	600	-	8,078	15	4,559	312
Units transferred between sub-accounts	13,815	52,272	12,558	343	84,037	497	36,512	910
Units withdrawn, surrendered, and cancelled for contract charges	(18,735)	(11,949)	(614)	(4)	(4,799)	(18)	(1,587)	(33)
Units Outstanding End of Period	85,991	68,738	12,883	339	87,810	494	40,673	1,189

[c] For the period October 1, 2002 (Commencement of operations of Sub-Account) through December 31, 2002.

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account I

Statements of Changes in Net Assets - continued
	PMB Sub-Account		PRR Sub-Account		PTR Sub-Account		SSC Sub-Account		SEE Sub-Account
	Year Ended December 31, 2003	Year Ended December 31, 2002 [c]	Year Ended December 31, 2003	Year Ended December 31, 2002 [c]	Year Ended December 31, 2003	Year Ended December 31, 2002 [c]	Year Ended December 31, 2003	Year Ended December 31, 2002 [c]	Year Ended December 31, 2003 [d]
Increase (Decrease) in net assets from operations:
Net investment income (loss)	$1,272	$20	$8,572	$193	$20,168	$1,416	$25	$17	$107
Net realized gains (losses)	8,056	2	25,077	56	14,432	2,809	1,813	2	233
Net unrealized gains (losses)	(2,926)	132	2,680	1,006	(4,394)	1,916	89,811	12	14,055
Net Increase (Decrease) in net assets from operations:	$6,402	$154	$36,329	$1,255	$30,206	$6,141	$91,649	$31	$14,395

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$13,611	$-	$56,485	$158	$183,657	$8,997	$20,019	$327	$818
Net transfers between sub-accounts and fixed accounts	46,058	1,773	676,095	35,823	928,553	237,027	368,590	2,101	157,906
Withdrawals and surrenders	-	-	-	-	(10,421)	-	(392)	-	-
Mortality and expense risk charges	(137)	(1)	(2,765)	(31)	(4,543)	(194)	(1,143)	(2)	(173)
Charges for life insurance protection and monthly expense charge	(1,724)	(36)	(26,870)	(635)	(68,438)	(3,542)	(8,529)	(52)	(1,867)
Net increase (decrease) in net assets from contract owner activity	$57,808	$1,736	$702,945	$35,315	$1,028,808	$242,288	$378,545	$2,374	$156,684
Total increase (decrease) in net assets	$64,210	$1,890	$739,274	$36,570	$1,059,014	$248,429	$470,194	$2,405	$171,079

Net Assets
Beginning of period	1,890	-	36,570	-	248,429	-	2,405	-	-
End of period	$66,100	$1,890	$775,844	$36,570	$1,307,443	$248,429	$472,599	$2,405	$171,079

Unit Transactions:
Units Outstanding Beginning of Period	162	-	3,614	-	24,233	-	227	-	-
Units purchased	933	-	5,310	16	18,382	876	1,397	31	77
Units transferred between sub-accounts	3,329	165	64,276	3,665	87,636	23,727	29,557	201	12,462
Units withdrawn, surrendered, and cancelled for contract charges	(129)	(3)	(2,771)	(67)	(7,898)	(370)	(717)	(5)	(167)
Units Outstanding End of Period	4,295	162	70,429	3,614	122,353	24,233	30,464	227	12,372

[c] For the period October 1, 2002 (Commencement of operations of Sub-Account) through December 31, 2002.

[d] For the period April 7, 2003 (Commencement of operations of Sub-Account) through December 31, 2003.

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account I

Notes to Financial Statements

(1) Organization

Sun Life of Canada (U.S.) Variable Account I (the "Variable Account"), a separate account of Sun Life Assurance Company of Canada (U.S.) (the "Sponsor") was established on August 25, 1999 as a funding vehicle for the variable portion of certain individual variable universal life insurance contracts. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a unit investment trust.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account is invested in shares of a specific mutual fund or series thereof selected by contract owners. The funds currently offered are as follows: AIM Variable Insurance Funds, the Alger American Fund, Goldman Sachs Variable Insurance Trust, MFS/Sun Life Series Trust, OCC Accumulation Trust, Sun Capital Advisers Trust, Invesco Variable Investment Funds, Inc., AllianceBernstein Variable Product Series Funds, Inc., Fidelity Variable Insurance Products Funds, Franklin Templeton Variable Insurance Products Trust, PIMCO Variable Insurance Trust, and Scudder VIT Funds (collectively the "Funds" or "Sub-Accounts"). The MFS/Sun Life Series Trust and Sun Capital Advisers Trust are advised by affiliates of the Sponsor.

The Variable Account exists in accordance with the regulations of the Delaware State Insurance Department. The assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor's other assets and liabilities. Assets applicable to the Variable Account are not chargeable with liabilities arising out of any other business the Sponsor may conduct.

(2) Significant Accounting Policies

General

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Sponsor's management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations

Investments in the Funds are recorded at their net asset value. The Funds value their investment securities at fair value. Transactions are recorded on a trade date basis. Realized gains and losses on sales of shares of the Funds are determined on the identified cost basis. Dividend income and capital gain distributions received by the Sub-Accounts are reinvested in additional Fund shares and are recognized on the ex-dividend date.

Exchanges between Sub-Accounts requested by contract owners are recorded in the new Sub-Account upon receipt of the redemption proceeds.

Federal Income Tax Status

The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code. Under existing federal income tax law, investment income and capital gains earned by the Variable Account on contract owner reserves are not subject to tax.

Sun Life of canada (U.S.) Variable Account I

Notes to Financial Statements - continued

(3) Contract Charges and Related Party Transactions

The Sponsor sells both a Survivorship Variable Universal Life Insurance Product ("Survivorship Product") and Single Life Variable Universal Life Products ("Single Life Products"). The Sponsor deducts a sales charge from purchase payments. For the Single Life Products the current charge is 5.25% of the amount of purchase payments. The maximum charge is guaranteed not to exceed 7.25% of purchase payments. For the Survivorship Product, the charge is based on certain factors, including the Specified Face Amount and the age, sex and rating class of the insured. Currently, the charge is 6% of premiums, and is guaranteed not to exceed 8%.

A mortality and expense risk charge based on the value of the variable account is deducted from the variable account at the end of each valuation period for the mortality and expense risks assumed by the Sponsor. The maximum deduction is at an effective annual rate of .60%, for Policy Years 1 through 10 for the Single Life Products, and Policy Years 1 through 15 for the Survivorship Product. Thereafter, the effective annual rate is .10% for the Single Life Product and .20% for the Survivorship Product.

For the Single Life Products, a monthly administration charge of $8 is deducted in all policy years, as well as a monthly charge based on the Specified Face Amount is deducted in the first 10 policy years, or for the first 10 policy years following the effective date of each Specified Face Amount increase. These charges are deducted proportionally from the Sub-Accounts of each contract's Account Value, to cover administrative expenses and issuance costs. For the Survivorship Product, the monthly expense charge is deducted for the first 10 policy years, and for the first 10 policy years following an increase in the Specified Face Amount. This charge is based on the Specified Face Amount or increase thereof, times a rate determined by the age, sex and rating class of each Insured. As with the Single Life Products, the charge is deducted proportionally from the Sub-Accounts of each contract's Account Value.

A surrender charge may be deducted to cover certain expenses relating to the sale of the contract. The surrender charge will be an amount based on certain factors, including the specified face amount, the insured's age, sex and rating class. For the Single Life Product, the surrender charge applies to the first 10 policy years or the 10 policy years from issuance following an increase in the specified face amount of the policy. For the Survivorship Product, the surrender charge period will generally end after 15 policy years from the date of policy issue or the effective date of each increase in the specified face amount. For the Futurity Protector and the Futurity Accumulator products the surrender charge applies to the first 12 and 9 years respectively. At the end of this note, Note (3), a list is provided identifying surrender charges deducted and retained by the Sponsor for the year ended December 31, 2003.

The Sponsor deducts a monthly cost of insurance from the account value to cover anticipated costs of providing insurance coverage. The charge is based on the length of time a policy has been in force and other factors, including issue age, sex and rating class of each insured, and will not exceed the guaranteed maximum monthly cost of insurance rates based on the 1980 Commissioner's Standard Ordinary smokers and non-smoker mortality tables.

Massachusetts Financial Services Company is the investment adviser to the MFS/Sun Life Series Trust. Sun Capital Advisers Inc. is the investment adviser to Sun Capital Advisers Trust. Both are affiliates of the Sponsor and charge management fees at an effective annual rate ranging from .55% to .75% and .60% to .95% respectively.

Sun Life of canada (U.S.) Variable Account I

Notes to Financial Statements - continued

(3) Contract Charges and Related Party Transactions - continued
Surrender
Charges
Sub-Accounts:
AIM Variable Insurance Funds, Inc.
V.I. Capital Appreciation Fund ("AIM1")	11,682
V.I. Growth Fund ("AIM2")	47,953
V.I. Growth and Income Fund ("AIM3")	16,651
V.I. International Equity Fund ("AIM4")	69,902
V.I. Value Fund ("AIM5")	18,419
The Alger American Fund
Growth Portfolio ("AL1")	3,573
Income and Growth Portfolio ("AL2")	6,117
Small Capitalization Portfolio ("AL3")	1,586
Goldman Sachs Variable Insurance Trust
CORE Large Cap Growth Fund ("GS1")	-
CORE Small Cap Equity Fund ("GS2")	1,205
CORE US Equity Fund ("GS3")	-
Growth and Income Fund ("GS4")	3,432
International Equity Fund ("GS5")	1,098
MFS/Sun Life Series Trust
Capital Appreciation Series ("CAS")	3,193
Massachusetts Investors Trust Series ("CGS")	2,286
Emerging Growth Series ("EGS")	23,305
Government Securities Series ("GGS")	12,501
High Yield Series ("HYS")	28,170
Massachusetts Investors Growth Stock Series ("MIS")	11,483
New Discovery Series ("NWD")	970
Total Return Series ("TRS")	28,181
Utilities Series ("UTS")	1,158
OCC Accumulation Trust
Equity Portfolio ("OP1")	2,978
Mid Cap Portfolio ("OP2")	8,639
Small Cap Portfolio ("OP3")	6,407
Managed Portfolio ("OP4")	1,319
Sun Capital Advisers Trust
Sun Capital Money Market Fund ("SCA1")	239,147
Sun Capital Investment Grade Bond Fund ("SCA2")	150,596
Sun Capital Real Estate Fund ("SCA3")	37,398
Sun Capital Select Equity Fund ("SCA 4")	77,736
Sun Capital Blue Chip Mid-Cap Fund ("SCA 5")	24,716
Sun Capital Investors Foundation Fund ("SCA 6")	6,967
Sun Capital Davis Venture Value Fund ("SCA7")	364
Sun Capital Davis Financial Fund ("SCA 8")	1,086
Sun Capital Value Equity Fund ("SCA 9")	40,048
Sun Capital Value Mid Cap Fund ("SCA ")	4,493
Sun Capital Value Small Cap Fund ("SCB")	25,535
Sun Capital Value Managed Fund ("SCC")	3,510
Sun Capital Neuberger Berman Mid Cap Value Fund ("SCH")	342
Sun Capital Neuberger Berman Mid Cap Growth Fund ("SCI")	15
Sun Capital Alger Growth Fund ("SCJ")	3,857
Sun Capital Alger Income and Growth Fund ("SCK")	7,859
Sun Capital Alger Small Capitalization Fund ("SCL")	532
Sun Capital All Cap Fund ("SCM")	395
INVESCO Variable Investments Funds, Inc.
VIF Dynamics Fund ("IV1")	751
VIF Small Company Growth Fund ("IV2")	57
AllianceBernstein Variable Product Series Fund, Inc. [a]
VP Technology Portfolio ("AN2")	1,058
VP Growth and Income Portfolio ("AN3")	10,376
Fidelity Variable Insurance Products Fund
Fidelity VIP Index 500 Portfolio ("FL4")	23,141
Fidelity VIP Money Market Portfolio ("FL5")	59,210
Fidelity VIP ContrafundTM Portfolio ("FL6")	598
Fidelity VIP Overseas Portfolio ("FL7")	7,597
Fidelity VIP Growth Portfolio ("FL8")	16,201
Franklin Templeton Variable Insurance Products Trust
Franklin Templeton Growth Securities Fund ("FTG")	-
Franklin Templeton Foreign Securities Fund ("FTI")	785
PIMCO Variable Insurance Trust
PIMCO High Yield Portfolio ("PHY")	-
PIMCO Emerging Markets Bond Portfolio ("PMB")	-
PIMCO Real Return Portfolio ("PRR")	-
PIMCO Total Return Portfolio ("PTR")	3,509
Scudder VIT Funds
Scudder VIT Small Cap Index Fund ("SSC")	132
Scudder VIT EAFE Equity Index ["SEE"]	-

[a] Effective May 1, 2003, Alliance Variable Products Series Fund, Inc. is renamed to AllianceBernstein Variable Product Series Fund, Inc.

Sun Life of canada (U.S.) Variable Account I

Notes to Financial Statements - continued

(4) Investment Purchases and Sales

The following table shows the aggregate cost of shares purchased and proceeds from the sale of shares for each sub-account for the year ended December 31, 2003.
	Purchases	Sales
Sub-Accounts:
AIM Variable Insurance Funds, Inc.
V.I. Capital Appreciation Fund ("AIM1")	$ 200,424	$ 153,293
V.I. Growth Fund ("AIM2")	163,038	254,259
V.I. Core Equity Fund ("AIM3")	257,067	166,945
V.I. International Growth Fund ("AIM4")	746,159	682,594
V.I. Premier Equity Fund ("AIM5")	225,131	169,161
The Alger American Fund
Growth Portfolio ("AL1")	-	140,256
Income and Growth Portfolio ("AL2")	1,851	107,713
Small Capitalization Portfolio ("AL3")	-	33,364
Goldman Sachs Variable Insurance Trust
CORE Large Cap Growth Fund ("GS1")	-	-
CORE Small Cap Equity Fund ("GS2")	27,305	14,381
CORE US Equity Fund ("GS3")	156,049	41,332
Growth and Income Fund ("GS4")	71,013	30,305
International Equity Fund ("GS5")	140,530	54,342
MFS/Sun Life Series Trust
Capital Appreciation Series ("CAS")	131,181	106,316
Massachusetts Investors Trust Series ("CGS")	406,204	161,406
Emerging Growth Series ("EGS")	204,083	269,219
Government Securities Series ("GSS")	900,995	454,180
High Yield Series ("HYS")	988,348	523,433
Massachusetts Investors Growth Stock Series ("MIS")	429,925	136,504
New Discovery Series ("NWD")	378,516	129,350
Total Return Series ("TRS")	1,357,796	586,270
Utilities Series ("UTS")	265,442	209,566
OCC Accumulation Trust
Equity Portfolio ("OP1")	9,046	34,452
Mid Cap Portfolio ("OP2")	19,242	43,052
Small Cap Portfolio ("OP3")	378	42,841
Managed Portfolio ("OP4")	776	8,110
Sun Capital Advisers Trust
Sun Capital Money Market Fund ("SCA1")	606,524	692,119
Sun Capital Investment Grade Bond Fund ("SCA2")	988,087	882,243
Sun Capital Real Estate Fund ("SCA3")	506,609	236,444
Sun Capital Select Equity Fund ("SCA 4")	146,402	296,228
Sun Capital Blue Chip Mid-Cap Fund ("SCA 5")	755,560	338,791
Sun Capital Investors Foundation Fund ("SCA 6")	101,361	84,362
Sun Capital Davis Venture Value Fund ("SCA7")	765,196	360,216
Sun Capital Davis Financial Fund ("SCA 8")	93,142	22,760
Sun Capital Value Equity Fund ("SCA 9")	441,567	265,454
Sun Capital Value Mid Cap Fund ("SCA ")	319,809	64,349
Sun Capital Value Small Cap Fund ("SCB")	680,881	204,679
Sun Capital Value Managed Fund ("SCC")	95,928	52,096
Sun Capital Neuberger Berman Mid Cap Value Fund ("SCH")	255,276	41,528
Sun Capital Neuberger Berman Mid Cap Growth Fund ("SCI")	237,503	28,991
Sun Capital Alger Growth Fund ("SCJ")	722,677	113,546
Sun Capital Alger Income and Growth Fund ("SCK")	432,079	66,724
Sun Capital Alger Small Capitalization Fund ("SCL")	164,352	47,163
Sun Capital All Cap Fund ("SCM")	112,699	40,594
INVESCO Variable Investments Funds, Inc.
VIF Dynamics Fund ("IV1")	148,244	96,294
VIF Small Company Growth Fund ("IV2")	196,728	63,764
AllianceBernstein Variable Product Series Fund, Inc. [a]
VP Technology Portfolio ("AN2")	162,434	67,781
VP Growth and Income Portfolio ("AN3")	534,109	108,183
Fidelity Variable Insurance Products Fund
Fidelity VIP Index 500 Portfolio ("FL4")	2,633,265	597,952
Fidelity VIP Money Market Portfolio ("FL5")	6,883,927	5,884,585
Fidelity VIP ContrafundTM Portfolio ("FL6")	1,207,843	503,522
Fidelity VIP Overseas Portfolio ("FL7")	846,029	751,698
Fidelity VIP Growth Portfolio ("FL8")	283,025	166,336
Franklin Templeton Variable Insurance Products Trust
Franklin Templeton Growth Securities Fund ("FTG")	203,081	71,399
Franklin Templeton Foreign Securities Fund ("FTI")	1,344,769	363,701
PIMCO Variable Insurance Trust
PIMCO High Yield Portfolio ("PHY")	642,866	140,737
PIMCO Emerging Markets Bond Portfolio ("PMB")	124,372	59,726
PIMCO Real Return Portfolio ("PRR")	967,157	239,929
PIMCO Total Return Portfolio ("PTR")	1,254,645	195,594
Scudder VIT Funds
Scudder VIT Small Cap Index Fund ("SSC")	387,392	8,822
Scudder VIT EAFE Equity Index Fund ("SEE")	158,564	1,773

[a] Effective May 1, 2003, Alliance Variable Products Series Fund, Inc. is renamed AllianceBernstein Variable Product Series Fund, Inc.

Sun Life of canada (U.S.) Variable Account I

Notes to Financial Statements - continued

(5) Unit Values

A summary of unit values and units outstanding as of December 31, 2003, December 31, 2002 and December 31, 2001, and Investment Income and Total Return percentages for the periods then ended, are as follows:
			Net Assets
		Unit	Applicable
		Fair Value	to Contract	Investment	Total Return ***
	Units	[lowest to highest]	Holders*	Income Ratio **	[lowest to highest]
AIM Variable Insurance Funds, Inc.
V.I. Capital Appreciation Fund ("AIM1")
December 31, 2003	99,063	$ 6.91 to $ 8.67	$ 828,821	-%	28.77 % to 29.52%
December 31, 2002	91,280	5.36 to 6.73	593,724	-	(24.80) to (24.36)
December 31, 2001	54,664	7.12 to 8.95	471,575	-	(15.95) to (23.73)
V.I. Growth Fund ("AIM2")
December 31, 2003	150,908	4.72 to 7.64	920,979	-	30.48 to 31.24
December 31, 2002	166,107	3.61 to 5.82	774,841	-	(31.37) to (30.97)
December 31, 2001	83,015	5.26 to 8.43	529,402	0.34	(15.67) to (34.27)
V.I. Growth and Income Fund ("AIM3")
December 31, 2003	170,920	7.09 to 8.57	1,336,477	1.10	23.70 to 24.42
December 31, 2002	159,842	5.73 to 6.89	999,784	0.41	(16.07) to (15.58)
December 31, 2001	126,715	6.82 to 8.16	919,654	0.06	(18.41) to (23.29)
V.I. International Equity Fund ("AIM4")
December 31, 2003	226,906	7.08 to 9.24	1,971,499	0.59	28.31 to 29.06
December 31, 2002	218,318	5.52 to 7.16	1,473,780	0.76	(16.17) to (15.67)
December 31, 2001	132,019	6.57 to 8.49	1,028,587	0.53	(15.14) to (23.98)
V.I. Value Fund ("AIM5")
December 31, 2003	114,028	7.60	868,442	0.34	25.08
December 31, 2002 [a]	106,705	6.08	648,320	0.51	30.26
December 31, 2001	18,318	8.71	159,584	0.31	(12.88)

The Alger American Fund
Growth Portfolio ("AL1")
December 31, 2003	82,632	6.84 to 7.81	606,158	-	34.37 to 35.16
December 31, 2002	105,755	5.09 to 5.81	580,116	0.04	(33.38) to (32.99)
December 31, 2001	115,562	7.63 to 8.72	945,983	0.22	(12.26) to (16.36)
Income and Growth Portfolio ("AL2")
December 31, 2003	72,533	7.66 to 9.86	597,304	0.33	29.08 to 29.84
December 31, 2002	87,095	5.93 to 7.64	557,055	0.78	(31.50) to (31.10)
December 31, 2001	32,445	8.64 to 11.15	323,357	0.29	(12.94) to (14.82)
Small Capitalization Portfolio ("AL3")
December 31, 2003	17,371	6.21 to 8.72	135,653	-	41.51 to 42.34
December 31, 2002	22,527	4.38 to 6.13	122,787	-	(26.65) to (26.22)
December 31, 2001	16,898	5.97 to 8.31	113,752	0.05	(16.92) to (29.93)

Goldman Sachs Variable Insurance Trust
CORE Large Cap Growth Fund ("GS1")
December 31, 2003	-	7.19 to 9.57	-	-	(0.58) to (0.50)
December 31, 2002 [b]	-	7.23 to 9.57	-	-	14.14 to 14.81
December 31, 2001	37,138	6.33 to 8.33	267,820	0.04	(16.67) to (21.23)
CORE Small Cap Equity Fund ("GS2")
December 31, 2003	7,278	14.31 to 14.70	104,854	0.26	45.15 to 45.28
December 31, 2002	6,414	9.85 to 10.13	64,565	0.33	(15.46) to (15.39)
December 31, 2001	4,365	11.64 to 11.98	52,006	0.52	3.92 to 4.01
CORE US Equity Fund ("GS3")
December 31, 2003	46,161	8.28 to 8.56	402,778	0.93	28.72 to 29.47
December 31, 2002	31,668	6.43 to 6.84	212,638	0.46	(22.35) to (21.89)
December 31, 2001	24,945	8.27 to 8.76	210,220	0.64	(12.38) to (12.46)
Growth and Income Fund ("GS4")
December 31, 2003	17,603	9.26 to 9.71	163,772	1.49	23.64 to 23.74
December 31, 2002	12,714	7.49 to 7.85	96,192	1.71	(11.86) to (11.78)
December 31, 2001	9,336	8.50 to 8.89	79,607	0.71	(9.79) to (9.87)
International Equity Fund ("GS5")
December 31, 2003	64,158	7.70 to 8.91	544,927	4.52	34.70 to 34.82
December 31, 2002	53,887	5.71 to 6.61	337,848	1.25	(18.81) to (18.74)
December 31, 2001	34,672	7.03 to 8.15	258,927	1.64	(22.65) to (22.72)

Sun Life of canada (U.S.) Variable Account I

Notes to Financial Statements - continued

(5) Unit Values - continued
			Net Assets
		Unit	Applicable
		Fair Value	to Contract	Investment	Total Return ***
	Units	[lowest to highest]	Holders*	Income Ratio **	[lowest to highest]
MFS/Sun Life Series Trust
Capital Appreciation Series ("CAS")
December 31, 2003	61,954	6.04 to 7.09	432,410	-	27.96 to 28.71
December 31, 2002	58,126	4.72 to 5.54	319,913	0.17	(32.79) to (32.39)
December 31, 2001	51,688	7.02 to 8.24	422,377	0.38	(18.76) to (25.76)
Massachusetts Investors Trust Series ("CGS")
December 31, 2003	202,404	8.21 to 8.48	1,718,235	1.08	22.12 to 22.83
December 31, 2002	171,309	6.72 to 6.90	1,184,056	0.96	(21.68) to (21.22)
December 31, 2001	131,832	8.59 to 8.76	1,151,890	0.21	(12.37) to (16.21)
Emerging Growth Series ("EGS")
December 31, 2003	131,684	4.78 to 7.04	884,400	-	30.73 to 31.49
December 31, 2002	141,341	3.65 to 5.39	723,613	-	(34.53) to (34.15)
December 31, 2001	85,604	5.57 to 8.23	665,893	-	(21.65) to (34.96)
Government Securities Series ("GSS")
December 31, 2003	216,241	11.76 to 13.16	2,604,745	4.09	1.55 to 2.15
December 31, 2002	188,842	11.51 to 12.96	2,228,605	4.57	9.16 to 9.80
December 31, 2001	76,148	10.48 to 11.87	858,658	3.81	4.81 to 6.93
High Yield Series ("HYS")
December 31, 2003	200,016	11.64 to 12.09	2,411,709	8.24	20.73 to 21.44
December 31, 2002	172,449	9.63 to 9.96	1,711,051	8.78	2.10 to 2.70
December 31, 2001	35,060	9.43 to 9.70	335,886	6.72	(3.03) to 1.29
Massachusetts Investors Growth Stock Series ("MIS")
December 31, 2003	126,687	6.33 to 7.55	916,040	-	22.67 to 23.39
December 31, 2002	81,106	5.16 to 6.15	480,213	0.13	(28.47) to(28.05)
December 31, 2001	67,463	7.20 to 8.60	567,999	0.13	(17.02) to (25.35)
New Discovery Series ("NWD")
December 31, 2003	116,920	8.27 to 12.80	1,032,949	-	34.50 to 35.29
December 31, 2002	79,180	6.11 to 9.52	531,512	-	(33.82) to (33.43)
December 31, 2001	43,368	9.19 to 14.38	508,749	-	(5.60) to (8.15)
Total Return Series ("TRS")
December 31, 2003	344,082	10.75 to 12.77	3,897,759	3.27	16.47 to 27.72
December 31, 2002	274,812	9.18 to 10.68	2,697,529	3.06	(100.00) to (5.69)
December 31, 2001	101,616	9.73 to 11.68	1,116,360	3.30	(2.71) to 0.02
Utilities Series ("UTS")
December 31, 2003	57,320	7.89 to 9.97	482,718	4.21	35.46 to 36.26
December 31, 2002	47,288	5.79 to 7.36	308,086	3.71	(24.31) to (23.87)
December 31, 2001	35,481	7.61 to 9.73	329,851	3.82	(23.90) to (24.78)

OCC Accumulation Trust
Equity Portfolio ("OP1")
December 31, 2003	66,493	9.77 to 10.73	708,868	1.33	27.82 to 27.93
December 31, 2002	70,029	7.64 to 8.39	582,242	0.94	(21.87) to (21.80)
December 31, 2001	86,942	9.78 to 10.73	911,814	0.48	(7.48) to (7.56)
Mid Cap Portfolio ("OP2")
December 31, 2003	9,543	15.50 to 19.37	171,651	-	31.65 to 31.77
December 31, 2002	12,424	11.77 to 14.71	170,197	-	(7.68) to (7.60)
December 31, 2001	16,855	12.73 to 15.94	260,292	0.13	5.94 to 6.03
Small Cap Portfolio ("OP3")
December 31, 2003	28,428	16.42 to 16.87	476,584	0.05	41.82 to 41.94
December 31, 2002	31,605	11.58 to 11.88	372,684	0.07	(22.09) to (22.03)
December 31, 2001	34,918	14.86 to 15.24	526,159	0.46	7.70 to 7.79
Managed Portfolio ("OP4")
December 31, 2003	3,811	10.33 to 10.70	40,081	1.92	21.04 to 21.15
December 31, 2002	4,691	8.53 to 8.83	40,526	1.74	(17.37) to (17.30)
December 31, 2001	4,392	10.32 to 10.68	45,649	0.22	(5.38) to (5.47)

Sun Capital Advisers Trust
Sun Capital Money Market Fund ("SCA1")
December 31, 2003	107,943	10.78 to 11.05	1,570,196	0.56	(0.04) to 0.05
December 31, 2002	151,139	10.78 to 11.05	1,656,791	1.12	0.54 to 0.62
December 31, 2001	150,330	10.71 to 10.99	1,638,592	3.21	2.98 to 3.07
Sun Capital Investment Grade Bond Fund ("SCA2")
December 31, 2003	250,179	11.97 to 13.23	3,057,433	5.20	9.01 to 9.65
December 31, 2002	252,822	10.92 to 12.14	2,842,873	5.57	4.63 to 5.24
December 31, 2001	67,309	10.38 to 11.60	739,912	5.98	3.75 to 6.71
Sun Capital Real Estate Fund ("SCA3")
December 31, 2003	93,289	15.75 to 19.76	1,521,942	-	35.16 to 35.95
December 31, 2002	73,335	11.59 to 14.62	891,543	6.36	3.44 to 4.04
December 31, 2001	21,077	11.14 to 14.13	276,034	7.76	11.39 to 12.01

Sun Life of canada (U.S.) Variable Account I

Notes to Financial Statements - continued

(5) Unit Values - continued
			Net Assets
		Unit	Applicable
		Fair Value	to Contract	Investment	Total Return ***
	Units	[lowest to highest]	Holders*	Income Ratio **	[lowest to highest]
Sun Capital Select Equity Fund ("SCA4")
December 31, 2003	55,608	7.24 to 8.83	447,516	0.28	30.21 to 30.98
December 31, 2002	70,649	5.56 to 6.78	459,923	0.19	(27.98) to (27.61)
December 31, 2001	35,742	7.71 to 9.42	327,222	0.74	(11.79) to (16.71)
Sun Capital Blue Chip Mid-Cap Fund ("SCA5")
December 31, 2003	237,573	10.89 to 17.32	2,846,103	-	35.30 to 36.09
December 31, 2002	193,905	8.00 to 12.80	1,754,504	-	(15.41) to (14.91)
December 31, 2001	67,161	9.41 to 15.13	825,789	-	(3.72) to (5.93)
Sun Capital Investors Foundation Fund ("SCA6")
December 31, 2003	45,776	8.55 to 9.18	386,783	0.74	28.45 to 29.20
December 31, 2002	41,906	6.65 to 7.15	281,909	0.57	(25.28) to (24.84)
December 31, 2001	18,094	8.88 to 9.56	166,101	0.46	(8.39) to (11.22)
Sun Capital Davis Venture Value Fund ("SCA7")
December 31, 2003	121,794	9.81	1,194,587	0.66	30.50
December 31, 2002	70,206	7.52	527,790	-	(16.24)
December 31, 2001 [a]	4,374	8.98	39,256	1.29	(10.24)
Sun Capital Davis Financial Fund ("SCA8")
December 31, 2003	16,450	9.97	164,189	0.48	34.42
December 31, 2002	8,718	7.42	64,655	0.21	(18.45)
December 31, 2001 [a]	3,681	9.09	33,473	-	(9.06)
Sun Capital Value Equity Fund ("SCA9")
December 31, 2003	203,736	8.66 to 10.24	1,800,616	0.91	31.98 to 32.76
December 31, 2002	183,140	6.52 to 7.25	1,217,944	1.43	(27.47) to (22.45)
December 31, 2001 [a]	20,381	8.99	183,241	1.06	(10.09)
Sun Capital Value Mid Cap Fund ("SCA ")
December 31, 2003	61,580	11.99 to 12.31	754,854	7.55	31.27 to 32.04
December 31, 2002	40,571	9.13 to 9.32	377,236	0.12	(8.65) to (5.95)
December 31, 2001 [a]	3,015	9.91	29,886	0.19	(0.86)
Sun Capital Value Small Cap Fund ("SCB")
December 31, 2003	201,256	10.32 to 11.42	2,265,709	0.06	40.80 to 41.62
December 31, 2002	149,387	7.33 to 8.07	1,189,036	-	(26.70) to (20.61)
December 31, 2001 [a]	13,936	10.16	141,573	0.05	1.59
Sun Capital Value Managed Fund ("SCC")
December 31, 2003	18,224	9.11 to 10.36	182,730	0.86	28.32 to 29.07
December 31, 2002	13,382	7.06 to 8.07	102,776	1.35	(21.43) to (19.31)
December 31, 2001 [a]	1,740	8.99	15,634	0.88	(10.13)
Sun Capital Neuberger Berman Mid Cap Value Fund ("SCH")
December 31, 2003	43,441	11.67	504,184	0.12	36.35
December 31, 2002	21,341	8.56	182,604	0.22	(9.53)
December 31, 2001 [a]	2,023	9.46	19,134	0.84	(5.42)
Sun Capital Neuberger Berman Mid Cap Growth Fund ("SCI")
December 31, 2003	54,479	7.39	403,015	-	29.08
December 31, 2002	21,525	5.73 to 10.96	123,258	-	(29.26) to 9.57
December 31, 2001 [a]	7,284	8.09	58,956	-	(19.06)
Sun Capital Alger Growth Fund ("SCJ")
December 31, 2003	145,623	10.03 to 10.13	1,471,547	-	33.49 to 34.27
December 31, 2002 [c]	73,980	7.51 to 7.54	558,219	0.13	(24.89) to (24.59)
December 31, 2001	-	-	-	-	-
Sun Capital Alger Income and Growth Fund ("SCK")
December 31, 2003	69,992	10.09 to 10.19	709,248	0.69	29.58 to 30.34
December 31, 2002 [c]	27,454	7.78 to 7.82	214,231	0.45	(22.12) to (21.82)
December 31, 2001	-	-	-	-	-
Sun Capital Alger Small Capitalization Fund ("SCL")
December 31, 2003	27,562	11.03 to 11.14	304,330	-	42.66 to 43.50
December 31, 2002 [c]	14,223	7.73 to 7.77	110,295	-	(22.65) to (22.35)
December 31, 2001	-	-	-	-	-
Sun Capital All Cap Fund ("SCM")
December 31, 2003	24,634	11.51	282,512	1.04	52.3
December 31, 2002 [c]	17,505	7.56	132,292	0.40	(24.43)
December 31, 2001	-	-	-	-	-

INVESCO Variable Investments Funds, Inc.
VIF Dynamics Fund ("IV1")
December 31, 2003	38,780	7.23	280,977	-	37.82
December 31, 2002	28,387	5.25	148,911	-	(31.90)
December 31, 2001 [a]	5,772	7.70	44,460	-	(22.97)
VIF Small Company Growth Fund ("IV2")
December 31, 2003	51,985	7.59	394,856	-	33.43
December 31, 2002	30,392	5.69	172,843	-	(31.11)
December 31, 2001 [a]	5,354	8.26	44,202	-	(17.44)

Sun Life of canada (U.S.) Variable Account I

Notes to Financial Statements - continued

(5) Unit Values - continued
			Net Assets
		Unit	Applicable
		Fair Value	to Contract	Investment	Total Return ***
	Units	[lowest to highest]	Holders*	Income Ratio **	[lowest to highest]
AllianceBernstein Variable Product Series Fund, Inc. [e]
VP Technology Portfolio ("AN2")
December 31, 2003	39,085	6.40	250,545	-	43.79
December 31, 2002	22,628	4.45	100,711	-	(41.81)
December 31, 2001 [a]	9,098	7.65	69,580	-	(23.52)
VP Growth and Income Portfolio ("AN3")
December 31, 2003	137,868	9.27	1,279,150	0.78	32.18
December 31, 2002	87,587	7.01	614,232	0.52	(22.27)
December 31, 2001 [a]	8,044	9.02	72,570	-	(9.79)

Fidelity Variable Insurance Products Fund
Fidelity VIP Index 500 Portfolio ("FL4")
December 31, 2003	619,237	8.77	5,436,616	1.03	28.27
December 31, 2002	357,682	6.84	2,445,800	0.89	(22.32)
December 31, 2001 [a]	131,695	8.8	1,159,303	-	(11.97)
Fidelity VIP Money Market Portfolio ("FL5")
December 31, 2003	869,135	10.45	9,001,425	0.88	0.90
December 31, 2002	772,471	10.36	8,001,083	1.59	1.61
December 31, 2001 [a]	602,506	10.2	6,142,786	1.05	1.95
Fidelity VIP ContrafundTM Portfolio ("FL6")
December 31, 2003	164,605	10.81	1,775,416	0.25	28.35
December 31, 2002	88,676	8.42	746,648	0.41	(9.42)
December 31, 2001 [a]	18,735	9.3	174,157	-	(7.04)
Fidelity VIP Overseas Portfolio ("FL7")
December 31, 2003	172,921	9.24	1,599,589	0.65	43.20
December 31, 2002	165,090	6.45	1,064,835	0.20	(20.34)
December 31, 2001 [a]	7,279	8.10	58,938	-	(19.03)
Fidelity VIP Growth Portfolio ("FL8")
December 31, 2003	85,991	7.81	674,737	0.15	32.78
December 31, 2002	68,738	5.88	404,118	0.08	(30.20)
December 31, 2001 [a]	12,198	8.42	102,742	-	(15.77)

Franklin Templeton Variable Insurance Products Trust
Franklin Templeton Growth Securities Fund ("FTG")
December 31, 2003	12,883	14.05	181,106	1.67	32.13
December 31, 2002 [d]	339	10.63	3,607	-	6.30
December 31, 2001	-	-	-	-	-
Franklin Templeton Foreign Securities Fund ("FTI")
December 31, 2003	87,810	13.87	1,215,035	1.87	32.21
December 31, 2002 [d]	494	10.49	5,182	-	4.90
December 31, 2001	-	-	-	-	-

PIMCO Variable Insurance Trust
PIMCO High Yield Portfolio ("PHY")
December 31, 2003	40,673	13.36	541,772	6.83	22.91
December 31, 2002 [d]	1,189	10.87	12,923	1.44	8.73
December 31, 2001	-	-	-	-	-
PIMCO Emerging Markets Bond Portfolio ("PMB")
December 31, 2003	4,295	15.37	66,100	4.61	31.69
December 31, 2002 [d]	162	11.67	1,890	1.23	16.70
December 31, 2001	-	-	-	-	-
PIMCO Real Return Portfolio ("PRR")
December 31, 2003	70,429	11.01	775,844	1.90	8.85
December 31, 2002 [d]	3,614	10.12	36,570	0.84	1.19
December 31, 2001	-	-	-	-	-
PIMCO Total Return Portfolio ("PTR")
December 31, 2003	122,353	10.77	1,307,443	2.71	5.04
December 31, 2002 [d]	24,233	10.25	248,429	0.83	2.52
December 31, 2001	-	-	-	-	-

Sun Life of canada (U.S.) Variable Account I

Notes to Financial Statements - continued

(5) Unit Values - continued

			Net Assets
		Unit	Applicable
		Fair Value	to Contract	Investment	Total Return ***
	Units	[lowest to highest]	Holders*	Income Ratio **	[lowest to highest]
Scudder VIT Funds
Scudder VIT Small Cap Index Fund ("SSC")
December 31, 2003	30,464	15.50	472,599	0.01	119.48
December 31, 2002 [d]	227	7.06	2,405	0.84	(29.39)
December 31, 2001	-	-	-	-	-

Scudder VIT EAFE Equity Index ["SEE"]
December 31, 2003	12,372	13.83	171,079	0.38	38.27
December 31, 2002 [d]	-	-	-	-	-
December 31, 2001	-	-	-	-	-

* No expense ratio is presented as of December 31, 2002 or 2001 as all charges currently relating to Variable Account I are made directly to contract owner accounts through the redemption of units. An expense ratio represents the annualized contract expenses of the separate account, and includes only those expenses hat result in a direct reduction to unit values.

** These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses that result in the direct reduction in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

*** These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period

[a] The effective date of these investment options in Variable Account I is May 1, 2001.

[b] Sub-Account closed in April 2002, net assets residing in the Sub-Account at that time were transferred to the Aim V.I. Growth Fund ("AIM2").

[c] The effective date of these investment options in the Variable Account I is May 1, 2002.

[d] The effective date of these investment options in Variable Account I is October 1, 2002.

[e] Effective May 1, 2003, Alliance Variable Products Series Fund, Inc. is renamed to AllianceBernstein Variable Product Series Fund, Inc..

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands)

For the years ended December 31,

	2003	2002 Restated	2001 Restated

Revenues
Premiums and annuity considerations	$ 60,518	$ 43,574	$ 41,009
Net investment income	1,208,750	1,185,210	555,054
Net derivative loss	(203,200)	(159,285)	(10,056)
Net realized investment gains (losses)	134,085	(38,966)	14,630
Fee and other income	319,596	390,691	295,064

Total revenues	1,519,749	1,421,224	895,701

Benefits and expenses
Interest credited	783,999	704,690	276,295
Interest expense	120,905	106,043	94,422
Policyowner benefits	201,248	221,162	134,900
Other operating expenses	184,472	237,797	162,556
Amortization of deferred acquisition costs and value of business acquired	98,398	251,513	139,034

Total benefits and expenses	1,389,022	1,521,205	807,207

Income (loss) before income tax expense (benefit) and cumulative effect of change in accounting principles	130,727	(99,981)	88,494

Income tax expense (benefit):
Federal	27,366	(59,449)	20,713
State	823	1,265	(1,313)
Income tax expense (benefit)	28,189	(58,184)	19,400

Net income (loss) before cumulative
effect of change in accounting principles	102,538	(41,797)	69,094

Cumulative effect of change in accounting principles, net of tax benefit (expense) of $4,064 and $(2,799) in 2003 and 2001, respectively	(7,547)	-	5,198

Net income (loss)	$ 94,991	$ (41,797)	$ 74,292

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED BALANCE SHEETS

(in thousands except share data)

December 31,

ASSETS	2003	2002 Restated
Investments
Available-for-sale fixed maturities at fair value (amortized cost of $16,338,241 and $15,954,813 in 2003 and 2002, respectively)	$ 16,858,414	$ 16,423,020
Trading fixed maturities at fair value (amortized cost of $1,434,654 and $1,354,969 in 2003 and 2002, respectively)	1,527,619	1,404,825
Subordinated note from affiliate held-to-maturity (fair value of $699,069 and $616,520 in 2003 and 2002, respectively)	600,000	600,000
Short-term investments	24,662	178,017
Mortgage loans	972,102	948,529
Derivative instruments - receivable	400,037	408,832
Limited partnerships	330,562	481,557
Equity securities	1,452	1,127
Real estate	84,421	79,783
Policy loans	692,887	682,029
Other invested assets	46,996	40,026
Cash and cash equivalents	513,454	725,550
Total investments	22,052,606	21,973,295

Accrued investment income	285,224	256,569
Deferred policy acquisition costs	889,601	795,648
Value of business acquired	22,391	57,692
Goodwill	705,202	705,202
Deferred federal income taxes	-	20,507
Receivable for investments sold	37,049	110,621
Reinsurance receivable from affiliate	1,741,962	-
Other assets	371,474	208,329
Separate account assets	17,521,009	15,718,113

Total assets	$ 43,626,518	$ 39,845,976

LIABILITIES

Contractholder deposit funds and other policy liabilities	$ 18,317,422	$ 17,952,084
Future contract and policy benefits	716,819	717,673
Payable for investments purchased	261,673	365,446
Accrued expenses and taxes	73,111	117,519
Deferred federal income taxes	18,897	-
Long-term debt	40,500	-
Long-term debt payable to affiliates	1,025,000	1,025,000
Partnership capital securities	607,826	607,826
Reinsurance payable to affiliate	1,741,962	-
Derivative instruments - payable	248,272	399,906
Other liabilities	196,401	163,973
Separate account liabilities	17,509,294	15,700,969

Total liabilities	40,757,177	37,050,396

Commitments and contingencies - Note 18

STOCKHOLDER'S EQUITY

Common stock, $1,000 par value - 10,000 shares authorized; 6,437 shares issued and outstanding in 2003 and 2002	$ 6,437	$ 6,437
Additional paid-in capital	2,071,888	2,071,888
Accumulated other comprehensive income	227,681	248,911
Retained earnings	563,335	468,344

Total stockholder's equity	2,869,341	2,795,580

Total liabilities and stockholder's equity	$ 43,626,518	$ 39,845,976

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(in thousands)

For the years ended December 31,

	2003	2002 Restated	2001 Restated

Net income (loss)	$ 94,991	$ (41,797)	$ 74,292
Other comprehensive income
Net change in unrealized holding gains (losses) on
available-for-sale securities, net of tax and policyholder amounts	158,442	208,297	(24,383)
Reclassification adjustments of realized investment (gains) losses into net income (loss)	(179,672)	34,767	(8,319)

Other comprehensive (loss) income	(21,230)	243,064	(32,702)

Comprehensive income	$ 73,761	$ 201,267	$ 41,590

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

(in thousands)

For the years ended December 31,

			Accumulated
		Additional	Other		Total
	Common	Paid-In	Comprehensive	Retained	Stockholder's
	Stock	Capital	Income	Earnings	Equity

Balance at December 31, 2000	$ 6,437	$ 265,411	$ 38,549	$ 450,849	$ 761,246

Acquisition of Keyport Life (note 2)		1,706,477			1,706,477
Net income - Restated				74,292	74,292
Dividends declared - Restated				(15,000)	(15,000)
Other comprehensive loss - Restated			(32,702)		(32,702)
Balance at December 31, 2001 -Restated	$ 6,437	$ 1,971,888	$ 5,847	$ 510,141	$ 2,494,313

Net loss - Restated				(41,797)	(41,797)
Additional paid-in-capital - Restated		100,000			100,000
Other comprehensive income - Restated			243,064		243,064

Balance at December 31, 2002 - Restated	$ 6,437	$ 2,071,888	$ 248,911	$ 468,344	$ 2,795,580

Net income				94,991	94,991
Other comprehensive loss			(21,230)		(21,230)

Balance at December 31, 2003	$ 6,437	$ 2,071,888	$ 227,681	$ 563,335	$ 2,869,341

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

For the years ended December 31,

	2003	2002 Restated	2001 Restated

Cash Flows From Operating Activities:
Net income (loss) from operations	$ 94,991	$ (41,797)	$ 74,292
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Amortization (accretion) of discount and premiums	112,761	58,246	(7,185)
Amortization of DAC and VOBA	98,398	251,513	139,034
Depreciation and amortization	1,730	1,876	1,602
Non cash derivative activity	144,091	231,131	(36,010)
Net realized (gains) losses on investments	(134,085)	38,966	(14,630)
Net unrealized gains on trading investments	(63,573)	(111,740)	(112,802)
Net change in unrealized and undistributed losses in private equity limited partnerships	15,789	17,186	5,413
Interest credited to contractholder deposits	781,834	701,505	283,231
Deferred federal income taxes (benefits)	43,029	(44,316)	104,324
Cumulative effect of change in accounting principles, net of tax	7,547	-	(5,198)
Changes in assets and liabilities:
Deferred acquisition costs	(263,762)	(288,463)	(155,263)
Accrued investment income	(28,655)	(5,038)	1,481
Other assets	(11,709)	(59,560)	(46,425)
Future contract and policy benefits	(854)	25,584	(23,255)
Other, net	138,765	28,055	75,227
Net purchases of trading fixed maturities	(60,321)	(369,794)	(372,352)
Net cash provided by (used in) operating activities	875,976	433,354	(88,516)

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturities	13,004,400	11,137,476	2,905,931
Net cash from sale of subsidiary	1,500	3,331	-
Other invested assets	127,944	152,512	3,131
Mortgage loans	339,735	234,191	112,767
Real estate	14,275	6,036	10,009
Purchases of:
Available-for-sale fixed maturities	(13,414,490)	(12,867,827)
(2,322,734)

Subsidiaries	-	-	(4,965)
Other invested assets	(4,926)	(233,255)	(29,776)
Mortgage loans	(338,627)	(249,867)	(184,787)
Real estate	(16,153)	(3,634)	(16,284)
Changes in other investing activities, net	5,100	(8,109)	1,285
Net change in policy loans	(10,858)	(3,406)	(3,894)
Net change in short-term investments	153,355	(81,713)	8,782

Net cash (used in) provided by investing activities	$ (138,745)	$ (1,914,265)	$ 479,465

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

For the years ended December 31,

	2003	2002 Restated	2001 Restated

Cash Flows From Financing Activities:
Deposits to contractholder deposit funds	$ 2,461,677	$ 3,627,924	$ 2,010,861
Withdrawals from contractholder deposit funds	(3,411,004)	(3,116,836)	(2,366,475)
Issuance of long-term debt	-	460,000	-
Net change in securities lending	-	(1,152,861)	30,900
Dividends paid to stockholder	-	-	(15,000)
Additional capital contributed	-	100,000	-
Net cash used in financing activities	(949,327)	(81,773)	(339,714)

Net change in cash and cash equivalents	(212,096)	(1,562,684)	51,235

Cash and cash equivalents, beginning of year	725,550	2,288,234	390,056

Cash acquired from acquisition through merger of Keyport Life Insurance Company	-	-	1,846,943

Cash and cash equivalents, end of year	$ 513,454	$ 725,550	$ 2,288,234

Supplemental Cash Flow Information
Interest paid	$ 118,302	$ 107,358	$ 94,422

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Sun Life Assurance Company of Canada (U.S.) ("SLUS") was incorporated in 1970 as a life insurance company domiciled in the State of Delaware. On April 3, 2003, SLUS and its affiliate Keyport Life Insurance Company ("Keyport"), filed a Form D (Prior notice of Transaction) with the Division of Insurance Department of Business Regulation of the State of Rhode Island and filed similar documents with the Delaware Department of Insurance. Both filings sought regulatory approval for the merger of Keyport with and into SLUS. On December 31, 2003 at 5:00 p.m., SLUS and Keyport completed the merger. Pursuant to the Merger Agreement, Keyport merged with and into SLUS with SLUS as the surviving company ("the Company"). The Company is licensed and authorized to write all business that was previously written by Keyport and SLUS. The merger has no effect on the existing rights and benefits of policyholders or contractholders from either company. Both Keyport and SLUS were direct wholly-owned subsidiaries of Sun Life of Canada (U.S.) Holdings, Inc. ("SLC U.S. Holdings"), and indirect wholly-owned subsidiaries of Sun Life Financial Inc. ("SLF"), a reporting company under the Securities Exchange Act of 1934.

The following summarizes the results of operations and total assets as of and for the year ended December 31, 2003:
	Keyport	SLUS	Surviving Entity
Total revenues	$ 893,846	$ 625,903	$ 1,519,749
Total expenditures	764,596	624,426	1,389,022
Pretax income	129,250	1,477	130,727

Net income	$ 76,452	$ 18,539	$ 94,991

Total Assets	$ 21,084,746	$ 22,541,772	$ 43,626,518

The merger was accounted for under Statement of Financial Accounting Standards ("SFAS") No. 141, "Business Combinations." Under SFAS No. 141, transfers of net assets and exchanges of shares between entities under common control are recorded at their carrying amounts at the date of transfer. The financial statements of prior periods have been restated to give effect to the merger as of November 1, 2001, the date on which the companies came under common control.

The impact of the merger with Keyport (decreased) increased net income by $(22.6) million and $87.7 million for the years ended December 31, 2002 and 2001, respectively.

As of December 31, 2003, the Company was licensed in 49 states and certain other territories. In addition, the Company's wholly-owned subsidiary, Sun Life Insurance and Annuity Company of New York ("SLNY"), is licensed in New York. The Company and its subsidiaries are engaged in the sale of individual and group variable life insurance, individual fixed and variable annuities, group fixed and variable annuities, group pension contracts, guaranteed investment contracts ("GICs"), group life, group disability and stop loss insurance, and other asset management services.

The Company is a wholly-owned subsidiary of SLC (U.S.) Holdings, which is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada ("SLOC"). SLOC is a life insurance company domiciled in Canada, which reorganized from a mutual life insurance company to a stock life insurance company on March 22, 2000. As a result of the demutualization, a new holding company, SLF, is now the ultimate parent of SLOC and the Company.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

BASIS OF PRESENTATION

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for stockholder-owned life insurance companies.

The consolidated financial statements include the accounts of the Company and its subsidiaries. As of December 31, 2003, the Company owned all of the outstanding shares of SLNY, Sun Benefit Services Company, Inc. ("SBSC"), Sun Capital Advisers, Inc. ("SCA"), Sun Life of Canada (U.S.) SPE 97-1, Inc. ("SPE 97-1), Sun Life of Canada (U.S.) Holdings General Partner LLC ("the General Partner"), Clarendon Insurance Agency, Inc. ("Clarendon"), and Independence Life and Annuity Company ("Independence Life"). The General Partner is the sole general partner in Sun Life of Canada (U.S.) Limited Partnership I ('the Partnership") and as a result, the Partnership is consolidated with the results of the Company.

SLNY is engaged in the sale of individual fixed and variable annuity contracts, variable universal life insurance, and group life, group disability insurance and stop loss contracts in its state of domicile, New York. SBSC became an inactive subsidiary 2002. SCA is a registered investment adviser. SPE 97-1 was organized for the purpose of engaging in activities incidental to securitizing mortgage loans. The General Partner is the sole general partner of the Partnership. The Partnership was established to purchase subordinated debentures issued by the Company's parent, SLC U.S. Holdings, and to issue Partnership capital securities to an affiliated business trust, Sun Life of Canada (U.S.) Capital Trust I, ("Capital Trust I"). Clarendon is a registered broker-dealer that acts as the general distributor of certain annuity and life insurance contracts issued by the Company and its affiliates. Independence Life is a life insurance company that sold variable and whole life insurance products.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates. The most significant estimates are those used in determining the fair value of financial instruments, deferred policy acquisition costs ("DAC"), value of business acquired ("VOBA"), the liabilities for future contract and policyholder benefits and other than temporary impairments of investments. Actual results could differ from those estimates.

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash and cash equivalents, fixed maturity investments, mortgage loans, equity securities, off balance sheet financial instruments, debt, loan commitments and financial guarantees. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents primarily include cash, commercial paper, money market investments and short-term bank participations. All such investments have maturities of three months or less when purchased and are considered cash equivalents for purposes of reporting cash flows.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS

The Company accounts for its investments in accordance with SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities." At the time of purchase, fixed maturity securities are classified based on intent as either held-to-maturity, trading or available-for-sale. In order for the security to be classified as held-to-maturity, the Company must have positive intent and ability to hold the securities to maturity. Securities held-to-maturity are stated at cost adjusted for amortization of premiums and accretion of discounts. Securities that are bought and held principally for the purpose of selling them in the near term are classified as trading. Trading securities are carried at aggregate fair value with changes in unrealized gains or losses reported as a component of net investment income. Securities that do not meet the held-to-maturity or trading criterion are classified as available-for-sale. Available-for-sale securities are carried at fair value with the unrealized gains or losses reported in other comprehensive income.

Fair values for publicly traded securities are obtained from external market quotations. For privately placed fixed maturities, fair values are estimated by taking into account prices for publicly traded securities of similar credit risk, maturities repayment and liquidity characteristics. All security transactions are recorded on a trade date basis.

The Company's accounting policy for impairment requires recognition of an other-than-temporary impairment write-down on a security if it is determined that the Company is unable to recover all amounts due under the contractual obligation of the security. Once an impairment charge has been recorded, the Company continues to review the other-than-temporarily impaired security for additional impairment, if necessary. Other-than-temporary impairments are reported as a component of net realized investment gains (losses).

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses. Mortgage loans acquired at a premium or discount are carried at amortized values net of provisions for estimated losses. Mortgage loans, which include primarily commercial first mortgages, are diversified by property type and geographic area throughout the United States. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the properties' value at the time that the original loan is made.

A loan is recognized as impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. Measurement of impairment is based on the present value of expected future cash flows discounted at the loan's effective interest rate, or at the loan's observable market price. A specific valuation allowance is established if the fair value of the impaired loan is less than the recorded amount. Loans are also charged against the allowance when determined to be uncollectible. The allowance is based on a continuing review of the loan portfolio, past loss experience and current economic conditions, which may affect the borrower's ability to pay. While management believes that it uses the best information available to establish the allowance, future adjustments to the allowance may become necessary if economic conditions differ from the assumptions used in making the evaluation.

Real estate investments are held for the production of income or held-for-sale. Real estate investments held for the production of income are carried at the lower of cost adjusted for accumulated depreciation or fair value. Depreciation of buildings and improvements is calculated using the straight-line method over the estimated useful life of the property, generally 40 to 50 years. Real estate investments held-for-sale are primarily acquired through foreclosure of mortgage loans. The cost of real estate that has been acquired through foreclosure is the estimated fair value less estimated costs to dispose at the time of foreclosure. Real estate investments are diversified by property type and geographic area throughout the United States.

Policy loans are carried at the amount of outstanding principal balance. Policy loans are collateralized by the related insurance policy and do not exceed the excess of the net cash surrender value of such policy.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Investments in private equity limited partnerships are accounted for on either the cost or equity method. The equity method of accounting is used for all partnerships in which the Company has an ownership interest in excess of 3%.

The Company uses derivative financial instruments including swaps and options as a means of hedging exposure to interest rate, currency and equity price risk. Derivatives are carried at fair value and changes in fair value are recorded as a component of derivative income.

Realized gains and losses on the sales of investments are recognized in operations at the date of sale and are determined using the specific cost identification method. When an impairment of a specific investment is determined to be other-than-temporary, a realized investment loss is recorded. Changes in the provision for estimated losses on mortgage loans and real estate are included in net realized investment gains and losses.

Interest income is recorded on the accrual basis. Investments are placed in a non-accrual status when management believes that the borrower's financial condition, after giving consideration to economic and business conditions and collection efforts, is such that collection of principal and interest is doubtful. When an investment is placed in non-accrual status, all interest previously accrued is reversed against current period interest income. Interest accruals are resumed on such investments only when they are brought fully current with respect to principal and interest, have performed on a sustained basis for a reasonable period of time, and when, in the judgment of management, the investments are estimated to be fully collectible as to both principal and interest.

DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting and other costs, which vary with and are primarily related to the production of new business. Acquisition costs related to investment-type contracts, primarily deferred annuity and GICs, and universal and variable life products are deferred and amortized with interest in proportion to the present value of estimated gross profits to be realized over the estimated lives of the contracts. Estimated gross profits are composed of net investment income, net realized investment gains and losses, life and variable annuity fees, surrender charges and direct variable administrative expenses. This amortization is reviewed periodically and adjusted retrospectively when the Company revises the actual profits and its estimate of future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments.

DAC for each product is reviewed to determine if it is recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. Although realization of DAC is not assured, the Company believes it is more likely than not that all of these costs will be realized. The amount of DAC considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced.

DAC is also adjusted for amounts relating to the recognition of unrealized investment gains and losses. This adjustment, net of tax, is included with the change in net unrealized investment gains or losses that is credited or charged directly to accumulated other comprehensive income (loss). DAC adjustments were $(79.2) million and $(39.9) million at December 31, 2003 and 2002, respectively.

VALUE OF BUSINESS ACQUIRED

VOBA represents the actuarially-determined present value of projected future gross profits from policies in force at the date of their acquisition. This amount is amortized in proportion to the projected emergence of profits. Interest is accrued on the unamortized balance at the average interest crediting rate.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

VALUE OF BUSINESS ACQUIRED (CONTINUED)

VOBA is also adjusted for amounts relating to the recognition of unrealized investment gains and losses. This adjustment, net of tax, is included with the change in net unrealized investment gains or losses that is credited or charged directly to accumulated other comprehensive income (loss). VOBA adjustments were $(27.5) million and $(32.9) million at December 31, 2003 and 2002, respectively.

GOODWILL

Goodwill represents the difference between the purchase price paid and the fair value of the net assets acquired in connection with the acquisition of Keyport on October 31, 2001 by SLC (U.S.) Holdings. Goodwill is accounted for in accordance with SFAS No. 142, "Goodwill and Other Intangible Assets." Effective January 1, 2002, goodwill is no longer amortized and is tested for impairment on an annual basis. The Company completed the required impairment tests of goodwill and indefinite-lived intangible assets during the second quarter of 2003 and concluded that these assets are not impaired. The Company used the actuarial appraisal method, with assumptions and discount rates reflective of current market conditions and determined that the fair value of the Company was at least equal to the carrying value. The Company also compared the results of that valuation to a range of values based on historical multiples, and found them to be consistent with the results of the actuarial appraisal method. Goodwill is allocated to the Company's Wealth Management Segment.

OTHER ASSETS

Property, equipment, leasehold improvements and capitalized software costs that are included in other assets are stated at cost, less accumulated depreciation and amortization. Depreciation and amortization are calculated using the straight-line or accelerated method over the estimated useful lives of the related assets, which generally range from 3 to 10 years. Amortization of leasehold improvements is provided using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements. Intangible assets and reinsurance receivables from reinsurance ceded are also included in other assets.

Intangible assets acquired primarily consist of state insurance licenses ($10.1 million) that are not subject to amortization. The remaining $2.0 million of intangible assets relate to product rights that have a weighted-average useful life of 7 years.

POLICY LIABILITIES AND ACCRUALS

Contractholder deposit funds consist of policy values that accrue to the holders of universal life-type contracts and investment-related products such as deferred annuities, single premium whole life policies and GICS. The liabilities consist of deposits received plus interest credited, less accumulated policyholder charges, assessments and withdrawals. The liability is before the deduction of any applicable surrender charges.

Other policy liabilities include liabilities for policy and contract claims. These amounts consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported. The amount reported is based upon historical experience, adjusted for trends and current circumstances. Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses. Revisions of these estimates are included in operations in the year such refinements are made.

Future contract and policy benefits are liabilities for traditional life, health and stop loss products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance and disability insurance products are computed using the net level premium method based on assumptions about future investment yields, mortality, morbidity and persistency. The assumptions used are based upon the Company's experience and industry standards.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

REVENUE AND EXPENSES

Premiums for traditional individual life products are considered revenue when due. Premiums related to group life, stop loss and group disability insurance are recognized as revenue pro-rata over the contract period. The unexpired portion of these premiums is recorded as unearned premiums. Revenue from universal life-type products and investment-related products includes charges for the cost of insurance (mortality), initiation and administration of the policy and surrender charges. Revenue is recognized when the charges are assessed except that any portion of an assessment that relates to services to be provided in future years is deferred and recognized over the period during which the services are provided.

Other than DAC, benefits and expenses related to traditional life, annuity and disability contracts, including group policies, are recognized when incurred in a manner designed to match them with related premium revenue and spread income recognition over expected policy lives. For universal life-type and investment-type contracts, expenses include interest credited to policyholders' accounts and death benefits in excess of account values, which are recognized as incurred.

Fees from investment advisory services are recognized as revenues when the services are provided.

INCOME TAXES

For the 2003 tax year, as in prior years, SLUS will participate in the consolidated federal income tax return with Sun Life of Canada - US Operations Holdings, Inc. ("SLOC U.S. Operations Holdings") and other affiliates. For 2003, Keyport will continue to file a separate consolidated return with its affiliate, Independence Life. Effective for the tax year 2004, the combined entity will participate in the consolidated federal income tax return with SLOC U.S. Operations Holdings. Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by SFAS No. 109, "Accounting for Income Taxes." These differences primarily result from policy reserves, policy acquisition expenses and unrealized gains or losses on investments.

SEPARATE ACCOUNTS

The Company has established separate accounts applicable to various classes of contracts providing for variable benefits. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Contracts for which funds are invested in separate accounts include variable life insurance and individual and group qualified and non-qualified variable annuity contracts. Investment income and changes in mutual fund asset values are allocated to policyholders; and therefore do not affect the operating results of the Company. Assets held in the separate accounts are carried at fair value and the investment risk of such securities is retained by the contractholder. The Company earns separate account fees for providing administrative services and bearing the mortality risks related to these contracts.

RECLASSIFICATIONS

Certain amounts in the prior years' financial statements have been reclassified to conform to the 2003 presentation.

NEW ACCOUNTING PRONOUNCEMENTS

Effective December 31, 2003, the Company adopted the disclosure requirements of Emerging Issues Task Force ("EITF") Issue No. 03-01, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments". Under the consensus, disclosures are required for unrealized losses on fixed maturity and equity securities accounted for under SFAS No. 115, "Accounting for Certain Investment in Debt and Equity Securities," that are classified as either available-for-sale or held-to-maturity.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

NEW ACCOUNTING PRONOUNCEMENTS (CONTINUED)

The disclosure requirements include quantitative information regarding the aggregate amount of unrealized losses and the associated fair value of the investments in an unrealized loss position, segregated into time periods for which the investments have been in an unrealized loss position. The consensus also requires certain qualitative disclosures about the unrealized holdings in order to provide additional information that the Company considered in concluding that the unrealized losses were not other-than-temporary. For further discussion, see disclosures in Note 4.

In June 2003, the Financial Accounting Standards Board ("FASB") issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities." SFAS No. 149 is intended to result in more consistent reporting of contracts as either freestanding derivative instruments subject to SFAS No. 133 in its entirety, or as hybrid instruments with debt host contracts and embedded derivative features. SFAS No. 149 is effective for contracts entered into or modified after June 30, 2003 and hedging relationships designated after June 30, 2003. The adoption of SFAS No. 149 did not have a material effect on the Company's financial position or results of operations.

In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity." SFAS No. 150 requires certain financial instruments that embody obligations of the issuer and have characteristics of both liabilities and equity to be classified as liabilities. SFAS No. 150 was effective July 1, 2003 for the Company. The adoption of SFAS No. 150 did not have a material effect on the Company's financial position or results of operations.

In April 2003, the FASB issued guidance in Statement 133 Implementation Issue No. B36, "Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor of Those Instruments" ("DIG B36"), that addresses the instances in which bifurcation of an instrument into a debt host contract and an embedded derivative is required. The effective date of DIG B36 was October 1, 2003. The adoption of DIG B36 did not have a material effect on the Company's financial position or results of operations.

On March 14, 2003, the American Institute of Certified Public Accountants ("AICPA") issued a proposed Statement of Position ("SOP"), "Accounting by Insurance Enterprises for Deferred Acquisition Costs on Internal Replacements other than those specifically described in FASB Statement No. 97." This proposed SOP provides guidance on accounting by insurance companies for DAC on internal replacements other than those specifically described in FASB Statement No. 97. This proposed SOP is effective for fiscal years beginning after December 15, 2004. The Company is in the process of evaluating the provision of this proposed SOP and its impact to the Company's financial position and results of operations.

In January 2003, the FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities" ("FIN No. 46"). In December 2003, the FASB issued a revised version of FIN 46 ("FIN 46R"), which incorporates a number of modifications and changes made to the original version. FIN 46R replaces the previously issued FIN No. 46 and, subject to certain special provisions, is effective no later than the first reporting period that ends after December 15, 2003 for entities considered to be special-purpose entities and no later than the end of the first reporting period that ends after March 15, 2004 for all other VIE's. Early adoption is permitted. The Company adopted FIN No. 46 and FIN 46R in the fourth quarter of 2003. Implementation of FIN No. 46 and FIN 46R resulted in the consolidation of two variable interest entities ("VIE's") and increased total consolidated assets by $67.8 million at December 31, 2003. As required by FIN No. 46 and FIN 46R, the difference between the carrying amount of the assets and the fair value of the VIE's resulted in a cumulative effect of change in accounting principles, net of tax, of $7.5 million as of the date of adoption.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

NEW ACCOUNTING PRONOUNCEMENTS (CONTINUED)

The Company is not the primary beneficiary in any VIEs other than the two entities that were discussed above. The Company does have a greater than or equal to 21% involvement in 11 VIEs at December 31, 2003. The Company is a creditor in 8 trusts, 2 limited liability companies and one special purpose entity that were used to finance commercial mortgages, franchise receivables, auto receivables and equipment used in utility generation. The Company's maximum exposure to loss related to all of these VIEs is the investments' carrying value, which was $42.1 million at December 31, 2003. The notes mature between June 2004 and December 2035. See Note 4 for additional information with respect to leveraged leases.

In November 2002, the FASB issued Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees Including Indirect Guarantees of Indebtedness of Others" ("FIN No. 45"). FIN No. 45 requires entities to establish liabilities for certain types of guarantees, and expands financial statement disclosures for others. Disclosure requirements under FIN No. 45 are effective for financial statements of annual periods ending after December 15, 2002 and are applicable to all guarantees issued by the guarantor subject to the provisions of FIN No. 45. The initial recognition and measurement provisions of FIN No. 45 are applicable on a prospective basis to guarantees issued or modified after December 31, 2002. Adoption of FIN No. 45 did not have a material impact on the Company.

In July 2002, the AICPA issued Statement of Position 03-1 ("SOP 03-1"), "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts." SOP 03-1 provides guidance on accounting and reporting by insurance enterprises for certain nontraditional long-duration contracts and for separate accounts. SOP 03-1 is effective for financial statements for fiscal years beginning after December 15, 2003. The Company is in the process of evaluating the provisions of SOP 03-1 and its impact on the Company's financial position or results of operations.

In July 2001, the FASB issued SFAS No. 141, "Business Combinations," and SFAS No. 142, "Goodwill and Other Intangible Assets." These statements changed the accounting for business combinations and goodwill in two significant ways. First, SFAS No. 141 requires that the purchase method of accounting be used for all business combinations completed after June 30, 2001. Use of the pooling-of-interests method is prohibited. Second, SFAS No. 142 changed the accounting for goodwill from an amortization method to an impairment-only approach. Thus, amortization of goodwill, including goodwill recorded in past business combinations, ceased upon the Company's adoption of SFAS No. 142, which was January 1, 2002. Adopting SFAS No. 141 and SFAS No. 142 did not have a material impact on the Company.

In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." SFAS No. 133 establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities including fair value hedges and cash flow hedges. All derivatives, whether designated in hedging relationships or not, will be required to be recorded on the balance sheet at fair value. For a derivative that does not qualify as a hedge, changes in fair value are recognized in earnings.

The Company applied SFAS No. 133, as amended by SFAS No. 137 and SFAS No. 138, on January 1, 2001. As a result, the Company recorded as a change in accounting principle in the accompanying consolidated statements of income, a cumulative transition adjustment of $5.2 million, net of tax, that increased earnings relating to embedded derivatives. Prior to the adoption of SFAS No. 133, the Company had been recognizing changes in fair value of derivatives in earnings; however, embedded derivatives in insurance contracts had not been accounted for separately.

2. MERGERS, ACQUISITIONS AND DISPOSITIONS

On April 2, 2003, the Company and its affiliate, Keyport, filed a Form D (Prior Notice of a Transaction) with the Division of Insurance, Department of Business Regulation of Rhode Island. On April 3, 2003, the Company and Keyport filed similar documents with the Delaware Department of Insurance.  Both filings sought regulatory approval for a contemplated merger of Keyport with and into the Company.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

2. MERGERS, ACQUISITIONS AND DISPOSITIONS (CONTINUED)

The Company is, and Keyport was, a direct wholly-owned subsidiary of SLC (U.S.) Holdings and indirect wholly-owned subsidiaries of SLF. The boards of directors of both the Company and Keyport voted to approve the merger at their meetings on April 24, 2003. Regulatory approval from the States of Rhode Island and Delaware was received on June 11, 2003 and July 21, 2003, respectively.  The merger occurred as planned on December 31, 2003, with the Company as the surviving entity. The merger had no effect on the existing rights and benefits of policyholders or contract holders from either company.

On December 31, 2003, Clarendon merged with an affiliate, Keyport Financial Services Corp. ("KFSC"), with Clarendon as the surviving entity.  KFSC was a wholly-owned subsidiary of Keyport.

On November 18, 2003, the Company sold its interest in its' wholly-owned subsidiary, Vision Financial Corporation ("Vision"), for $1.5 million.  A loss of approximately $1.0 million was realized on this transaction.

On April 1, 2003, Sun Life Financial Services Limited ("SLFSL"), a wholly-owned subsidiary of the Company, ceased operations and SLFSL was liquidated during the fourth quarter of 2003.  SLFSL served as marketing administrator for the distribution of offshore products offered by SLOC, an affiliate.

On October 31, 2001, SLC (U.S.) Holdings acquired Keyport and its subsidiaries for approximately $1.7 billion in cash.  As part of the acquisition, Sun Life Financial (U.S.) Holdings, Inc. ("SLF (U.S.) Holdings"), another indirect subsidiary of SLOC, acquired Independent Financial Marketing Group, Inc. ("IFMG").  The acquisition of Keyport and IFMG complemented SLF's product array and distribution capabilities and advanced SLF toward its strategic goal of reaching a top ten position in certain target product markets in North America.

This acquisition was accounted for using the purchase method under SFAS No. 141, "Business Combinations."  Under the purchase method of accounting, the assets acquired and liabilities assumed are recorded at estimated fair value on the date of acquisition.  The following summarizes the estimated fair values of the assets acquired and the liabilities assumed as of November 1, 2001:

Assets:

Fixed-maturity securities

$ 10,609,150

Equity securities

35,313

Mortgage loans

7,216

Policy loans

631,916

Value of business acquired

105,400

Goodwill

714,755

Intangible assets

12,100

Deferred taxes

217,633

Other invested assets

363,586

Cash and cash equivalents

1,846,887

Other assets acquired

465,152

Separate account assets

3,941,527

Total assets acquired

$ 18,950,635

Liabilities:

Policy liabilities

$ 12,052,071

Other liabilities

1,262,045

Separate accounts

3,930,042

Total liabilities assumed

$ 17,244,158

Net assets acquired

$ 1,706,477

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

2. MERGERS, ACQUISITIONS AND DISPOSITIONS (CONTINUED)

In 2002, the Company completed its valuation of certain assets acquired and liabilities assumed.  The revisions decreased goodwill by $9.6 million, increased the deferred tax assets by $54.9 million, increased policy liabilities by $13.0 million, increased other liabilities by $13.7 million and reduced investments and other assets by $12.8 million and $5.8 million, respectively.

On December 18, 2002, the Company sold its interest in its wholly-owned subsidiary, Sun Life of Canada (U.S.) Distributors, Inc. ("SLD") to another affiliate, SLF (U.S.) Holdings, for $10.5 million.  No gain or loss was realized on this transaction.  Effective January 1, 2003, SLD changed its name to MFS/Sun Life Financial Distributors, Inc. ("MFSLF") and thereafter Massachusetts Financial Services Company ("MFS"), an affiliate of the Company, acquired a 50% ownership interest in MFSLF.  Total net income of SLD for the years ended December 31, 2002 and 2001 was $4.9 million and $10.2 million, respectively.

On October 9, 2002, SLNY, a wholly-owned subsidiary of the Company, and Keyport Benefit Life Insurance Company ("KBL"), which was a wholly-owned subsidiary of Keyport, filed an Agreement and Plan of Merger ("Merger Agreement") with the New York State Insurance Department.  On December 31, 2002 at 5:00 p.m., SLNY and KBL completed the merger.  Pursuant to the Merger Agreement, KBL merged with and into SLNY, with SLNY as the surviving entity.  The merger had no effect on the existing rights and benefits of policyholders or contract holders from either company.  Keyport, KBL, the Company, and SLNY are, and at all times relevant to the merger were, indirectly wholly-owned subsidiaries of SLOC.

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES

In 2003, the Company sold a $100 million note from MFS, an affiliate, to another affiliate, Sun Life (Hungary) Group Financing Limited Liability Company ("Sun Life (Hungary) LLC"), for approximately $109.1 million.  The note was included in fixed maturities available-for-sale at December 31, 2002.  The note was sold at a gain of $9.1 million.

The Company and its subsidiaries have management services agreements with SLOC which provide that SLOC will furnish, as requested, certain services and facilities on a cost-reimbursement basis. Expenses under these agreements amounted to approximately $73.3 million in 2003, $64.4 million in 2002, and $42.9 million in 2001.

The Company has an administrative services agreement with Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc., under which the Company provides administrative and investor services with respect to certain open-end management investment companies for which MFS serves as the investment adviser, and which are offered to certain of the Company's separate accounts established in connection with the variable annuity contracts issued by the Company.  Amounts received under this agreement amounted to approximately $21.3 million, $24.0 million and $13.8 million for the years ended December 31, 2003, 2002 and 2001, respectively.

The Company leases office space to SLOC under lease agreements with terms expiring in September 2005 and options to extend the terms for each of twelve successive five year terms at fair market value of the fixed rent for the term, which is ending.  Rent received by the Company under the leases amounted to approximately $11.8 million, $11.7 million, and $8.8 million in 2003, 2002 and 2001, respectively.  Rental income is reported as a component of net investment income.

As more fully described in Note 7, the Company has been involved in several reinsurance transactions with SLOC.

The Company did not make any dividend payments in 2003 or 2002. In 2001, the Company declared and paid dividends in the amount of $15 million to its parent, SLC (U.S.) Holdings.

On September 24, 2002, the Company received a $100 million capital contribution from its parent, SLC (U.S.) Holdings.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

On July 25, 2002, the Company issued a $380 million promissory note at 5.76% and an $80 million promissory note at 5.71%, both maturing June 30, 2012 to an affiliate, Sun Life (Hungary) LTD.  The Company pays interest semi-annually to Sun Life (Hungary) LTD. Total interest paid was $26.5 million and $11.5 million for the years ended December 31, 2003 and 2002, respectively.  The proceeds of the notes were used to purchase fixed rate government and corporate bonds.

Effective January 2002, essentially all United States employees of SLOC became employees of the Company.   As a result, the Company has assumed most of the salaries and benefits previously incurred by SLOC in the United States. In accordance with a management service agreement between the Company and SLOC, the Company provides personnel and certain services to SLOC, as requested.  Reimbursements under this agreement, which are recorded as a reduction of other operating expenses, were approximately $152.2 and $135.1 million for the years ended December 31, 2003 and 2002, respectively.

Management believes inter-company revenues and expenses are calculated on a reasonable basis, however, these amounts may not necessarily be indicative of the costs that would be incurred if the Company operated on a standalone basis.

At December 31, 2003 and 2002, the Company had $565 million of surplus notes issued to Sun Life Financial (U.S.) Finance, Inc., an affiliate of the Company.  The Company expensed $43.3 million for interest on these surplus notes for each of the years ended December 31, 2003, 2002 and 2001, respectively.

During 2003, the Company purchased $80 million in promissory notes from MFS.  These promissory notes are included with fixed maturities available-for-sale in the financial statements.  The interest rates on these notes range from 2.988% to 3.512% and the terms are from 3-5 years.  Interest earned as of December 31, 2003 was $0.6 million.

During 2003, the Company paid $14.6 million in commission fees to MFSLF.

During 2003, 2002 and 2001, the Company paid $64.5 million, $79.4 million and $11.8 million, respectively, in commission fees to IFMG.

The following table lists the details of notes due to affiliates at December 31, 2003 (in 000's):

Type

Principal

Maturity

Rate

Surplus

$ 150,000

12/15/27

6.150%

Surplus

150,000

12/15/15

7.250%

Surplus

7,500

12/15/15

6.125%

Surplus

7,500

12/15/27

6.150%

Promissory

80,000

06/30/12

5.710%

Promissory

380,000

06/30/12

5.760%

Surplus

250,000

11/06/27

8.625%

$1,025,000

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

4. INVESTMENTS

Fixed Maturities

The amortized cost and fair value of fixed maturities was as follows:

December 31, 2003

Gross

Gross

Estimated

Amortized

Unrealized

Unrealized

Fair

Cost

Gains

Losses

Value

Available-for-sale fixed maturities:

 Asset Backed and Mortgage Backed Securities

$ 5,251,364

$ 116,712

$ (71,242)

$ 5,296,834

 Foreign Government & Agency Securities

82,774

13,696

(47)

96,423

 States & Political Subdivisions

1,693

87

-

1,780

 U.S. Treasury & Agency Securities

685,075

13,343

(8,316)

690,102

 Subordinated notes from affiliate

80,000

-

(934)

79,066

Corporate securities:

 Basic Industry

497,699

25,760

(5,877)

517,582

 Capital Goods

600,303

45,999

(1,477)

644,825

 Communications

1,214,136

54,673

(7,378)

1,261,431

 Consumer Cyclical

1,156,471

66,259

(3,973)

1,218,757

 Consumer Noncyclical

551,144

39,761

(719)

590,186

 Energy

568,786

33,235

(2,573)

599,448

 Finance

2,896,392

120,219

(15,662)

3,000,949

 Industrial Other

414,828

15,723

(2,768)

427,783

 Technology

79,775

3,235

-

83,010

 Transportation

579,351

29,589

(15,540)

593,400

 Utilities

1,678,450

90,491

(12,103)

1,756,838

Total Corporate

10,237,335

524,944

(68,070)

10,694,209

Total available-for-sale fixed maturities

$ 16,338,241

$ 668,782

$ (148,609)

$ 16,858,414

Trading fixed maturities:

 Asset Backed and Mortgage Backed Securities

$ 96,189

$ 5,773

$ (227)

$ 101,735

 Foreign Government & Agency Securities

5,227

893

(14)

6,106

Corporate securities:

 Basic Industry

67,321

7,696

(7)

75,010

 Capital Goods

83,797

8,634

-

92,431

 Communications

170,219

15,478

(222)

185,475

 Consumer Cyclical

167,633

14,226

(609)

181,250

 Consumer Noncyclical

40,623

1,065

(419)

41,269

 Energy

80,957

6,478

(276)

87,159

 Finance

323,412

27,219

(455)

350,176

 Industrial Other

57,925

5,918

(62)

63,781

 Technology

3,804

310

-

4,114

 Transportation

76,614

6,112

(7,505)

75,221

 Utilities

260,933

14,873

(11,914)

263,892

Total Corporate

1,333,238

108,009

(21,469)

1,419,778

Total trading fixed maturities

$ 1,434,654

$ 114,675

$ (21,710)

$ 1,527,619

Held-to-maturity fixed maturities:

Sun Life of Canada (U.S.) Holdings, Inc.,

8.526% subordinated debt, due 2027

$ 600,000

$ 99,069

$ -

$ 699,069

Total held-to-maturity fixed maturities

$ 600,000

$ 99,069

$ -

$ 699,069

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

4. INVESTMENTS (CONTINUED)

December 31, 2002 -Restated

Gross

Gross

Estimated

Amortized

Unrealized

Unrealized

Fair

Cost

Gains

Losses

Value

Available-for-sale fixed maturities:

 Asset Backed and Mortgage Backed Securities

$ 5,515,743

$ 172,928

$ (83,406)

$ 5,605,265

 Foreign Government & Agency Securities

113,149

14,574

(8)

127,715

 States & Political Subdivisions

2,149

111

-

2,260

 U.S. Treasury & Agency Securities

901,574

26,667

(1,237)

927,004

Corporate securities:

 Basic Industry

415,226

27,157

(1,234)

441,149

 Capital Goods

466,926

36,641

(1,614)

501,953

 Communications

872,633

47,640

(13,601)

906,672

 Consumer Cyclical

855,133

48,655

(5,013)

898,775

 Consumer Noncyclical

541,147

36,729

(6,467)

571,409

 Energy

607,540

35,836

(13,810)

629,566

 Finance

3,250,631

135,735

(26,680)

3,359,686

 Industrial Other

206,187

16,459

(337)

222,309

 Technology

71,076

2,089

(702)

72,463

 Transportation

640,459

31,882

(39,044)

633,297

 Utilities

1,495,240

75,145

(46,888)

1,523,497

Total Corporate

9,422,198

493,968

(155,390)

9,760,776

Total available-for-sale fixed maturities

$ 15,954,813

$ 708,248

$ (240,041)

$ 16,423,020

Trading fixed maturities:

 Asset Backed and Mortgage Backed Securities

$ 87,470

$ 8,017

$ -

$ 95,487

 Foreign Government & Agency Securities

4,568

1,012

-

5,580

 U.S. Treasury & Agency Securities

23,491

423

-

23,914

Corporate securities:

 Basic Industry

59,201

6,283

(297)

65,187

 Capital Goods

56,432

5,255

(1,600)

60,087

 Communications

120,120

10,688

(620)

130,188

 Consumer Cyclical

146,174

12,244

(207)

158,211

 Consumer Noncyclical

25,106

675

(2,951)

22,830

 Energy

90,471

7,428

(3,405)

94,494

 Finance

351,478

27,364

(688)

378,154

 Industrial Other

64,185

5,606

(119)

69,672

 Technology

3,805

-

(155)

3,650

 Transportation

80,555

6,481

(10,711)

76,325

 Utilities

241,913

10,081

(30,948)

221,046

Total Corporate

1,239,440

92,105

(51,701)

1,279,844

Total trading fixed maturities

$ 1,354,969

$ 101,557

$ (51,701)

$ 1,404,825

Held-to-maturity fixed maturities:

Sun Life of Canada (U.S.) Holdings, Inc.,

8.526% subordinated debt, due 2027

$ 600,000

$ 16,520

$ -

$ 616,520

Total held-to-maturity fixed maturities

$ 600,000

$ 16,520

$ -

$ 616,520

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

4. INVESTMENTS (CONTINUED)

The amortized cost and estimated fair value by maturity periods for fixed maturity investments are shown below.  Actual maturities may differ from contractual maturities on asset-backed securities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers.

December 31, 2003

 Amortized
Cost

 Estimated
Fair Value

Maturities of available-for-sale fixed securities:

Due in one year or less

$ 601,359

$ 610,303

Due after one year through five years

3,840,803

4,001,500

Due after five years through ten years

4,158,360

4,353,913

Due after ten years

2,486,355

2,595,864

Subtotal - Maturities available-for-sale

11,086,877

11,561,580

Asset-backed securities

5,251,364

5,296,834

Total Available-for-sale

$ 16,338,241

$ 16,858,414

Maturities of trading fixed securities:

Due in one year or less

$ 18,998

$ 19,220

Due after one year through five years

534,603

569,548

Due after five years through ten years

503,320

535,579

Due after ten years

281,544

301,538

Subtotal - Maturities of trading

1,338,465

1,425,885

Asset-backed securities

96,189

101,734

Total Trading

$ 1,434,654

$ 1,527,619

Maturities of held-to-maturity fixed securities:

Due after ten years

$ 600,000

$ 699,069

Gross gains of $196.4 million, $163.4 million and $28.2 million and gross losses of $44.9 million, $134.9 million and $16.6 were realized on the voluntary sale of fixed maturities for the years ended December 31, 2003, 2002 and 2001, respectively.

Fixed maturities with an amortized cost of approximately $18.6 million and $18.6 million at December 31, 2003 and 2002, respectively, were on deposit with federal and state governmental authorities as required by law.

At December 31, 2003, the Company has unfunded commitments of approximately $126.2 million with respect to the funding of limited partnerships.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

4. INVESTMENTS (CONTINUED)

As of December 31, 2003 and 2002, 93.7% and 95.1%, respectively, of the Company's fixed maturities were investment grade.  Investment grade securities are those that are rated "BBB" or better by nationally recognized rating agencies.  During 2003, 2002 and 2001, the Company incurred realized losses totaling $58.1 million, $94.4 million and $5.5 million, respectively, for other-than-temporary impairment of value of some of its fixed maturities after determining that not all of the unrealized losses were temporary in nature.

During 2003, 2002 and 2001, $6.6 million, $1.6 million and $9.7 million, respectively, of the losses recorded in prior years were recovered through dispositions and are included in realized gains.  The Company has stopped accruing income on several of its holdings for issuers that are in default.  The termination of accrual accounting on these holdings reduced income by $10.1 million, $2.5 million and $0.4 million during 2003, 2002 and 2001, respectively.

The following table provides the fair value and gross unrealized losses of the Company's investments, which were deemed to be temporarily impaired, aggregated by investment category and length of time that individual securities have been in an unrealized loss position, at December 31, 2003:

Less Than Twelve Months

Twelve Months Or More

Total

Corporate Securities

 Fair
Value

Gross Unrealized Losses

Fair Value

Gross Unrealized Losses

 Fair
Value

Gross Unrealized Losses

Basic Industry

$ 82,585

$ (5,877)

$ -

$ -

$ 82,585

$ (5,877)

Capital Goods

43,154

(1,283)

8,887

(194)

52,041

(1,477)

Communications

242,224

(6,548)

16,271

(830)

258,495

(7,378)

Consumer Cyclical

131,401

(2,725)

13,538

(1,248)

144,939

(3,973)

Consumer Noncyclical

59,880

(634)

4,775

(85)

64,655

(719)

Energy

66,595

(2,256)

7,746

(317)

74,341

(2,573)

Finance

386,695

(11,054)

209,576

(4,608)

596,271

(15,662)

Industrial Other

103,548

(1,880)

49,210

(888)

152,758

(2,768)

Transportation

83,546

(4,451)

84,352

(11,089)

167,898

(15,540)

Utilities

360,785

(10,218)

33,224

(1,885)

394,009

(12,103)

Total Corporate

1,560,413

(46,926)

427,579

(21,144)

1,987,992

(68,070)

Non-Corporate

Asset Backed and Mortgage Backed Securities

1,121,105

(25,516)

287,666

(45,726)

1,408,771

(71,242)

Foreign Government & Agency Securities

3,850

(47)

-

-

3,850

(47)

U.S. Treasury & Agency Securities

222,365

(8,105)

9,735

(211)

232,100

(8,316)

Subordinated note from affiliate

79,066

(934)

-

-

79,066

(934)

Total Non-Corporate

1,426,386

(34,602)

297,401

(45,937)

1,723,787

(80,539)

Grand Total

$2,986,799

$ (81,528)

$ 724,980

$ (67,081)

$3,711,779

$ (148,609)

The Company has a comprehensive process in place to identify potential problem securities that could have an impairment that is other-than-temporary. At the end of each quarter, all securities with a market value below 80% of amortized cost for more than six months are reviewed.  An analysis is undertaken to determine whether this decline in market value is other-than-temporary. The Company's process focuses on issuer operating performance and overall industry and market conditions.  Any deterioration in operating performance is assessed relative to the impact on financial ratios including leverage and coverage measures specific to an industry and relative to any investment covenants.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

4. INVESTMENTS (CONTINUED)

The Company's analysis also assesses each issuer's ability to service its debts in a timely fashion, the length of time the security has been trading below 80% of amortized cost, rating agency actions, and any other key developments. The Company has a Credit Committee that includes members from the Investment, Finance and Actuarial functions.  The committee meets and reviews the results of the Company's impairment analysis on a quarterly basis.

The following table provides the number of securities with gross unrealized losses, which were deemed to be temporarily impaired, at December 31, 2003 (not in thousands):

Number of Securities Less Than Twelve Months

Number of Securities Twelve Months Or More

Total Number of Securities

Corporate Securities

Basic Industry

22

-

22

Capital Goods

10

4

14

Communications

58

3

61

Consumer Cyclical

21

4

25

Consumer Noncyclical

23

1

24

Energy

20

1

21

Finance

84

31

115

Industrial Other

13

3

16

Transportation

28

36

64

Utilities

72

11

83

Total Corporate

351

94

445

Non-Corporate

Asset Backed and Mortgage Backed Securities

279

100

379

Foreign Government & Agency Securities

7

-

7

U.S. Treasury & Agency Securities

19

3

22

Subordinated note from affiliate

1

-

1

Total Non-Corporate

306

103

409

Grand Total

657

197

854

Mortgage Loans and Real Estate

The Company invests in commercial first mortgage loans and real estate throughout the United States.  Investments are diversified by property type and geographic area.  Mortgage loans are collateralized by the related properties and generally are no more than 75% of the properties' value at the time that the original loan is made. Real estate investments classified as held-for-sale have been obtained primarily through foreclosure.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

4. INVESTMENTS (CONTINUED)

MORTGAGE LOANS AND REAL ESTATE

The carrying value of mortgage loans and real estate investments, net of applicable reserves and accumulated depreciation, was as follows:

December 31,

2003

2002 -Restated

Total mortgage loans

$ 972,102

$ 948,529

Real estate:

Held-for-sale

628

-

Held for production of income

83,793

79,783

Total real estate

$ 84,421

$ 79,783

Real estate held for the production of income primarily consists of the Company's office park located in Wellesley Hills, Massachusetts. Accumulated depreciation on real estate was $16.3 million and $17.9 million at December 31, 2003 and 2002, respectively.

The Company monitors the condition of the mortgage loans in its portfolio.  In those cases where mortgages have been restructured, values are impaired or values are impaired but mortgages are performing, appropriate allowances for losses have been made.  The Company has restructured mortgage loans, impaired mortgage loans and impaired but performing mortgage loans totaling $19.5 million and $9.0 million at December 31, 2003 and 2002, respectively, against which there are allowances for losses of $6.4 million and $7.1 million, respectively.  The investment valuation allowances were as follows:

Balance at

Balance at

January 1,

Additions

Subtractions

December 31,

2003

Mortgage loans

$ 7,098

$ 200

$ (933)

$ 6,365

2002 - Restated

Mortgage loans

$ 7,140

$ 484

$ (526)

$ 7,098

Mortgage loans and real estate investments comprise the following property types and geographic regions at December 31:

2003

 2002
Restated

Property Type:

Office building

$ 428,312

$ 389,125

Residential

27,427

35,467

Retail

356,080

358,939

Industrial/warehouse

181,195

219,467

Other

69,874

32,412

Valuation allowances

(6,365)

(7,098)

Total

$ 1,056,523

$ 1,028,312

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

4.   INVESTMENTS (CONTINUED)

2003

 2002
Restated

Geographic region:

Arizona

$ 32,083

$ 20,433

California

77,832

81,351

Colorado

15,015

7,324

Connecticut

34,177

26,418

Delaware

13,025

15,266

Florida

86,922

39,958

Georgia

39,681

68,686

Indiana

17,962

15,131

Kentucky

7,224

17,555

Louisiana

23,578

18,652

Maryland

42,934

19,318

Massachusetts

135,722

123,436

Michigan

21,614

41,537

Minnesota

6,539

8,578

Missouri

11,250

5,676

Nevada

6,980

4,581

New Jersey

21,482

16,333

New York

121,069

119,251

North Carolina

30,362

36,318

Ohio

46,478

50,884

Oregon

5,225

5,415

Pennsylvania

85,474

116,826

Tennessee

19,388

12,414

Texas

34,342

24,698

Utah

20,921

18,561

Virginia

17,466

25,593

Washington

59,441

60,844

All other

28,702

34,373

Valuation allowances

(6,365)

(7,098)

Total

$ 1,056,523

$ 1,028,312

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

4. INVESTMENTS (CONTINUED)

At December 31, 2003, scheduled mortgage loan maturities were as follows:

2003

$ 26,169

2004

40,226

2005

18,320

2006

93,852

2007

53,604

Thereafter

739,931

Total

$ 972,102

Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced.

The Company has made commitments of mortgage loans on real estate and other loans into the future. The outstanding commitments for these mortgages amounted to $126.8 million and $92.2 million at December 31, 2003 and 2002, respectively.

During 2003 and 2002, the Company sold commercial mortgage loans in securitization transactions. The Company did not sell any commercial mortgage loans in securitization transactions during 2001.  The mortgages were sold to qualified special purpose entities that were established for the purpose of purchasing the assets and issuing trust certificates.  In these transactions, the Company retained investment tranches as well as servicing rights, which are considered available for sale securities.  The securitizations are structured so that investors have no recourse to the Company's other assets for failure of debtors to pay when due.  The value of the Company's retained interest is subject to credit and interest rate risk on the transferred financial assets.  The Company recognized pretax gains of $24.6 million and $4.5 million for its 2003 and 2002 securitization transactions, respectively.

Key economic assumptions used in measuring the retained interest at the date of securitization resulting from securitizations completed during the year ended December 31, 2003 were as follows:

Class C

Class D

Class E

Prepayment speed

0

0

0

Weighted average life in years

14.123

14.63

14.84

Expected credit losses

0

0

0

Residual cash flows discount rate

5.65

5.77

5.92

Treasury rate interpolated for average life

4.37

4.39

4.40

Spread over treasuries

1.28%

1.38%

1.52%

Duration in years

20.46

20.55

20.66

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

4. INVESTMENTS (CONTINUED)

Key economic assumptions and the sensitivity of the current fair value of cash flows in those assumptions were as follows:

Commercial Mortgages

Class C

Class D

Class E

Amortized cost of retained

Interests

$ 10,640

$ 2,399

$ 2,437

Fair value of retained interests

12,049

2,717

2,761

Weighted average life in years

20.55

20.55

20.66

Expected Credit Losses

Fair value of retained interest as a result of a .20% of adverse change

12,038

2,713

2,757

Fair value of retained interest as a result of a .30% of adverse change

12,030

2,711

2,754

Residual Cash flows Discount Rate

Fair value of retained interest as a result of a 10% of adverse change

11,563

2,605

2,648

Fair value of retained interest as a result of a 20% of adverse change

11,102

2,499

2,540

The outstanding principal amount of the securitized commercial mortgage loans was $435.3 million at December 31, 2003, none of which were 60 days or more past due.  There were no net credit losses incurred relating to the securitized commercial mortgage loans at the dates of securitization and at December 31, 2003.

Key economic assumptions used in measuring the retained interests at the dates of securitizations completed during the year ended December 31, 2002 were as follows:

Class AA

Class A

Class BBB

Prepayment speed

0

0

0

Weighted average life in years

6.532

6.843

8.417

Expected credit losses

0

0

0

Residual cash flows discount rate

6.06%

6.51%

7.56%

Treasury rate interpolated for average life

4.57%

4.60%

4.68%

Spread over treasuries

1.49%

1.91%

2.88%

Duration in years

5.22

5.263

6.013

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

4. INVESTMENTS (CONTINUED)

Key economic assumptions and the sensitivity of the current fair value of cash flows in those assumptions at December 31, 2002 were as follows:

Commercial Mortgages

Class AA

Class A

Class BBB

Amortized cost of retained

Interests

$ 2,702

$ 1,291

$ 1,841

Fair value of retained interests

3,009

1,437

2,044

Weighted average life in years

5.49

5.78

7.31

Expected Credit Losses

Fair value of retained interest as a result of a .20% of adverse change

2,892

1,415

1,955

Fair value of retained interest as a result of a .30% of adverse change

2,891

1,414

1,846

Residual Cash flows Discount Rate

Fair value of retained interest as a result of a 10% of adverse change

2,838

1,389

1,973

Fair value of retained interest as a result of a 20% of adverse change

2,783

1,362

1,932

The outstanding principal amount of the securitized commercial mortgage loans was $270.0 million at December 31, 2003, none of which were 60 days or more past due.  There were no net credit losses incurred relating to the securitized commercial mortgage loans at the date of securitization and at December 31, 2003.

Securities Lending

The Company has a securities lending program operated on its behalf by the Company's two primary custodians, JP Morgan Chase and Citibank, N.A., both located in New York. The custodians have indemnified the Company against losses arising from these programs. At December 31, 2003, the Company had securities out on loan of approximately $80.0 million.  There were no securities on loan at December 31, 2002.  The income resulting from these programs was $1.4 million, $1.7 million, and $0.1 million for the years ended December 31, 2003, 2002 and 2001, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

4. INVESTMENTS (CONTINUED)

Leveraged Leases

The Company is a lessor in a leverage lease agreement entered into on October 21, 1994, under which equipment having an estimated economic life of 25-40 years was originally leased for a term of 9.78 years.  During 2001, the lease term was extended until 2010.  The Company's equity investment in this VIE represented 22.9% of the purchase price of the equipment. The balance of the purchase price was furnished by third-party long-term debt financing, collateralized by the equipment, and is non-recourse to the Company. At the end of the lease term, the master lessee may exercise a fixed price purchase option to purchase the equipment.  Leveraged leases are included as a part of other invested assets.  The Company's net investment in leveraged leases is composed of the following elements:

Year ended December 31,

2003

2002

Lease contract receivable

$ 44,149

$ 56,760

Less: non-recourse debt

(10,874)

(23,485)

Net Receivable

33,275

33,275

Estimated value of leased assets

21,420

21,420

Less: unearned and deferred income

(14,790)

(17,323)

Investment in leveraged leases

39,905

37,372

Less: fees

(162)

(187)

Net investment in leveraged leases

$ 39,743

$ 37,185

Derivatives

The Company uses derivative financial instruments for risk management purposes to hedge against specific interest rate risk, to alter investment rate exposures arising from mismatches between assets and liabilities, and to minimize the Company's exposure to fluctuations in interest rates, foreign currency exchange rates and general market conditions. The Company does not hold or issue any derivative instruments for trading purposes.

As a component of its investment strategy and to reduce its exposure to interest rate risk, the Company utilizes interest rate swap agreements.  Interest rate swap agreements are agreements to exchange with a counterparty interest rate payments of differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal) to hedge against interest rate changes. No cash is exchanged at the outset of the contract and no principal payments are made by either party.  A single net payment is usually made by one counter-party at each interest payment date. The net payment is recorded as a component of derivative income (loss). Because the underlying principal is not exchanged, the Company's maximum exposure to counterparty credit risk is the difference in payments exchanged.   The fair value of swap agreements are included with derivative instruments (positive position) or other liabilities (negative position) in the accompanying balance sheet.

The Company utilizes put options on the S&P 500 Index to hedge against stock market exposure inherent in the mortality and expense risk charges and guaranteed minimum death benefit features of the Company's variable annuities.  The Company also purchases call options on the S&P 500 Index to economically hedge its obligation under certain fixed annuity contracts.  Options are carried at fair value and are included with other invested assets in the accompanying balance sheet.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

4. INVESTMENTS (CONTINUED)

The Company issues annuity contracts and GICS that contain a derivative instrument that is "embedded" in the contract.  Upon issuing the contract, the embedded derivative is separated from the host contract (annuity contract or GIC contract) and is carried at fair value.

From the second quarter in 2000 until the second quarter in 2002, the Company marketed GICS to unrelated third parties.  Each deal is highly-individualized but typically involves the issuance of foreign currency denominated contracts backed by cross currency swaps or equity-linked cross currency swaps.  The combination of these swaps with interest rate swaps allows the Company to lock in U.S. dollar fixed rate payments for the life of the contract.

The Company does not employ hedge accounting.  The Company believes that its derivatives provide economic hedges and the cost of formally documenting hedge effectiveness in accordance with the provisions of SFAS No.133, "Accounting for Derivative Instruments," is not justified.  As a result, all changes in the fair value of derivatives are recorded in the current period operations as a component of derivative income.

Net derivative income (loss) consisted of the following:

Year Ended December 31

2003

 2002
Restated

 2001
Restated

Net expense on swap agreements

$ (87,721)

$ (74,699)

$ (23,493)

Change in fair value of swap agreements (interest rate,currency, and equity)

197,506

(159,093)

5,869

Change in fair value of options, futures and embedded derivatives

(312,985)

74,507

7,568

Total derivative losses

$ (203,200)

$ (159,285)

$ (10,056)

The Company is required to pledge and receive collateral for open derivative contracts.  The amount of collateral required is determined by agreed upon thresholds with the counter-parties.  The Company currently pledges cash and U.S. Treasury bonds to satisfy this collateral requirement.  At December 31, 2003 and 2002, $59.5 million and $114.8 million, respectively, of fixed maturities were pledged as collateral and are included with fixed maturities.

The Company's underlying notional or principal amounts associated with open derivatives positions were as follows:

 Outstanding at
December 31, 2003

Notional

Fair Value

Principal

Asset (Liability)

Amounts

Interest rate swaps

$

5,892,626

$ (229,925)

Currency swaps

805,211

238,212

Equity swaps

1,544,152

20,265

S&P 500 index call options

1,668,813

57,573

S&P 500 index put options

1,313,855

65,640

Total

$

11,224,657

$ 151,765

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

4. INVESTMENTS (CONTINUED)

 Outstanding at
December 31, 2002 -Restated

Notional Principal Amounts

 Fair Value
Asset (Liability)

Interest rate swaps

$

4,481,776

$ (387,773)

Currency swaps

761,424

97,398

Equity swaps

1,396,116

61,374

S&P 500 index call options

976,759

24,753

S&P 500 index put options

1,153,168

213,174

Total

$

8,769,243

$ 8,926

5. NET REALIZED INVESTMENT GAINS AND LOSSES

Net realized investment gains (losses) consisted of the following for the years ended December 31:

2003

 2002
Restated

 2001
Restated

Fixed maturities

$ 159,474

$ 38,814

$ 21,891

Equity securities

(1,465)

2,378

-

Mortgage and other loans

25,528

4,648

(2,557)

Real estate

3,862

514

1,150

Short term investments

-

2

196

Other invested assets

4,800

8,815

-

Other than temporary declines

(58,114)

(94,137)

(6,050)

Total

$ 134,085

$ (38,966)

$ 14,630

6. NET INVESTMENT INCOME

Net investment income consisted of the following for the years ended December 31:

2003

 2002
Restated

 2001
Restated

Fixed maturities

$ 1,114,949

$ 1,080,965

$ 476,990

Equity securities

-

484

796

Mortgage and other loans

76,259

75,024

73,160

Real estate

6,952

7,855

5,961

Policy loans

43,335

39,269

8,719

Other

(20,364)

(4,848)

(3,563)

Gross investment income

1,221,131

1,198,749

562,063

Less: Investment expenses

12,381

13,539

7,009

Net investment income

$ 1,208,750

$ 1,185,210

$ 555,054

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

7.  FAIR VALUE OF FINANCIAL INSTRUMENTS

SFAS No. 107, "Disclosure about Fair Value of Financial Instruments," excludes certain insurance liabilities and other non-financial instruments from its disclosure requirements.  The fair value amounts presented herein do not include the expected interest margin (interest earnings over interest credited) to be earned in the future on investment-type products or other intangible items.  Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value to the Company.  Likewise, care should be exercised in deriving conclusions about the Company's business or financial condition based on the fair value information presented herein.

The following table presents the carrying amounts and estimated fair values of the Company's financial instruments:

December 31, 2003

December 31, 2002 -Restated

Carrying

Estimated

Carrying

Estimated

Amount

Fair Value

Amount

Fair Value

Financial assets:

Cash and cash equivalents

$ 513,454

$ 513,454

$ 725,550

$ 725,550

Fixed maturities

18,986,033

19,085,102

18,427,845

18,444,365

Equity Securities

1,452

1,452

1,127

1,127

Short-term investments

24,662

24,662

178,017

178,017

Mortgages

972,102

1,059,145

948,529

1,083,530

Derivatives instruments - receivables

400,037

400,037

408,832

408,832

Policy loans

692,887

692,887

682,029

682,029

Separate accounts

17,521,009

17,521,009

15,718,113

15,718,113

Financial liabilities:

Policy Liabilities

18,317,422

15,325,216

17,952,084

17,763,772

Derivative instruments - payables

248,272

248,272

399,906

399,906

Long-term debt

40,500

32,953

-

-

Long-term debt to affiliates

1,025,000

1,123,194

1,025,000

1,068,647

Partnership Capital Securities

607,826

699,069

607,826

616,520

Separate accounts

17,509,294

17,509,294

15,700,969

15,700,969

The following methods and assumptions were used by the Company in determining the estimated fair value of its financial instruments:

Cash and cash equivalents: The fair values of cash and cash equivalents are estimated to be cost plus accrued interest.

Fixed maturities, short term investments, and equity securities: The fair values of short-term bonds are estimated to be amortized cost.  The fair values of publicly traded fixed maturities are based upon market prices or dealer quotes.  For privately placed fixed maturities, fair values are estimated by taking into account prices for publicly traded securities of similar credit risk, maturity, repayment and liquidity characteristics.  The fair value of equity securities are based on quoted market prices.

Mortgage loans: The fair values of mortgage and other loans are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Derivatives:  Fair value of swaps are based on current settlement values.  The current settlement values are based on dealer quotes and market prices.  Fair values for options and futures are based on dealer quotes and market prices.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

7. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

Policy loans: Policy loans are stated at unpaid principal balances, which approximate fair value.

Separate accounts, assets and liabilities: The estimated fair value of assets held in separate accounts is based on quoted market prices.  The fair value of liabilities related to separate accounts is the amount payable on demand, which excludes surrender charges.

Policy liabilities: The fair values of the Company's general account insurance reserves and contractholder deposits under investment-type contracts (insurance, annuity and pension contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for all contracts being valued. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated market value.

The fair values of other deposits with future maturity dates are estimated using discounted cash flows.

Long term debt: The fair value of notes payable and other borrowings are estimated using discounted cash flow analyses based upon the Company's current incremental borrowing rates for similar types of borrowings.

8. REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders.  The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement.  To minimize its exposure to significant losses from reinsurer insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk.  A brief discussion of the Company's reinsurance agreements by segment (see Note 14) follows.

Wealth Management Segment

While the Wealth Management Segment currently does not offer traditional life insurance products, it manages a closed block of single premium whole life insurance policies ("SPWL"), a retirement-oriented tax-advantaged life insurance product.  The Company discontinued sales of SPWL's in response to certain tax law changes in the 1980s.  The Company had SPWL policyholder balances of $1.7 billion as of December 31, 2003.  On December 31, 2003, this entire block of business was reinsured on a funds withheld basis with SLOC, an affiliated company.

The Company, through its affiliate SLNY, has an agreement with an unrelated company whereby the unrelated company reimburses SLNY for benefits, expenses and interest credits for Focus V and Galaxy V fixed annuities issued in 2000 if the asset pool backing the liability is insufficient.

Individual Protection Segment

The Company has agreements with SLOC and several unrelated companies, which provide for reinsurance of portions of the net-amount-at-risk under certain individual variable universal life, bank owned life insurance ("BOLI"), and corporate owned life insurance ("COLI") policies. These amounts are reinsured on either a monthly renewable or a yearly renewable term basis.

The Company also acts as the reinsurer of risk under the lapse protection benefit under certain universal life contracts issued by SLOC.  One hundred percent of such risk is retroceded to Sun Life Financial Insurance and Annuity Company (Bermuda) Ltd.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

8. REINSURANCE (CONTINUED)

Group Protection Segment

The Company, through its affiliate SLNY, has an agreement with SLOC whereby SLOC reinsures the mortality risks of SLNY's group life insurance contracts. Under this agreement, certain death benefits are reinsured on a yearly renewable term basis.  The agreement provides that SLOC will reinsure mortality risks in excess of $50,000 per claim for group life contracts ceded by SLNY.  The block was closed for new business effective December 31, 2003.

The Company, through its affiliate SLNY, has an agreement with SLOC whereby SLOC reinsures morbidity risks of a block of SLNY's group long-term disability contracts.  The block is closed for new business. The Company, through its affiliate SLNY, has an agreement with an unrelated company whereby the unrelated company reinsures the morbidity risks of SLNY's group stop loss contracts.  Under this agreement, certain stop loss benefits are reinsured on a yearly renewable term basis. The agreement provides that the unrelated company will reinsure specific claims for amounts above $1,000,000 per claim for stop loss contracts ceded by SLNY.

The Company, through its affiliate SLNY, has an agreement with an unrelated company whereby the unrelated company reinsures the morbidity risks of SLNY's group long-term disability contracts.  Under this agreement, certain long-term disability benefits are reinsured on a yearly renewable term basis.   The agreement provides that the unrelated company will reinsure amounts in excess of $4,000 per claim per month for long-term disability contracts ceded by SLNY.

The effects of reinsurance were as follows:

For the Years Ended December 31,

2003

2002 - Restated

2001 - Restated

Insurance premiums:

Direct

$ 65,479

$ 49,190

$ 43,980

Assumed

-

-

-

Ceded

4,961

5,616

2,971

Net premiums

$ 60,518

$ 43,574

$ 41,009

 Insurance and other individual policy benefits and
Claims:

Direct

$ 207,979

$ 225,287

$ 139,963

Assumed

-

-

-

Ceded

6,731

4,125

5,063

Net policy benefits and claims

$ 201,248

$ 221,162

$ 134,900

The Company is contingently liable for the portion of the policies reinsured under each of its existing reinsurance agreements in the event the reinsurance companies are unable to pay their portion of any reinsured claim. Management believes that any liability from this contingency is unlikely.  However, to limit the possibility of such losses, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

9.  RETIREMENT PLANS

Through December 31, 2001, the Company was a participant in a non-contributory defined benefit pension plans for employees sponsored by SLOC.  Consistent with the transfer of all employees to the Company on January 1, 2002, the plans sponsorship for the employee retirement plan and the agent pension plan was transferred to the Company.  Expenses are allocated to participating companies based on a manner consistent with the allocation of employee compensation expenses.  The Company's funding policies for the pension plans are to contribute amounts which at least satisfy the minimum amount required by the Employee Retirement Income Security Act of 1974 ("ERISA"); currently the plans are fully-funded.  Most pension plan assets consist of separate accounts of SLOC or other insurance company contracts.

The Company uses a measurement date of September 30 for its pension and other post retirement benefit plans.

The following table sets forth the change in the pension plans' projected benefit obligations and assets, as well as the plans' funded status at December 31:

2003

2002

Change in projected benefit obligation:

Projected benefit obligation at beginning of year

$ 159,650

$ 149,595

Service cost

8,954

8,436

Interest cost

10,494

10,673

Actuarial loss (gain)

16,876

(8,075)

Benefits paid

(5,333)

(4,925)

Plan amendments

-

3,946

Acquisitions

1,048

-

Projected benefit obligation at end of year

$ 191,689

$ 159,650

Change in fair value of plan assets:

Fair value of plan assets at beginning of year

$ 179,470

$ 212,965

Other

(888)

(888)

Actual return on plan assets

32,059

(27,682)

Benefits paid

(5,333)

(4,925)

Acquisitions

429

-

Fair value of plan assets at end of year

$ 205,737

$ 179,470

Information on the funded status of the plan:

Funded status

$ 14,048

$ 19,820

Unrecognized net actuarial loss

34,480

38,632

Unrecognized transition obligation

(16,494)

(19,545)

Unrecognized prior service cost

8,276

9,132

4rth quarter contribution

(1,050)

-

Prepaid benefit cost

$ 39,260

$ 48,039

The accumulated benefit obligation at the end of 2003 and 2002 was $169.0 million and $140.0 million, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

9.  RETIREMENT PLANS (CONTINUED)

The funded status of the employee retirement plan was as follows:

2003

2002

Plan assets

$ 171,978

$ 150,331

Projected benefit obligations

(183,227)

(150,885)

Funded status

$ (11,249)

$ (554)

Accumulated benefit obligation

$ 160,227

$ 131,199

The following table sets forth the components of the net periodic pension cost for the year ended December 31:

2003

2002

Components of net periodic benefit cost:

Service cost

$ 8,954

$ 8,437

Interest cost

10,494

10,674

Expected return on plan assets

(14,358)

(18,395)

Amortization of transition obligation asset

(3,051)

(3,051)

Amortization of prior service cost

855

216

Recognized net actuarial loss (gain)

4,215

120

Net periodic benefit cost

$ 7,109

$ (1,999)

The Company's share of net periodic benefit cost

$ 5,522

$ 3,834

The Company's share of the net periodic benefit costs for the year ended December 31, 2001 was $1.0 million.

Assumptions

Weighted average assumptions used to determine benefit obligations were as follows:

Pension Benefits

2003

2002

Discount rate

6.1%

6.75%

Rate of compensation increase

4.0%

4.0%

The assumed weighted average discount rate was 7.00% for the year ended December 31, 2001. The expected return on plan assets was 8.75% and the assumed rate of compensation increase was 4.5% for 2001.

Weighted average assumptions used to determine net benefit cost were as follows:

Pension Benefits

2003

2002

Discount rate

6.75%

7.0%

Expected long term return on plan assets

8.75%

8.75%

Rate of compensation increase

4.0%

4.5%

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

9. RETIREMENT PLANS (CONTINUED)

Assumptions (continued)

The Company relies on historical market returns from Ibbotson Associates (1926-2002) to determine its overall long term rate of return on asset assumption.  Applying Ibbotson's annualized market returns of 12% stock, 5.8% bonds and 3.8% cash to the Company's target allocation results in an expected return consistent with the one used by the Company for purposes of determining the benefit obligation.

Plan Assets

The asset allocation for the Company's pension plan assets for 2003 and 2002 measurement, and the target allocation for 2004, by asset category, are as follows:

Target Allocation

Percentage of Plan Assets

Asset Category

2004

2003

2002

Equity Securities

30%-60%

55%

50%

Debt Securities

10%-40%

26%

34%

Commercial Mortgages

10%-25%

15%

15%

Other

5%

4%

1%

Total

-

100%

100%

The target allocations were established to reflect the Company's investment risk posture and to achieve the desired level of return commensurate with the needs of the fund.  The target ranges are based upon a three to five year time horizon and may be changed as circumstances warrant.

The portfolio of investments should, over a period of time, earn a gross annualized rate of return that:

  exceeds the assumed actuarial rate;

  exceeds the return of customized index created by combining benchmark returns in appropriate weightings based on an average asset mix of funds; and

  generates a real rate of return of at least 3% after inflation (CPI), and sufficient income or liquidity to pay retirement benefits on a timely basis.

Equity securities include SLF common stock in the amount of $3.0 million and $2.4 million for 2003 and 2002, respectively.

Cash Flow

Due to the over funded status of the defined benefit plan, the Company will not be making contributions to the plan in 2004.

401(k) Savings Plan

The Company sponsors and participates in a 401(k) savings plan for which substantially all employees of at least age 21 are eligible to participate at date of hire. Under the plan, the Company matches, up to specified amounts, the employees' contributions to the plan.

The amount of the 2003 employer contributions under plan sponsorship for the Company and its affiliates was $4.4 million.  Amounts are allocated to affiliates based on employees' contributions.  The Company's portion of the expense was $885,000, $956,000 and $462,000 for the years ended December 31, 2003, 2002 and 2001, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

9. RETIREMENT PLANS (CONTINUED)

Other Post-Retirement Benefit Plans

Through December 31, 2001, the Company was a participant in a post-retirement benefit pension plan for employees sponsored by SLOC providing certain health, dental and life insurance benefits ("post-retirement benefits") for retired employees and dependents.  Consistent with the transfer of all employees to the Company on January 1, 2002, the plan's sponsorship was transferred to the Company.  Expenses are allocated to participating companies based on the number of participants.  Substantially all employees of the participating companies may become eligible for these benefits if they reach normal retirement age while working for the Company, or retire early upon satisfying an alternate age plus service condition.  Life insurance benefits are generally set at a fixed amount.

The following table sets forth the change in other post-retirement benefit plans' obligations and assets, as well as the plans' funded status at December 31, (in 000's):

Change in benefit obligation:

2003

2002

Benefit obligation at beginning of year

$ 35,981

$ 45,515

Service cost

872

1,195

Interest cost

2,369

2,488

Actuarial (gain)

14,330

(7,586)

Benefits paid

(2,368)

(2,202)

Plan Amendments

-

(3,429)

Acquisitions

94

-

Benefit obligation at end of year

$ 51,278

$ 35,981

Change in fair value of plan assets:

Fair value of plan assets at beginning of year

$ -

$ -

Employer contributions

2,368

2,202

Benefits paid

(2,368)

(2,202)

Fair value of plan assets at end of year

$ -

$ -

Information on the funded status of the plan:

Funded Status

$ (51,278)

$ (35,981)

Unrecognized net actuarial loss

25,523

12,477

4TH quarter contribution

639

-

Unrecognized prior service cost

(2,898)

(3,138)

Accrued benefit cost

$ (28,014)

$ (26,642)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

9. RETIREMENT PLANS (CONTINUED)

The following table sets forth the components of the net periodic post-retirement benefit costs for the year ended December 31 (in 000's):

2003

2002

Components of net periodic benefit cost

Service cost

$ 872

$ 1,195

Interest cost

2,369

2,488

Amortization of prior service cost

(241)

(241)

Recognized net actuarial loss

832

933

Net periodic benefit cost

$ 3,832

$ 4,375

The Company's share of net periodic benefit cost

$ 2,917

$ 380

Assumptions

Weighted average assumptions used to determine benefit obligations were as follows:

Other Benefits

2003

2002

Discount Rate

6.1%

6.75%

Rate of Compensation increase

4.0%

4.0%

Weighted average assumptions used to determine net cost for year-end December 31, 2003 and December 31, 2002 were as follows:

Other Benefits

2003

2002

Discount rate

6.75%

7.0%

Rate of compensation increase

4.0%

4.5%

In order to measure the post-retirement benefit obligation for 2003, the Company assumed a 11% annual rate of increase in the per capita cost of covered health care benefits.  In addition, medical cost inflation is assumed to be 10% in 2004 and assumed to decrease gradually to 5.5% for 2009 and remain at that level thereafter.  Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans.  A one-percentage point change in assumed health care cost trend rates would have the following effect:

1- Percentage-Point

1- Percentage-Point

Increase

Decrease

Effect on Post retirement benefit obligation

$6,205

($5,487)

Effect on total of service and interest cost

515

(413)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

10. FEDERAL INCOME TAXES

SLUS will continue to file a consolidated federal income tax return with SLOC U.S. Operations Holdings for the year ended December 31, 2003.  Keyport will file a return with its subsidiary, Independence Life, for the year ended December 31, 2003.  (See Note 1 for an explanation of merger).  In 2004 and periods thereafter, the Company will file as part of SLOC U.S. Operations Holding's consolidated return.  A summary of the components of federal income tax expense (benefit) in the consolidated statements of income for the years ended December 31 is as follows:

Restated

2003

2002

2001

Federal income tax expense (benefit):

Current

$

(29,240)

$

(80,155)

$

(83,679)

Deferred

56,606

20,706

107,190

Total

$

27,366

$

(59,449)

$

23,511

Federal income taxes attributable to the consolidated operations are different from the amounts determined by multiplying income before federal income taxes by the expected federal income tax rate of 35%. The Company's effective rate differed from the federal income tax rate as follows:

Restated

2003

2002

2001

Expected federal income tax expense (benefit)

$

44,251

$

(34,994)

$

33,398

Low income housing credit

(6,026)

(6,138)

(6,138)

Non-taxable investment income

-

(1,622)

(195)

Additional tax benefit

(12,118)

(16,700)

(4,200)

Other

1,259

5

646

Federal income tax expense (benefit)

$

27,366

$

(59,449)

$

23,511

The deferred income tax asset (liability) represents the tax effects of temporary differences between the carrying amounts of assets and liabilities used for financial reporting purposes and the amounts used for income tax purposes. The components of the Company's deferred tax assets and (liabilities) as of December 31 were as follows:

Restated

2003

2002

Deferred tax assets:

Actuarial liabilities

$ 283,479

$ 88,032

Net operating loss

51,355

46,431

Other

(1,912)

53,755

Total deferred tax assets

332,922

188,218

Deferred tax liabilities:

Deferred policy acquisition costs

(107,075)

(50,880)

Investments, net

(244,744)

(116,831)

Total deferred tax liabilities

(351,819)

(167,711)

Net deferred tax (liability) asset

$ (18,897)

$ 20,507

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

10. FEDERAL INCOME TAXES (CONTINUED)

The Company makes payments under certain tax sharing agreements as if it were filing as a separate company. The Company received income tax refunds of $17.1 million in 2003, SLUS received refunds of $14.9 million in 2002 and Keyport made income tax payments of $9.9 million in 2002.  Additionally, the Company made income tax payments of $10.9 million in 2001.  At December 31, 2003, the Company had $146.7 million of net operating loss carry forwards available.  These amounts were incurred in 2001, 2002 and 2003 and will expire, if unused, beginning in 2016 and ending in 2018.

The Company's federal income tax returns are routinely audited by the Internal Revenue Service ("IRS"), and provisions are made in the consolidated financial statements in anticipation of the results of these audits.  SLUS and Keyport are currently under audit by the IRS for the years 1998 through 2000 and 1999 through October 31, 2001, respectively.  In the Company's opinion, adequate tax liabilities have been established for all years and any adjustments that might be required for the years under audit will not have a material effect on the Company's financial statements. However, the amounts of these tax liabilities could be revised in the future if estimates of the Company's ultimate liability are revised.

11.  LIABILITY FOR UNPAID CLAIMS AND CLAIMS ADJUSTMENT EXPENSES

Activity in the liability for unpaid claims and claims adjustment expenses related to the Company's group life, group disability and stop loss products is summarized below:

2003

2002 - Restated

Balance at January 1

$ 24,294

$ 23,615

Less reinsurance recoverable

(6,621)

(6,078)

Net balance at January 1

17,673

17,537

Incurred related to:

Current year

15,538

12,062

Prior years

(160)

(1,946)

Total incurred

15,378

10,116

Paid losses related to:

Current year

(5,867)

(6,660)

Prior years

(4,257)

(3,320)

Total paid

(10,124)

(9,980)

Balance at December 31

32,410

24,294

Less reinsurance recoverable

(9,483)

(6,621)

Net balance at December 31

$ 22,927

$ 17,673

The Company regularly updates its estimates of liabilities for unpaid claims and claims adjustment expenses as new information becomes available and further events occur which may impact the resolution of unsettled claims for its group disability lines of business. Changes in prior estimates are recorded in results of operations in the year such changes are determined to be needed.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

12. DEFERRED POLICY ACQUISITION COSTS (DAC)

The changes in DAC for the years ended December 31 were as follows:

2003

 2002
Restated

Balance at January 1

$ 795,648

$ 794,015

Acquisition costs deferred

263,762

288,463

Amortized to expense during the year

(90,608)

(246,973)

Adjustment for unrealized investment gains (losses) during the year

(79,201)

(39,858)

Balance at December 31

$ 889,601

$ 795,648

13. VALUE OF BUSINESS ACQUIRED (VOBA)

The changes in VOBA for the years ended December 31 were as follows:

2003

2002 - Restated

Balance at January 1

$ 57,692

$ 95,155

Amortized to expense during the year

(7,790)

(4,540)

Adjustment for unrealized investment gains (losses) during the year

(27,511)

(32,923)

Balance at December 31

$ 22,391

$ 57,692

14. SEGMENT INFORMATION

The Company offers financial products and services such as fixed and variable annuities, GICS, retirement plan services, and life insurance on an individual and group basis, as well as disability insurance on a group basis. Within these areas, the Company conducts business principally in three operating segments and maintains a Corporate Segment to provide for the capital needs of the three operating segments and to engage in other financing related activities.  Net investment income is allocated based on segmented assets by line of business.

Management evaluates the results of the operating segments on an after-tax basis.  The Company does not depend on one or a few customers, brokers or agents for a significant portion of its operations.

The Wealth Management Segment markets and administers individual and group variable annuity products, individual and group fixed annuity products and other retirement benefit products.  These contracts may contain any of a number of features including variable or fixed interest rates and equity index options and may be denominated in foreign currencies.  The Company uses derivative instruments to manage the risks inherent in the contract options.

The Individual Protection Segment markets and administers a variety of life insurance products sold to individuals and corporate owners of life insurance. The products include whole life, universal life and variable life products.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

14. SEGMENT INFORMATION (CONTINUED)

The Group Protection Segment markets and administers group life, long-term disability and stop loss insurance to small and mid-size employers in the State of New York.

The Corporate Segment includes the unallocated capital of the Company, its debt financing, and items not otherwise attributable to the other segments.

The following amounts pertain to the various business segments. Prior years segmented results have been restated to include the results of the Company's investment advisor subsidiary, SCA, with the Wealth Management Segment instead of the Corporate Segment:

Year ended December 31, 2003

Wealth

Individual

Group

Management

Protection

Protection

Corporate

Totals

Total Revenues

$ 1,409,642

$ 49,357

$ 26,609

$ 34,141

$ 1,519,749

Total Expenditures

1,247,670

53,848

25,712

61,792

1,389,022

Pretax Income (Loss)

161,972

(4,491)

897

(27,651)

130,727

Net Income (Loss)

106,655

(2,331)

608

(9,941)

94,991

Total Assets

$ 39,766,404

$ 2,973,014

$ 46,535

$ 840,565

$ 43,626,518

Year ended December 31, 2002 (Restated)

Total Revenues

$ 1,273,384

$ 62,030

$ 20,181

$ 65,629

$ 1,421,224

Total Expenditures

1,406,024

61,445

15,630

38,106

1,521,205

Pretax Income (Loss)

(132,640)

585

4,551

27,523

(99,981)

Net Income (Loss)

(84,004)

464

3,195

38,548

(41,797)

Total Assets

$ 36,551,209

$ 2,705,917

$ 34,946

$ 553,904

$ 39,845,976

Year ended December 31, 2001 (Restated)

Total Revenues

$ 765,387

$ 32,345

$ 19,407

$ 78,562

$ 895,701

Total Expenditures

661,257

28,383

15,930

101,637

807,207

Pretax Income (Loss)

104,130

3,962

3,477

(23,075)

88,494

Net Income (Loss)

81,081

3,443

2,641

(12,873)

74,292

Total Assets

$ 39,323,297

$ 1,677,937

$ 37,728

$ 313,801

$ 41,352,763

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

15.  REGULATORY FINANCIAL INFORMATION

The Company and its insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on a statutory accounting basis prescribed or permitted by such authorities.  Statutory surplus differs from stockholder's equity reported in accordance with GAAP primarily because policy acquisition costs are expensed when incurred, policy liabilities are based on different assumptions, investments are valued differently, post-retirement benefit costs are based on different assumptions, and deferred income taxes are calculated differently.  The Company's statutory financials are not prepared on a consolidated basis.

At December 31, the Company's combined statutory surplus and net income (loss) were as follows (in 000's):

Unaudited for the Years ended December 31,

2003

 2002
Restated

 2001
Restated

Statutory surplus and capital

$        1,654,147

$        1,335,391

$ 1,509,987

Statutory net income (loss)

226,136

(286,911)

(284,761)

16. DIVIDEND RESTRICTIONS

The Company's and its insurance company subsidiaries' ability to pay dividends are subject to certain statutory restrictions. Delaware, New York, and Rhode Island have enacted laws governing the payment of dividends to stockholders by domestic insurers.

Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that a domestic insurer may pay in any twelve-month period without prior approval of the Delaware Commissioner of Insurance is limited to the greater of (i) 10% of its statutory surplus as of the preceding December 31, or (ii) the individual company's statutory net gain from operations for the preceding calendar year.  Any dividends to be paid by an insurer from a source other than statutory surplus, whether or not in excess of the aforementioned threshold, would also require the prior approval of the Delaware Commissioner of Insurance.  On March 19, 2004, the Company's Board of Directors approved $50.0 million of dividends to its parent, SLC (U.S.) Holdings.  The Company did not pay any dividends in 2003 or 2002 and paid $15.0 million of dividends to its parent, SLC (U.S.) Holdings, during 2001.

New York law permits a domestic stock life insurance company to distribute a dividend to its shareholders without prior notice to the New York Superintendent of Insurance, where the aggregate amount of such dividend in any calendar year does not exceed the lesser of:  (i) ten percent of its surplus to policyholders as of the immediately preceding calendar year; or (ii) its net gain from operations for the immediately preceding calendar year, not including realized capital gains.  No dividends were paid by SLNY during 2003, 2002 or 2001.

Rhode Island law requires prior regulatory approval for any dividend where the amount of such dividend paid during the preceding twelve (12) month period would exceed the lesser of (i) 10% of the insurance company's surplus as of the December 31 next preceding, or (ii) its net gain from operations, not including realized capital gains, for the immediately preceding calendar year, excluding pro rata distributions of any class of the insurance company's own securities.  No dividends were paid by Independence Life during 2003, 2002 or 2001

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2003 and 2001

17. COMPONENTS OF ACCUMULATED OTHER COMPREHENSIVE INCOME

The components of accumulated other comprehensive income as of December 31 were as follows (in thousands):

2003

2002

Unrealized gains (losses) on available-for-sale securities

$ 520,173

$ 468,207

DAC amortization

(132,323)

(53,123)

VOBA amortization

(54,766)

(27,255)

Tax effect

(105,403)

(138,918)

Accumulated Other Comprehensive Income

$ 227,681

$ 248,911

18. COMMITMENTS AND CONTINGENCIES

Regulatory and Industry Developments

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision.  This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments.  Part of the assessments paid by the Company pursuant to these laws may be partially recovered through a reduction in future premium taxes in some states.

The Company's variable annuity contracts and variable life insurance policies are subject to various levels of regulation under federal securities laws administered by the Securities and Exchange Commission (the "SEC") and under certain state securities laws.  On or about October 30, 2003, the Company received a request from the SEC for information regarding its policies, practices and procedures with respect to subaccount "market timing," its policies, practices and procedures with respect to receiving and processing exchange orders from contract owners, and its oversight of such activities in the Company's separate accounts.  The Company responded to this request and an additional related request.  On March 4, 2004, the Boston District Office of the SEC notified the Company that it intended to commence an examination of the Company and certain of its affiliates pursuant to Section 31(b) of the Investment Company Act of 1940 and the Securities Exchange Act of 1934 relating to these and certain other subjects.  The Company is cooperating in the examination.

In addition, the SEC and other regulators have conducted or are conducting investigations and examinations of certain of the Company's affiliates relating to various issues, including market timing and late trading of mutual funds and variable insurance products, directed brokerage, revenue-sharing and other arrangements with distributors.

Litigation

The Company is not aware of any contingent liabilities arising from litigation, income taxes and other matters that could have a material effect upon the financial condition, results of operations or cash flows of the Company.

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as engagement letters with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements and service agreements.  The Company has also agreed to indemnify its directors and certain of its officers and employees in accordance with the Company's by-laws.  Due to the nature of these indemnification agreements, it is not possible to estimate the Company's potential liability.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2003 and 2001

18. COMMITMENTS AND CONTINGENCIES (CONTINUED)

Lease Commitments

The Company leases various facilities and equipment under operating leases with terms of up to 25 years. As of December 31, 2003, minimum future lease payments under such leases were as follows:

2004

$ 6,206

2005

5,797

2006

5,695

2007

4,403

2008

1,052

Thereafter

-

Total

$ 23,153

Total rental expense for the years ended December 31, 2003, 2002 and 2001 was $23.6 million, $13.8 million and $6.9 million, respectively.

The Company has two noncancelable sublease agreements that expire on December 31, 2007 and March 31, 2008.  As of December 31, 2003, the minimum future lease payments under the two sublease agreements were as follows:

2004

$ 224

2005

224

2006

224

2007

224

2008

56

Thereafter

-

Total

$ 952

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholder of Sun Life Assurance Company of Canada (U.S.)

Wellesley Hills, Massachusetts

We have audited the consolidated balance sheets of Sun Life Assurance Company of Canada (U.S.) and subsidiaries (the "Company") as of December 31, 2003 and 2002, and the related consolidated statements of income, comprehensive income, stockholder's equity, and cash flows for each of the two years in the period ended December 31, 2003.  Our audits also included the financial statement schedules listed in the Index at Item 15.  These financial statements and financial statement schedules are the responsibility of the Company's management.  Our responsibility is to express an opinion on the financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Sun Life Assurance Company of Canada (U.S.) and subsidiaries as of December 31, 2003 and 2002, and the results of their operations and their cash flows for each of the two years in the period ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.  Also, in our opinion, such financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

We previously audited and reported on the consolidated statements of income, comprehensive income, stockholder's equity, and cash flows of Sun Life Assurance Company of Canada (U.S.) and subsidiaries for the year ended December 31, 2001, prior to the restatement for the 2003 merger of Sun Life Assurance Company of Canada (U.S.) and Keyport Life Insurance Company, which was accounted for at historical cost as required by Statement of Financial Accounting Standards No. 141 "Business Combinations"  for transfers of assets among affiliates (the "2003 Merger").  The contribution of Sun Life Assurance Company of Canada (U.S.) to revenues and net income represented $631.3 million and $(12.7) million of the respective restated totals. Separate financial statements of Keyport Life Insurance Company included in the 2001 restated consolidated statements of income, comprehensive income, stockholder's equity, and cash flows were audited and reported on separately by other auditors. We also audited the combination of the accompanying consolidated statements of income, comprehensive income, stockholder's equity, and cash flows for the year ended December 31, 2001, after restatement for the 2003 Merger; in our opinion, such consolidated statements have been properly combined on the basis described in Note 1 of the notes to consolidated financial statements.

As discussed in Note 1 to the consolidated financial statements, effective January 1, 2001, the Company adopted the provisions of Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities".  As discussed in Note 1 to the consolidated financial statements, effective January 1, 2002, the Company adopted the provisions of Statement of Financial Accounting Standards No. 142 "Goodwill and Other Intangible Assets".   As discussed in Note 1 to the consolidated financial statements, effective October 1, 2003, the Company adopted the provisions of FASB Interpretation No. 46, "Consolidation of Variable Interest Entities, an Interpretation of Accounting Research Bulletin No. 51."

Deloitte & Touche LLP

Boston, Massachusetts

March 29, 2004

PART C

ITEM 26.  EXHIBITS

A. Resolution of the Board of Directors of Sun Life Assurance Company of Canada (U.S.), dated October 29, 1998, authorizing the establishment of Sun Life of Canada (U.S.) Variable Account I (Incorporated herein by reference to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-68601, filed with the Securities and Exchange Commission on December 9, 1998.)

 Record of Action, dated December 1, 1998, authorizing the establishment of Sun Life of Canada (U.S.) Variable Account I (Incorporated herein by reference to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-68601, filed with the Securities and Exchange Commission on December 9, 1998.)

 Record of Action, dated March 30, 1999, relating to the establishment of Sun Life of Canada (U.S.) Variable Account I (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-68601, filed with the Securities and Exchange Commission on April 27, 1999.)

B. Form of Marketing Coordination Agreement between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-59662, field with the Securities and Exchange Commission on April 26, 2002.)

C. Principal Underwriting Agreement (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-94359, filed with the Securities and Exchange Commission on March 31, 2000.)

D. (1)  Form of Flexible Premium Combination Fixed and Variable Life Insurance Policy (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-68601, filed with the Securities and Exchange Commission on February 26, 2001.)

(2)  Form of Accelerated Death Benefit Rider (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-68601, filed with the Securities and Exchange Commission on April 27, 1999.)

(3)  Form of Accidental Death Benefit Rider (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-68601, filed with the Securities and Exchange Commission on April 27, 1999.)

(4)  Form of Payment of Stipulated Premium Rider (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-68601, filed with the Securities and Exchange Commission on April 27, 1999.)

(5)  Form of Waiver of Cost of Insurance Rider (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-68601, filed with the Securities and Exchange Commission on February 12, 2001.)

(6)  Form of Supplemental Insurance Rider (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-68601, filed with the Securities and Exchange Commission on February 12, 2001.)

E. Form of Application for Flexible Premium Combination Fixed and Variable Life Insurance Policy (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-68601, filed with the Securities and Exchange Commission on February 26, 2001.)

F. (1)  Certificate of Incorporation of Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, File No. 333-37907, filed with the Securities and Exchange Commission on October 14, 1997.)

(2)  Bylaws of Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, File No. 333-37907, filed with the Securities and Exchange Commission on October 14, 1997.)

G. Form of Reinsurance Contract.  (Incorporated herein by reference to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-100829, filed with the Securities and Exchange Commission on October 30, 2002.)

H.           (1)(a)  Participation Agreement by and among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., Sun Life Assurance Company of Canada (U.S.), and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 29, 1999.)

(1)(b)  Amendment No. 1 to Participation Agreement by and among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., Sun Life Assurance Company of Canada (U.S.), and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 29, 1999.)

(1)(c)  Amendment No. 2 to Participation Agreement by and among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., Sun Life Assurance Company of Canada (U.S.), and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 29, 1999.)

(1)(d)  Amendment No. 6 to Participation Agreement by and among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., Sun Life Assurance Company of Canada (U.S.), and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-94359, filed with the Securities and Exchange Commission on April 26, 2002.)

(1)(e)  Amendment No. 8 to Participation Agreement by and among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., Sun Life Assurance Company of Canada (U.S.), and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-65048, filed with the Securities and Exchange Commission on October 1, 2002.)

(2)(a)  Participation Agreement by and among Sun Capital Advisers Trust, Sun Capital Advisers, Inc. and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 29, 1999.)

(2)(b)  Amendment No. 1 to Participation Agreement by and among Sun Capital Advisers Trust, Sun Capital Advisers, Inc., and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 29, 1999.)

(2)(c)  Amendment No. 2 to Participation Agreement by and among Sun Life Assurance Company of Canada (U.S.), Sun Capital Advisers Trust, and Sun Capital Advisers, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-94359, filed with the Securities and Exchange Commission on April 26, 2002.)

(3)(a)  Participation Agreement by and among Sun Life Assurance Company of Canada (U.S.), Variable Insurance Products Fund and Fidelity Distributors Corporation (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-94359, filed with the Securities and Exchange Commission on April 26, 2002.)

(3)(b)  Amendment No. 1 to Participation Agreement by and among Sun Life Assurance Company of Canada (U.S.), Variable Insurance Products Fund and Fidelity Distributors Corporation (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-94359, filed with the Securities and Exchange Commission on April 26, 2002.)

(3)(c)  Amendment No. 2 to Participation Agreement by and among Sun Life Assurance Company of Canada (U.S.), Variable Insurance Products Fund and Fidelity Distributors Corporation (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-94359, filed with the Securities and Exchange Commission on April 26, 2002.)

(3)(d)  Amendment No. 4 to Participation Agreement by and among Sun Life Assurance Company of Canada (U.S.), Variable Insurance Products Fund and Fidelity Distributors Corporation. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-65048, filed with the Securities and Exchange Commission on October 1, 2002.)

(4)(a) Participation Agreement by and among Sun Life Assurance Company of Canada (U.S.), Clarendon Insurance Agency, Inc., Alliance Capital Management L.P. and Alliance Fund Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-94359, filed with the Securities and Exchange Commission on April 26, 2002.)

(4)(b)  Amendment No. 3 to Participation Agreement by and among Sun Life Assurance Company of Canada (U.S.), Alliance Capital Management L.P. and Alliance Fund Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-65048, filed with the Securities and Exchange Commission on October 1, 2002.)

(5)      Participation Agreement, dated as of May 1, 2000, by and among the Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc, and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 30, 2001.)

(6)(a)  Participation Agreement by and among Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co., and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-68601, filed with the Securities and Exchange Commission on December 9, 1998.)

(6)(b)  Amendment No. 5 to Participation Agreement by and among Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co., and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-94359, filed with the Securities and Exchange Commission on April 26, 2002.)

(6)(c)  Amendment No. 7 to Participation Agreement by and among Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co., and Sun Life Assurance Company of Canada (U.S.). (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-65048, filed with the Securities and Exchange Commission on October 1, 2002.)

(7)(a)  Participation Agreement by and among Sun Life Assurance Company of Canada (U.S.), INVESCO Variable Investment Funds, Inc., INVESCO Funds Group, Inc. and INVESCO Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-94359, filed with the Securities and Exchange Commission on April 26, 2002.)

(7)(b)  Amendment No. 1 to Participation Agreement by and among Sun Life Assurance Company of Canada (U.S.), INVESCO Variable Investment Funds, Inc., INVESCO Funds Group, Inc. and INVESCO Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-94359, filed with the Securities and Exchange Commission on April 26, 2002.)

(7)(c)  Amendment No. 4 to Participation Agreement by and among Sun Life Assurance Company of Canada (U.S.), INVESCO Variable Investment Funds, Inc., INVESCO Funds Group, Inc. and INVESCO Distributors, Inc). (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-65048, filed with the Securities and Exchange Commission on October 1, 2002.)

(8)(a)  Participation Agreement by and among MFS/Sun Life Series Trust, Sun Life Assurance Company of Canada (U.S.), and Massachusetts Financial Services Company (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on January 22, 1997.)

(8)(b)  Amendment No. 4 to Participation Agreement by and among MFS/Sun Life Series Trust, Sun Life Assurance Company of Canada (U.S.), and Massachusetts Financial Services Company (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-94359, filed with the Securities and Exchange Commission on April 26, 2002.)

(9)      Participation Agreement by and among Sun Life Assurance Company of Canada (U.S.), Deutsche Asset Management VIT Funds and Deutsche Asset Management, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-65048, filed with the Securities and Exchange Commission on July 3, 2002.)

(10) Participation Agreement by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC. (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-59662, filed with the Securities and Exchange Commission on February 26, 2003.)

(11) Participation Agreement by and among Sun Life Assurance Company of Canada (U.S.), The Alger American Fund and Fred Alger and Company, Incorporated. (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-68601, filed with the Securities and Exchange Commission on April 27, 1999.)

I. None.

J. (1) Powers of Attorney. (Incorporated herein by reference to the Registration Statement of Keyport Variable Account A on Form N-4, File No. 333-112506, filed with the Securities and Exchange Commission on February 5, 2004.)

 (2) Resolution of the Board of Directors of the Depositor dated July 24, 2003, authorizing the use of Powers of Attorney for Officer signatures. (Incorporated herein by reference to the Registration Statement of Keyport Variable Account A on Form N-4, File No. 333-112506, filed with the Securities and Exchange Commission on February 5, 2004.)

K. Legal Opinion.

L. None.

M. None.

N. Independent Auditor's Consent.

O. None.

P. None.

Q. None.

ITEM 27.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and

Principal Positions and Officers

Business Address

With Depositor

Donald A. Stewart

Director

150 King Street West

Toronto, Ontario

Canada M5H 1J9

C. James Prieur

Chairman and Director

150 King Street West

Toronto, Ontario

Canada M5H 1J9

Robert C. Salipante

President and Director

One Sun Life Executive Park

Wellesley Hills, MA 02481

David D. Horn

Director

257 Lake Street

P.O. Box 24

New Vineyard, ME 04956

James A. McNulty, III

Director

12 Wild Holly Lane

Medfield, MA 02052

S. Caesar Raboy

Director

220 Boylston Street

Boston, MA 02110

William W. Stinson

Director

1001 13th Avenue S.W.

Calgary, Alberta

Canada T2R 0L5

Paul W. Derksen

Director

150 King Street West

Toronto, Ontario

Canada, M5H 1J9

David K. Stevenson

Director

359 Grove Street

Needham, MA 02492

James C. Baillie

Director

Torys Suite 300, Maritime Life Tower

Toronto, Ontario

Canada MSK 1N2

Claude A. Accum

Vice President and Chief Actuary

One Sun Life Executive Park

Wellesley Hills, MA 02481

James M.A. Anderson

Vice President, Investments

One Sun Life Executive Park

Wellesley Hills, MA 02481

Nancy L. Conlin

Vice President and Chief Counsel

One Sun Life Executive Park

Wellesley Hills, MA 02481

Gary Corsi

Vice President and Chief Financial Officer and Treasurer

One Sun Life Executive Park

Wellesley Hills, MA 02481

Mark W. DeTora

Vice President, Individual Insurance

One Sun Life Executive Park

Wellesley Hills, MA 02481

Ellen B. King

Assistant Vice President and Senior Counsel and

One Sun Life Executive Park

Secretary

Wellesley Hills, MA 02481

John R. Wright

Executive Vice President, Sun Life Financial U.S. Operations

One Sun Life Executive Park

Wellesley Hills, MA 02481

Janet V. Whitehouse

Vice President, Human Resources and

One Sun Life Executive Park

Public Relations

Wellesley Hills, MA 02481

ITEM 28.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

No person is directly or indirectly controlled by the Registrant.  The Registrant is a separate account of Sun Life Assurance Company of Canada (U.S.), a wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc., a wholly-owned subsidiary of Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc., which is in turn a wholly-owned subsidiary of Sun Life Assurance Company of Canada.

The organization chart of Sun Life Assurance Company of Canada is filed as Exhibit 13 to the Registration Statement on Form N-4 of Keyport Variable Account A, File Nos. 333-114126, 811-07543, filed April 1, 2004.

None of the companies listed in such Exhibit 13 is a subsidiary of the Registrant; therefore, the only financial statements being filed are those of Sun Life Assurance Company of Canada (U.S.).

ITEM 29.  INDEMNIFICATION

Pursuant to Section 145 of the Delaware Corporation Law, Article 8 of the By-laws of Sun Life Assurance Company of Canada (U.S.), as amended effective as of January 1, 2000 (a copy of which was filed as Exhibit 6(b) to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-4, File No. 333-30844) provides for the indemnification of directors, officers and employees of Sun Life Assurance Company of Canada (U.S.).  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Sun Life Assurance Company of Canada (U.S.) pursuant to the certificate of incorporation, by-laws, or otherwise, Sun Life (U.S.) has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by Sun Life (U.S.) of expenses incurred or paid by a director, officer, controlling person of Sun Life (U.S.) in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Sun Life (U.S.) will submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act, unless in the opinion of their counsel the matter has been settled by controlling precedent, and will be governed by the final adjudication of such issue.

ITEM 30.  PRINCIPAL UNDERWRITERS

Clarendon Insurance Agency, Inc., a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.), acts as general distributor for the Registrant, Sun Life of Canada (U.S.) Variable Accounts C, D, E, F, G, H and I, Sun Life (N.Y.) Variable Accounts A, B and C, and Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account, Total Return Variable Account and Managed Sectors Variable Account.

Name and Principal

Positions and Officers

Business Address*

with Underwriter

Jane P. Wolak

President

Jane F. Jette

Financial/Operations Principal and Treasurer

James M.A. Anderson

Director

Gary Corsi

Director

Ellen B. King

Clerk

Imants Saksons

Vice President

Norton A. Goss, II

Director, Vice President & Chief Compliance Officer

Michael L. Gentile

Vice President

John E. Coleman

Vice President

Nancy C. Atherton

Assistant Vice President and Tax Officer

------------------------------

* The principal business address of all directors and officers of the principal underwriter, except for Ms. Wolak, is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.  The principal business address for Ms. Wolak is 112 Worcester Street, Wellesley Hills, MA 02481.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained, in whole or in part, by Sun Life Assurance Company of Canada (U.S.) at its offices at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481 or at the offices of Clarendon Insurance Agency, Inc., at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

ITEM 32.  MANAGEMENT SERVICES

Not applicable.

ITEM 33.  FEE REPRESENTATION

Sun Life Assurance Company of Canada (U.S.)("Sun Life of Canada (U.S.)") hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Sun Life (U.S.).

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to the Registration Statement and that it has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned thereunto duly authorized, and attested, all in the city of Wellesley Hills, and the Commonwealth of Massachusetts, on the 27th day of April, 2004.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(Registrant)

By:  SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(Depositor)

By:  */s/ Robert C. Salipante

Robert C. Salipante, President

Attest:  */s/ Ellen B. King

Ellen B. King, Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons and in the capacities and on the dates indicated.

 */s/ Robert C. Salipante
 Robert C. Salipante

 President and Director
(Principal Executive Officer)

 */s/ Gary Corsi
 Gary Corsi

 Vice President and Chief Financial Officer
(Principal Financial & Accounting Officer)

 */s/ Donald A. Stewart
 Donald A. Stewart

Director

 */s/ C. James Prieur
 C. James Prieur

Chairman and Director

 */s/ James C. Baillie
 James C. Baillie

Director

 */s/ David D. Horn
 David D. Horn

Director

 */s/ James A. McNulty, III
 James A. McNulty, III

Director

 */s/ Paul W. Derksen
 Paul W. Derksen

Director

 */s/ David K. Stevenson
 David K. Stevenson

Director

 */s/ S. Caesar Raboy
 S. Caesar Raboy

Director

 /s/ William W. Stinson
 William W. Stinson

Director

 By:  /s/ Edward M. Shea
Edward M. Shea, Attorney-In-Fact

April 27, 2004

*By Edward M. Shea pursuant to Powers of Attorney (Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 (File 333-112506) filed on February 5, 2004).